United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  10/31/08

Date of Reporting Period:  Fiscal year ended 10/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund

Established 1977

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$28.14		$27.91		$25.06		$24.04		$22.58
Income From Investment Operations:
Net investment income	0.18	[2]	0.15	[2]	0.21	[2]	0.26		0.11	[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.60)		4.62		3.39		0.99		1.46
TOTAL FROM INVESTMENT OPERATIONS	(6.42)		4.77		3.60		1.25		1.57
Less Distributions:
Distributions from net investment income	(0.15)		(0.18)		(0.19)		(0.21)		(0.11)
Distributions from net realized gain on investments and foreign currency transactions	(5.54)		(4.36)		(0.56)		(0.02)		--
TOTAL DISTRIBUTIONS	(5.69)		(4.54)		(0.75)		(0.23)		(0.11)
Net Asset Value, End of Period	$16.03		$28.14		$27.91		$25.06		$24.04
Total Return [3]	(27.70)%		19.78%		14.73%		5.22%		6.97%

Ratios to Average Net Assets:
Net expenses	1.25	% [4]	1.23	% [4]	1.24	% [4]	1.22	% [4]	1.25	% [4]
Net investment income	0.88%		0.59%		0.79%		0.98%		0.46%
Expense waiver/reimbursement [5]	0.01%		0.01%		0.01%		0.02%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$939,280		$1,433,917		$1,600,635		$2,225,781		$2,605,203
Portfolio turnover	252%		165%		113%		43%		45%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.24%, 1.22%, 1.23%, 1.21% and 1.25% after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$27.07		$27.03		$24.30		$23.34		$21.98
Income From Investment Operations:
Net investment income (loss)	0.02	[2]	(0.05	) [2]	(0.01	) [2]	0.02		(0.06	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.31)		4.45		3.30		1.00		1.42
TOTAL FROM INVESTMENT OPERATIONS	(6.29)		4.40		3.29		1.02		1.36
Less Distributions:
Distributions from net investment income	--		--		--		(0.04)		--
Distributions from net realized gain on investments and foreign currency transactions	(5.54)		(4.36)		(0.56)		(0.02)		--
TOTAL DISTRIBUTIONS	(5.54)		(4.36)		(0.56)		(0.06)		--
Net Asset Value, End of Period	$15.24		$27.07		$27.03		$24.30		$23.34
Total Return [3]	(28.29)%		18.82%		13.83%		4.37%		6.19%

Ratios to Average Net Assets:
Net expenses	2.05	% [4]	2.03	% [4]	2.04	% [4]	2.01	% [4]	1.98	% [4]
Net investment income (loss)	0.10%		(0.22)%		(0.03)%		0.19%		(0.27)%
Expense waiver/reimbursement [5]	0.01%		0.01%		0.00	% [6]	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$221,131		$423,377		$448,037		$507,271		$569,518
Portfolio turnover	252%		165%		113%		43%		45%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.04%, 2.02%, 2.03%, 2.00% and 1.98% after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$27.05		$27.00		$24.28		$23.32		$21.96
Income From Investment Operations:
Net investment income (loss)	0.02	[2]	(0.05	) [2]	(0.00	) [2,3]	0.02		(0.08	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.30)		4.46		3.28		0.99		1.44
TOTAL FROM INVESTMENT OPERATIONS	(6.28)		4.41		3.28		1.01		1.36
Less Distributions:
Distributions from net investment income	--		--		--		(0.03)		--
Distributions from net realized gain on investments and foreign currency transactions	(5.54)		(4.36)		(0.56)		(0.02)		--
TOTAL DISTRIBUTIONS	(5.54)		(4.36)		(0.56)		(0.05)		--
Net Asset Value, End of Period	$15.23		$27.05		$27.00		$24.28		$23.32
Total Return [4]	(28.27)%		18.89%		13.80%		4.35%		6.19	% [5]

Ratios to Average Net Assets:
Net expenses	2.03	% [6]	2.01	% [6]	2.03	% [6]	2.02	% [6]	2.02	% [6]
Net investment income (loss)	0.11%		(0.20)%		(0.01)%		0.18%		(0.31)%
Expense waiver/reimbursement [7]	0.01%		0.01%		0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$88,572		$144,473		$145,655		$185,175		$215,206
Portfolio turnover	252%		165%		113%		43%		45%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the year ended October 31, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.02%, 2.00%, 2.02%, 2.01% and 2.02% after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$27.98		$27.80		$24.94		$23.87		$22.54
Income From Investment Operations:
Net investment income	0.07	[2]	0.03	[2]	0.07	[2]	0.09		0.01	[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.55)		4.61		3.40		1.04		1.45
TOTAL FROM INVESTMENT OPERATIONS	(6.48)		4.64		3.47		1.13		1.46
Less Distributions:
Distributions from net investment income	(0.06)		(0.10)		(0.05)		(0.04)		(0.13)
Distributions from net realized gain on investments and foreign currency transactions	(5.54)		(4.36)		(0.56)		(0.02)		--
TOTAL DISTRIBUTIONS	(5.60)		(4.46)		(0.61)		(0.06)		(0.13)
Net Asset Value, End of Period	$15.90		$27.98		$27.80		$24.94		$23.87
Total Return [3]	(28.05)%		19.26%		14.22%		4.73%		6.49%

Ratios to Average Net Assets:
Net expenses	1.70	% [4]	1.68	% [4]	1.69	% [4]	1.67	% [4]	1.69	% [4]
Net investment income	0.33%		0.11%		0.28%		0.46%		0.03%
Expense waiver/reimbursement [5]	0.01%		0.01%		0.00	% [6]	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$39,155		$19,768		$13,669		$7,389		$9,345
Portfolio turnover	252%		165%		113%		43%		45%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.69%, 1.67%, 1.68%, 1.66% and 1.69% after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 767.70	$ 5.55
Class B Shares	$1,000	$ 764.30	$ 9.09
Class C Shares	$1,000	$ 764.60	$ 9.00
Class K Shares	$1,000	$ 765.50	$ 7.54
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.85	$ 6.34
Class B Shares	$1,000	$1,014.83	$10.38
Class C Shares	$1,000	$1,014.93	$10.28
Class K Shares	$1,000	$1,016.59	$ 8.62

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.25%
Class B Shares	2.05%
Class C Shares	2.03%
Class K Shares	1.70%

Management's Discussion of Fund Performance

PERFORMANCE OVERVIEW

This report addresses Federated Capital Appreciation Fund's fiscal year performance period from November 1, 2007, through October 31, 2008. During this reporting period, the Fund produced total returns of (27.70)%, (28.29)%, (28.27)%, and (28.05)% for Class A, Class B, Class C and Class K Shares, respectively, based upon net asset value (NAV).

Stocks as measured by the Standard & Poor 500 Index 1 (S&P 500) fell 36.10% during the reporting period. Consumer Staples and Healthcare were the best performing sectors within the Index with (12.04)% and (23.96)% returns respectively. Every sector experienced negative returns for the reporting period, with the worst hit sectors being Financials (-52.09%) and Information Technology (-41.21%). The Financial sector is still the largest sector in the S&P 500 with an average weight of 16.4%.

The following discussion will focus on the performance of the Fund's Class A Shares. The Fund's Class A Shares, which returned (27.70)%, outperformed its benchmark, the S&P 500, which returned (36.10)%. Nearly two thirds of the relative outperformance was driven by stock selection, with the remainder coming from sector allocation. The Fund's relative performance benefited from excellent stock selection within the Financial sector where high quality stocks, such as JPMorgan and US Bancorp, were generally favored over lower quality issuers. Wal-Mart and Kroger both contributed to performance as they benefited from improved competitive positions due to their everyday low pricing strategies. Nabors, Rio Tinto, First Solar and Apache benefited from strong price increases in energy and materials. Norfolk Southern, a railroad operator, also aided performance primarily due to its strong relative pricing advantage versus the trucking industry. Two Healthcare names, Genentech and Waters, also aided fund performance.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made directly in an index.

We remained overweighted in Consumer Staples and underweighted in the Financial sector throughout the reporting period, just as we were positioned last year. Both sector bets proved to be helpful. In addition, we favored the Energy sector in the first half of the year and lightened our exposure in late spring due to our concerns regarding demand destruction taking place as a result of higher prices. Energy and Commodities, under pressure on a cyclical basis, remain interesting on a secular basis. The Fund was underweighted in both sectors at the end of the reporting period. The Fund was tilted more toward growth stocks during the year, in line with the idea of looking for stable earnings growth with favorable valuation. The Fund's exposure to foreign stocks 2 at the end of the fiscal year, through ADRs and stocks of listed ADRs, was approximately 11.2%.

The portfolio is constructed on a bottom up basis and is confirmed by top down factors when these factors are viewed as helpful. We analyze fundamentals, with emphasis on our forward growth rate, and weigh that against valuation parameters.

Top five positive contributors were: Wal-Mart, First Solar, Nabors, Rio Tinto and Norfolk Southern. Largest negative contributors were: Morgan Stanley, Microsoft Corp, Goldman Sachs Group, Schlumberger Ltd, and General Electric Co.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(31.68)%
5 Years	1.11%
10 Years	4.22%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index or average.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(31.39)%
5 Years	1.19%
10 Years	4.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over eight years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(28.84)%
5 Years	1.46%
10 Years	4.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index or average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers four other classes of shares; Class A Shares, Class B Shares, Class C Shares and Institutional Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class K Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(28.05)%
5 Years	1.79%
10 Years	4.34%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index or average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	16.4%
Health Care	16.2%
Consumer Staples	14.8%
Financials	12.0%
Energy	10.8%
Industrials	10.4%
Consumer Discretionary	7.6%
Materials	4.2%
Utilities	3.6%
Cash Equivalents [2]	11.9%
Other Assets and Liabilities--Net [3]	(7.9)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--93.5%
		Consumer Discretionary--7.6%
1,492,900		Comcast Corp., Class A	$23,528,104
1,263,600		Mattel, Inc.	18,979,272
764,990		McDonald's Corp.	44,315,871
637,900		Walt Disney Co.	16,521,610
		TOTAL	103,344,857
		Consumer Staples--14.8%
411,800		Kellogg Co.	20,762,956
1,874,400		Kroger Co.	51,471,024
1,176,342		Nestle SA	45,853,176
466,387		Procter & Gamble Co.	30,100,617
788,105		Unilever N.V., ADR	18,953,925
626,000		Wal-Mart Stores, Inc.	34,937,060
		TOTAL	202,078,758
		Energy--10.8%
207,400		Apache Corp.	17,075,242
459,300		Chevron Corp.	34,263,780
216,600		Devon Energy Corp.	17,514,276
498,097		Exxon Mobil Corp.	36,918,950
705,100	[1]	Petroleo Brasileiro SA, ADR	18,960,139
641,750		XTO Energy, Inc.	23,070,912
		TOTAL	147,803,299
		Financials--9.5%
597,600		Bank of America Corp.	14,443,992
217,100		Franklin Resources, Inc.	14,762,800
149,800		Goldman Sachs Group, Inc.	13,856,500
1,085,800		Huntington Bancshares, Inc.	10,260,810
1,044,700		JPMorgan Chase & Co.	43,093,875
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
414,700		Morgan Stanley	$7,244,809
394,288		PNC Financial Services Group	26,287,181
		TOTAL	129,949,967
		Health Care--16.2%
271,200		Abbott Laboratories	14,956,680
172,800	[1]	Amgen, Inc.	10,348,992
232,900	[1]	Barr Laboratories, Inc.	14,966,154
547,400		Baxter International, Inc.	33,112,226
302,500		Becton, Dickinson & Co.	20,993,500
242,100	[1]	Cephalon, Inc.	17,363,412
375,400	[1]	Genentech, Inc.	31,135,676
334,300		Johnson & Johnson	20,505,962
632,300		Medtronic, Inc.	25,500,659
416,000		Shire Ltd., ADR	16,411,200
486,400		Wyeth	15,652,352
		TOTAL	220,946,813
		Industrials--10.4%
1,954,600		ABB Ltd., ADR	25,702,990
1,698,318		General Electric Co.	33,134,184
386,775		Lockheed Martin Corp.	32,895,214
413,300		Norfolk Southern Corp.	24,773,202
234,700		United Parcel Service, Inc.	12,387,466
233,800		United Technologies Corp.	12,849,648
		TOTAL	141,742,704
		Information Technology--16.4%
370,900	[1]	Adobe Systems, Inc.	9,880,776
246,470	[1]	Apple, Inc.	26,517,707
884,933	[1]	Cisco Systems, Inc.	15,725,259
1,095,200	[1]	EMC Corp. Mass	12,901,456
105,900	[1]	Google Inc.	38,056,224
333,200		Hewlett-Packard Co.	12,754,896
206,800		IBM Corp.	19,226,196
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
1,572,300		Intel Corp.	$25,156,800
1,247,102		Microsoft Corp.	27,847,788
1,006,100	[1]	Oracle Corp.	18,401,569
458,100		Qualcomm, Inc.	17,526,906
		TOTAL	223,995,577
		Materials--4.2%
655,300		Barrick Gold Corp.	14,888,416
150,800		Monsanto Co.	13,418,184
656,500		Newmont Mining Corp.	17,292,210
131,200		Potash Corp. of Saskatchewan, Inc.	11,186,112
		TOTAL	56,784,922
		Utilities--3.6%
231,100		FirstEnergy Corp.	12,054,176
341,800		Progress Energy, Inc.	13,456,666
683,300		Southern Co.	23,464,522
		TOTAL	48,975,364
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,335,494,035)	1,275,622,261
		CORPORATE BONDS--2.5%
		Financials--2.5%
$17,600,000		Bank of America Corp., Jr. Sub. Note, Series K, 8.00%, 12/29/2049	13,355,769
28,600,000		Citigroup, Inc., Jr. Sub. Note, Series E, 8.40%, 4/29/2049	19,984,250
		TOTAL CORPORATE BONDS (IDENTIFIED COST $33,165,268)	33,340,019
Shares			Value
		MUTUAL FUND--11.9%
162,690,105	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$162,690,105
		TOTAL INVESTMENTS--107.9% (IDENTIFIED COST $1,531,349,408) [4]	1,471,652,385
		OTHER ASSETS AND LIBIALITIES - NET--(7.9)% [5]	(107,739,248)
		TOTAL NET ASSETS--100%	$1,363,913,137

At October 31, 2008, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Purchased:
11/3/2008	2,353,317 Swiss Francs	$2,069,578	$2,029,246	$(40,332)

Unrealized Depreciation on the Foreign Exchange Contract is included in "Other Assets and
Liabilities - Net."

1 Non-income-producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $1,598,841,337.

5 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $162,690,105 of investments in an affiliated issuer (Note 5) (identified cost $1,531,349,408)		$1,471,652,385
Cash		14,399
Cash denominated in foreign currencies (cost of $504)		494
Income receivable		1,780,257
Receivable for investments sold		40,557,990
Receivable for shares sold		2,733,682
TOTAL ASSETS		1,516,739,207
Liabilities:
Payable for investments purchased	$148,620,748
Payable for shares redeemed	2,661,867
Payable for foreign exchange contract	40,332
Payable for Director's/Trustees' fee	2,819
Payable for distribution services fee (Note 5)	218,197
Payable for shareholder services fee (Note 5)	655,894
Accrued expenses	626,213
TOTAL LIABILITIES		152,826,070
Net assets for 86,115,007 shares outstanding		$1,363,913,137
Net Assets Consist of:
Paid-in capital		$1,602,178,634
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(59,742,354)
Accumulated net realized loss on investments, foreign currency transactions, futures contracts and written option contracts		(187,124,437)
Undistributed net investment income		8,601,294
TOTAL NET ASSETS		$1,363,913,137

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($939,280,135 ÷ 58,610,375 shares outstanding), no par value, unlimited shares authorized	$16.03
Offering price per share (100/94.50 of $16.03) [1]	$16.96
Redemption proceeds per share	$16.03
Class B Shares:
Net asset value per share ($221,131,000 ÷ 14,509,157 shares outstanding), no par value, unlimited shares authorized	$15.24
Offering price per share	$15.24
Redemption proceeds per share (94.50/100 of $15.24) [1]	$14.40
Class C Shares:
Net asset value per share ($88,572,104 ÷ 5,815,989 shares outstanding), no par value, unlimited shares authorized	$15.23
Offering price per share	$15.23
Redemption proceeds per share (99.00/100 of $15.23) [1]	$15.08
Class K Shares:
Net asset value per share ($39,154,648 ÷ 2,461,886 shares outstanding), no par value, unlimited shares authorized	$15.90
Offering price per share	$15.90
Redemption proceeds per share	$15.90
Institutional Shares:
Net asset value per share ($75,775,250 ÷ 4,717,600 shares outstanding), no par value, unlimited shares authorized	$16.06
Offering price per share	$16.06
Redemption proceeds per share	$16.06

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $2,665,109 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $247,177)		$36,705,362
Interest		3,630
TOTAL INCOME		36,708,992
Expenses:
Investment adviser fee (Note 5)	$13,000,728
Administrative personnel and services fee (Note 5)	1,355,903
Custodian fees	91,791
Transfer and dividend disbursing agent fees and expenses--Class A Shares	1,779,403
Transfer and dividend disbursing agent fees and expenses--Class B Shares	624,016
Transfer and dividend disbursing agent fees and expenses--Class C Shares	203,173
Transfer and dividend disbursing agent fees and expenses--Class K Shares	113,844
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	37,991
Directors'/Trustees' fees	17,078
Auditing fees	29,500
Legal fees	15,026
Portfolio accounting fees	209,997
Distribution services fee--Class B Shares (Note 5)	2,468,422
Distribution services fee--Class C Shares (Note 5)	895,734
Distribution services fee--Class K Shares (Note 5)	168,469
Shareholder services fee--Class A Shares (Note 5)	2,878,082
Shareholder services fee--Class B Shares (Note 5)	822,807
Shareholder services fee--Class C Shares (Note 5)	290,530
Account administration fee--Class A Shares	79,244
Account administration fee--Class C Shares	3,341
Share registration costs	89,684
Printing and postage	170,949
Insurance premiums	10,965
Miscellaneous	11,021
TOTAL EXPENSES	25,367,698

Statement of Operations - continued

Year Ended October 31, 2008

Waiver, Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee (Note 5)	$(66,459)
Waiver of administrative personnel and services fee (Note 5)	(36,763)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(210,064)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		$(313,286)
Net expenses			$25,054,412
Net investment income			11,654,580
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(165,689,372)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(384,676,782)
Net realized and unrealized loss on investments and foreign currency transactions			(550,366,154)
Change in net assets resulting from operations			$(538,711,574)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,654,580	$7,581,011
Net realized gain (loss) on investments and foreign currency transactions	(165,689,372)	401,456,773
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(384,676,782)	(33,551,290)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(538,711,574)	375,486,494
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,287,303)	(11,260,061)
Class K Shares	(56,795)	(57,447)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(280,652,380)	(247,035,186)
Class B Shares	(85,611,210)	(71,603,870)
Class C Shares	(29,312,332)	(23,375,239)
Class K Shares	(3,928,786)	(2,158,216)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(408,848,806)	(355,490,019)
Share Transactions:
Proceeds from sale of shares	481,922,779	252,146,007
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	--	21,271,566
Proceeds from shares issued in connection with the tax-free transfer of assets from Central Bank Core Equity Fund	42,103,041	--
Net asset value of shares issued to shareholders in payment of distributions declared	359,161,924	316,176,401
Cost of shares redeemed	(593,249,539)	(796,051,205)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	289,938,205	(206,457,231)
Change in net assets	(657,622,175)	(186,460,756)
Net Assets:
Beginning of period	2,021,535,312	2,207,996,068
End of period (including undistributed net investment income of $8,601,294 and $4,642,898, respectively)	$1,363,913,137	$2,021,535,312

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.

Effective December 31, 2007, the Fund began offering Institutional Shares.

On June 22, 2007, the Fund received a tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund, as follows:

Shares of the Fund Issued	Bryn Mawr Equity Common Trust Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Bryn Mawr Equity Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
784,639	$21,271,566	$7,578,225	$2,115,516,191	$21,271,566	$2,136,787,757

1 Unrealized Appreciation is included in the Bryn Mawr Equity Common Trust Fund Net Assets Received amount shown above.

On May 9, 2008, the Fund received a tax-free transfer of assets from Central Bank Core Equity Fund, as follows:

Shares of the Fund Issued	Central Bank Core Equity Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Central Bank Core Equity Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,017,395	$42,103,041	$8,921,086	$1,762,228,108	$42,103,041	$1,804,331,149

1 Unrealized Appreciation is included in the Central Bank Core Equity Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes.

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	16,853,104	$336,236,946	7,622,572	$198,548,749
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	--	--	784,639	21,271,566
Shares issued to shareholders in payment of distributions declared	11,739,668	249,902,539	9,364,302	227,777,106
Shares redeemed	(20,931,618)	(419,767,400)	(24,178,240)	(628,174,982)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,661,154	$166,372,085	(6,406,727)	$(180,577,561)

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	791,872	$15,361,782	818,728	$20,483,992
Shares issued to shareholders in payment of distributions declared	3,969,781	80,388,061	2,846,647	66,611,548
Shares redeemed	(5,889,752)	(112,993,395)	(4,604,762)	(115,737,932)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,128,099)	$(17,243,552)	(939,387)	$(28,642,392)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,340,717	$25,824,322	966,873	$24,127,497
Shares issued to shareholders in payment of distributions declared	1,234,167	24,967,189	838,489	19,595,486
Shares redeemed	(2,099,452)	(40,351,015)	(1,858,460)	(46,327,982)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	475,432	$10,440,496	(53,098)	$(2,604,999)

Year Ended October 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	2,119,876	$43,230,665	348,633	$8,985,769
Shares issued to shareholders in payment of distributions declared	184,818	3,904,135	90,552	2,192,261
Shares redeemed	(549,210)	(10,724,702)	(224,409)	(5,810,309)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	1,755,484	$36,410,098	214,776	$5,367,721

Year Ended October 31	2008 [1]		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,186,759	$61,269,064	--	$--
Proceeds from shares issued in connection with the tax-free transfer of assets from Central Bank Core Equity Fund	2,017,395	42,103,041	--	--
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	(486,554)	(9,413,027)	--	--
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	4,717,600	$93,959,078	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	13,481,571	$289,938,205	(7,184,436)	$(206,457,231)

1 Reflects operations for the period from December 31, 2007 (date of initial investment) to October 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are attributable in part to reclass of gain (loss) on foreign exchange contracts and expiration of capital loss carryforwards.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,359,055)	$1,647,914	$(288,859)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$166,975,138	$ 73,896,022
Long-term capital gains	$241,873,668	$281,593,997

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,601,294
Net unrealized depreciation	$(127,234,283)
Capital loss carryforwards	$(119,632,508)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At October 31, 2008, the cost of investments for federal tax purposes was $1,598,841,337. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $127,188,952. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $69,626,341 and net unrealized depreciation from investments for those securities having an excess of cost over value of $196,815,293.

At October 31, 2008, the Fund had a capital loss carryforward of $119,632,508 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 3,770,787
2010	$ 2,978,206
2011	$ 978,641
2012	$ 1,306,623
2016	$110,598,251

As a result of the tax-free transfer of assets from Federated New Economy Fund, First Merit Equity Fund and Vintage Growth Fund certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $1,359,057 expired during the year ended October 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $36,763 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $51,755 of fees paid by the Fund. For the year ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund's Class A Shares on December 31, 2007.

Sales Charges

For the year ended October 31, 2008, FSC retained $72,690 in sales charges from the sale of Class A Shares. FSC also retained $1,527 of contingent deferred sales charges relating to redemptions of Class A Shares and $2,959 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $46,245 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC received $149,252 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS, and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.23% for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $66,459. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	73,916,941	1,665,391,078	1,576,617,914	162,690,105	$162,690,105	$2,665,109

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $210,064 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$4,211,461,228
Sales	$4,358,352,659

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $241,873,668.

For the fiscal year ended October 31, 2008, 21.03% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 18.93% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Appreciation Fund (the "Fund"), a portfolio of Federated Equity Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Appreciation Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 23, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED CAPITAL APPRECIATION FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172701
Cusip 314172800
Cusip 314172883
Cusip 314172594

G01649-04 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout the Period)

Period Ended October 31	2008	[1]
Net Asset Value, Beginning of Period	$21.34
Income From Investment Operations:
Net investment income	0.15	[2]
Net realized and unrealized loss on investments and foreign currency transactions	(5.43)
TOTAL FROM INVESTMENT OPERATIONS	(5.28)
Net Asset Value, End of Period	$16.06
Total Return [3]	(24.74)%

Ratios to Average Net Assets:
Net expenses [4]	0.96	% [5]
Net investment income	0.93	% [5]
Expense waiver/reimbursement [6]	0.02	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$75,775
Portfolio turnover [7]	252%

1 Reflects operations for the period from December 31, 2007 (date of initial investment) to October 31, 2008.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 0.94% after taking into account this expense reduction for the period ended October 31, 2008.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2008.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 768.40	$4.22
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.36	$4.82

1 Expenses are equal to the Fund's annualized net expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

PERFORMANCE OVERVIEW

This report addresses Federated Capital Appreciation Fund's Institutional Shares performance from December 31, 2007 (date of initial investment) through October 31, 2008. During this reporting period, the Fund's Institutional Shares produced a total return of (24.74)%.

Stocks as measured by the Standard & Poor 500 Index 1 (S&P 500) fell 32.86% during the reporting period. Consumer Staples and Healthcare were the best performing sectors within the Index with (13.76)% and (22.45)% returns respectively. Every sector experienced negative returns for the reporting period, with the worst hit sectors being Financials (-45.08%) and Materials (-38.82%). The Financial sector is still the largest sector in the S&P 500 with an average weight of 16.4%.

The following discussion will focus on the performance of the Fund's Institutional Shares. The Fund's Institutional Shares, which returned (24.74)%, outperformed its benchmark, the S&P 500, which returned (32.86)%. Nearly two thirds of the relative outperformance was driven by stock selection, with the remainder coming from sector allocation. The Fund's relative performance benefited from excellent stock selection within the Financial sector, where high quality stocks, such as JPMorgan and US Bancorp, were generally favored over lower quality issuers. Wal-Mart contributed to performance, as it benefited from improved competitive positions due to its everyday low pricing strategy. Nabors, Rio Tinto, First Solar and Apache benefited from strong price increases in energy and materials. Norfolk Southern, a railroad operator, also aided performance primarily due to its strong relative pricing advantage versus the trucking industry. Two Healthcare names, Genentech and Waters, also aided fund performance.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made directly in an index.

We remained overweighted in Consumer Staples and underweighted in the Financial sector throughout the reporting period, just as we were positioned last year. Both sector bets proved to be helpful. In addition, we favored the Energy sector in the first half of the year and lightened our exposure in late spring due to our concerns regarding demand destruction taking place as a result of higher prices. Energy and Commodities, under pressure on a cyclical basis, remain interesting on a secular basis. The Fund was underweighted in both sectors at the end of the reporting period. The Fund was tilted more toward growth stocks during the year, in line with the idea of looking for stable earnings growth with favorable valuation. The Fund's exposure to foreign stocks 2 at the end of the fiscal year, through American Depository Receipts (ADRs) and stocks of listed ADRs, was approximately 11.2%.

The portfolio is constructed on a bottom-up basis and is confirmed by top- down factors, when these factors are viewed as helpful. We analyze fundamentals, with emphasis on our forward growth rate, and weigh that against valuation parameters.

Top five positive contributors were: Wal-Mart, First Solar, Nabors, Rio Tinto and Norfolk Southern. Largest negative contributors were: Morgan Stanley, Microsoft Corp, Goldman Sachs Group, Schlumberger Ltd and General Electric Co.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The Fund's Institutional Shares commenced operations on December 31, 2007. The Fund offers four other classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Institutional Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Institutional Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(27.56)%
5 Years	2.30%
10 Years	4.83%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index or average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	16.4%
Health Care	16.2%
Consumer Staples	14.8%
Financials	12.0%
Energy	10.8%
Industrials	10.4%
Consumer Discretionary	7.6%
Materials	4.2%
Utilities	3.6%
Cash Equivalents [2]	11.9%
Other Assets and Liabilities--Net [3]	(7.9)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--93.5%
		Consumer Discretionary--7.6%
1,492,900		Comcast Corp., Class A	$23,528,104
1,263,600		Mattel, Inc.	18,979,272
764,990		McDonald's Corp.	44,315,871
637,900		Walt Disney Co.	16,521,610
		TOTAL	103,344,857
		Consumer Staples--14.8%
411,800		Kellogg Co.	20,762,956
1,874,400		Kroger Co.	51,471,024
1,176,342		Nestle SA	45,853,176
466,387		Procter & Gamble Co.	30,100,617
788,105		Unilever N.V., ADR	18,953,925
626,000		Wal-Mart Stores, Inc.	34,937,060
		TOTAL	202,078,758
		Energy--10.8%
207,400		Apache Corp.	17,075,242
459,300		Chevron Corp.	34,263,780
216,600		Devon Energy Corp.	17,514,276
498,097		Exxon Mobil Corp.	36,918,950
705,100	[1]	Petroleo Brasileiro SA, ADR	18,960,139
641,750		XTO Energy, Inc.	23,070,912
		TOTAL	147,803,299
		Financials--9.5%
597,600		Bank of America Corp.	14,443,992
217,100		Franklin Resources, Inc.	14,762,800
149,800		Goldman Sachs Group, Inc.	13,856,500
1,085,800		Huntington Bancshares, Inc.	10,260,810
1,044,700		JPMorgan Chase & Co.	43,093,875
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
414,700		Morgan Stanley	$7,244,809
394,288		PNC Financial Services Group	26,287,181
		TOTAL	129,949,967
		Health Care--16.2%
271,200		Abbott Laboratories	14,956,680
172,800	[1]	Amgen, Inc.	10,348,992
232,900	[1]	Barr Laboratories, Inc.	14,966,154
547,400		Baxter International, Inc.	33,112,226
302,500		Becton, Dickinson & Co.	20,993,500
242,100	[1]	Cephalon, Inc.	17,363,412
375,400	[1]	Genentech, Inc.	31,135,676
334,300		Johnson & Johnson	20,505,962
632,300		Medtronic, Inc.	25,500,659
416,000		Shire Ltd., ADR	16,411,200
486,400		Wyeth	15,652,352
		TOTAL	220,946,813
		Industrials--10.4%
1,954,600		ABB Ltd., ADR	25,702,990
1,698,318		General Electric Co.	33,134,184
386,775		Lockheed Martin Corp.	32,895,214
413,300		Norfolk Southern Corp.	24,773,202
234,700		United Parcel Service, Inc.	12,387,466
233,800		United Technologies Corp.	12,849,648
		TOTAL	141,742,704
		Information Technology--16.4%
370,900	[1]	Adobe Systems, Inc.	9,880,776
246,470	[1]	Apple, Inc.	26,517,707
884,933	[1]	Cisco Systems, Inc.	15,725,259
1,095,200	[1]	EMC Corp. Mass	12,901,456
105,900	[1]	Google Inc.	38,056,224
333,200		Hewlett-Packard Co.	12,754,896
206,800		IBM Corp.	19,226,196
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
1,572,300		Intel Corp.	$25,156,800
1,247,102		Microsoft Corp.	27,847,788
1,006,100	[1]	Oracle Corp.	18,401,569
458,100		Qualcomm, Inc.	17,526,906
		TOTAL	223,995,577
		Materials--4.2%
655,300		Barrick Gold Corp.	14,888,416
150,800		Monsanto Co.	13,418,184
656,500		Newmont Mining Corp.	17,292,210
131,200		Potash Corp. of Saskatchewan, Inc.	11,186,112
		TOTAL	56,784,922
		Utilities--3.6%
231,100		FirstEnergy Corp.	12,054,176
341,800		Progress Energy, Inc.	13,456,666
683,300		Southern Co.	23,464,522
		TOTAL	48,975,364
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,335,494,035)	1,275,622,261
		CORPORATE BONDS--2.5%
		Financials--2.5%
$17,600,000		Bank of America Corp., Jr. Sub. Note, Series K, 8.00%, 12/29/2049	13,355,769
28,600,000		Citigroup, Inc., Jr. Sub. Note, Series E, 8.40%, 4/29/2049	19,984,250
		TOTAL CORPORATE BONDS (IDENTIFIED COST $33,165,268)	33,340,019
Shares			Value
		MUTUAL FUND--11.9%
162,690,105	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$162,690,105
		TOTAL INVESTMENTS--107.9% (IDENTIFIED COST $1,531,349,408) [4]	1,471,652,385
		OTHER ASSETS AND LIBIALITIES - NET--(7.9)% [5]	(107,739,248)
		TOTAL NET ASSETS--100%	$1,363,913,137

At October 31, 2008, the Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Purchased:
11/3/2008	2,353,317 Swiss Francs	$2,069,578	$2,029,246	$(40,332)

Unrealized Depreciation on the Foreign Exchange Contract is included in "Other Assets and
Liabilities - Net."

1 Non-income-producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $1,598,841,337.

5 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $162,690,105 of investments in an affiliated issuer (Note 5) (identified cost $1,531,349,408)		$1,471,652,385
Cash		14,399
Cash denominated in foreign currencies (cost of $504)		494
Income receivable		1,780,257
Receivable for investments sold		40,557,990
Receivable for shares sold		2,733,682
TOTAL ASSETS		1,516,739,207
Liabilities:
Payable for investments purchased	$148,620,748
Payable for shares redeemed	2,661,867
Payable for foreign exchange contract	40,332
Payable for Director's/Trustees' fee	2,819
Payable for distribution services fee (Note 5)	218,197
Payable for shareholder services fee (Note 5)	655,894
Accrued expenses	626,213
TOTAL LIABILITIES		152,826,070
Net assets for 86,115,007 shares outstanding		$1,363,913,137
Net Assets Consist of:
Paid-in capital		$1,602,178,634
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(59,742,354)
Accumulated net realized loss on investments, foreign currency transactions, futures contracts and written option contracts		(187,124,437)
Undistributed net investment income		8,601,294
TOTAL NET ASSETS		$1,363,913,137

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($939,280,135 ÷ 58,610,375 shares outstanding), no par value, unlimited shares authorized	$16.03
Offering price per share (100/94.50 of $16.03) [1]	$16.96
Redemption proceeds per share	$16.03
Class B Shares:
Net asset value per share ($221,131,000 ÷ 14,509,157 shares outstanding), no par value, unlimited shares authorized	$15.24
Offering price per share	$15.24
Redemption proceeds per share (94.50/100 of $15.24) [1]	$14.40
Class C Shares:
Net asset value per share ($88,572,104 ÷ 5,815,989 shares outstanding), no par value, unlimited shares authorized	$15.23
Offering price per share	$15.23
Redemption proceeds per share (99.00/100 of $15.23) [1]	$15.08
Class K Shares:
Net asset value per share ($39,154,648 ÷ 2,461,886 shares outstanding), no par value, unlimited shares authorized	$15.90
Offering price per share	$15.90
Redemption proceeds per share	$15.90
Institutional Shares:
Net asset value per share ($75,775,250 ÷ 4,717,600 shares outstanding), no par value, unlimited shares authorized	$16.06
Offering price per share	$16.06
Redemption proceeds per share	$16.06

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $2,665,109 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $247,177)		$36,705,362
Interest		3,630
TOTAL INCOME		36,708,992
Expenses:
Investment adviser fee (Note 5)	$13,000,728
Administrative personnel and services fee (Note 5)	1,355,903
Custodian fees	91,791
Transfer and dividend disbursing agent fees and expenses--Class A Shares	1,779,403
Transfer and dividend disbursing agent fees and expenses--Class B Shares	624,016
Transfer and dividend disbursing agent fees and expenses--Class C Shares	203,173
Transfer and dividend disbursing agent fees and expenses--Class K Shares	113,844
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	37,991
Directors'/Trustees' fees	17,078
Auditing fees	29,500
Legal fees	15,026
Portfolio accounting fees	209,997
Distribution services fee--Class B Shares (Note 5)	2,468,422
Distribution services fee--Class C Shares (Note 5)	895,734
Distribution services fee--Class K Shares (Note 5)	168,469
Shareholder services fee--Class A Shares (Note 5)	2,878,082
Shareholder services fee--Class B Shares (Note 5)	822,807
Shareholder services fee--Class C Shares (Note 5)	290,530
Account administration fee--Class A Shares	79,244
Account administration fee--Class C Shares	3,341
Share registration costs	89,684
Printing and postage	170,949
Insurance premiums	10,965
Miscellaneous	11,021
TOTAL EXPENSES	25,367,698

Statement of Operations - continued

Year Ended October 31, 2008

Waiver, Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee (Note 5)	$(66,459)
Waiver of administrative personnel and services fee (Note 5)	(36,763)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(210,064)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		$(313,286)
Net expenses			$25,054,412
Net investment income			11,654,580
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(165,689,372)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(384,676,782)
Net realized and unrealized loss on investments and foreign currency transactions			(550,366,154)
Change in net assets resulting from operations			$(538,711,574)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,654,580	$7,581,011
Net realized gain (loss) on investments and foreign currency transactions	(165,689,372)	401,456,773
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(384,676,782)	(33,551,290)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(538,711,574)	375,486,494
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,287,303)	(11,260,061)
Class K Shares	(56,795)	(57,447)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(280,652,380)	(247,035,186)
Class B Shares	(85,611,210)	(71,603,870)
Class C Shares	(29,312,332)	(23,375,239)
Class K Shares	(3,928,786)	(2,158,216)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(408,848,806)	(355,490,019)
Share Transactions:
Proceeds from sale of shares	481,922,779	252,146,007
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	--	21,271,566
Proceeds from shares issued in connection with the tax-free transfer of assets from Central Bank Core Equity Fund	42,103,041	--
Net asset value of shares issued to shareholders in payment of distributions declared	359,161,924	316,176,401
Cost of shares redeemed	(593,249,539)	(796,051,205)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	289,938,205	(206,457,231)
Change in net assets	(657,622,175)	(186,460,756)
Net Assets:
Beginning of period	2,021,535,312	2,207,996,068
End of period (including undistributed net investment income of $8,601,294 and $4,642,898, respectively)	$1,363,913,137	$2,021,535,312

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares, Class C Shares and Class K Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.

Effective December 31, 2007, the Fund began offering Institutional Shares.

On June 22, 2007, the Fund received a tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund, as follows:

Shares of the Fund Issued	Bryn Mawr Equity Common Trust Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Bryn Mawr Equity Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
784,639	$21,271,566	$7,578,225	$2,115,516,191	$21,271,566	$2,136,787,757

1 Unrealized Appreciation is included in the Bryn Mawr Equity Common Trust Fund Net Assets Received amount shown above.

On May 9, 2008, the Fund received a tax-free transfer of assets from Central Bank Core Equity Fund, as follows:

Shares of the Fund Issued	Central Bank Core Equity Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Central Bank Core Equity Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,017,395	$42,103,041	$8,921,086	$1,762,228,108	$42,103,041	$1,804,331,149

1 Unrealized Appreciation is included in the Central Bank Core Equity Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes.

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	16,853,104	$336,236,946	7,622,572	$198,548,749
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	--	--	784,639	21,271,566
Shares issued to shareholders in payment of distributions declared	11,739,668	249,902,539	9,364,302	227,777,106
Shares redeemed	(20,931,618)	(419,767,400)	(24,178,240)	(628,174,982)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,661,154	$166,372,085	(6,406,727)	$(180,577,561)

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	791,872	$15,361,782	818,728	$20,483,992
Shares issued to shareholders in payment of distributions declared	3,969,781	80,388,061	2,846,647	66,611,548
Shares redeemed	(5,889,752)	(112,993,395)	(4,604,762)	(115,737,932)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,128,099)	$(17,243,552)	(939,387)	$(28,642,392)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,340,717	$25,824,322	966,873	$24,127,497
Shares issued to shareholders in payment of distributions declared	1,234,167	24,967,189	838,489	19,595,486
Shares redeemed	(2,099,452)	(40,351,015)	(1,858,460)	(46,327,982)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	475,432	$10,440,496	(53,098)	$(2,604,999)

Year Ended October 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	2,119,876	$43,230,665	348,633	$8,985,769
Shares issued to shareholders in payment of distributions declared	184,818	3,904,135	90,552	2,192,261
Shares redeemed	(549,210)	(10,724,702)	(224,409)	(5,810,309)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	1,755,484	$36,410,098	214,776	$5,367,721

Year Ended October 31	2008 [1]		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,186,759	$61,269,064	--	$--
Proceeds from shares issued in connection with the tax-free transfer of assets from Central Bank Core Equity Fund	2,017,395	42,103,041	--	--
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	(486,554)	(9,413,027)	--	--
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	4,717,600	$93,959,078	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	13,481,571	$289,938,205	(7,184,436)	$(206,457,231)

1 Reflects operations for the period from December 31, 2007 (date of initial investment) to October 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are attributable in part to reclass of gain (loss) on foreign exchange contracts and expiration of capital loss carryforwards.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,359,055)	$1,647,914	$(288,859)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$166,975,138	$ 73,896,022
Long-term capital gains	$241,873,668	$281,593,997

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,601,294
Net unrealized depreciation	$(127,234,283)
Capital loss carryforwards	$(119,632,508)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At October 31, 2008, the cost of investments for federal tax purposes was $1,598,841,337. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $127,188,952. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $69,626,341 and net unrealized depreciation from investments for those securities having an excess of cost over value of $196,815,293.

At October 31, 2008, the Fund had a capital loss carryforward of $119,632,508 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 3,770,787
2010	$ 2,978,206
2011	$ 978,641
2012	$ 1,306,623
2016	$110,598,251

As a result of the tax-free transfer of assets from Federated New Economy Fund, First Merit Equity Fund and Vintage Growth Fund certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $1,359,057 expired during the year ended October 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $36,763 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $51,755 of fees paid by the Fund. For the year ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund's Class A Shares on December 31, 2007.

Sales Charges

For the year ended October 31, 2008, FSC retained $72,690 in sales charges from the sale of Class A Shares. FSC also retained $1,527 of contingent deferred sales charges relating to redemptions of Class A Shares and $2,959 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $46,245 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC received $149,252 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.23% for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $66,459. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	73,916,941	1,665,391,078	1,576,617,914	162,690,105	$162,690,105	$2,665,109

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $210,064 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$4,211,461,228
Sales	$4,358,352,659

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $241,873,668.

For the fiscal year ended October 31, 2008, 21.03% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 18.93% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Appreciation Fund (the "Fund"), a portfolio of Federated Equity Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Appreciation Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 23, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED CAPITAL APPRECIATION FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172396

39690 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund

Established 2001

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.03		$6.08		$5.51		$5.11		$4.90
Income From Investment Operations:
Net investment income (loss)	(0.03	) [1]	(0.04	) [1]	(0.06	) [1]	(0.05	) [1]	(0.06	) [1]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(2.57)		1.73		0.96		0.74		0.31
TOTAL FROM INVESTMENT OPERATIONS	(2.60)		1.69		0.90		0.69		0.25
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.63)		(0.74)		(0.33)		(0.29)		(0.04)
Net Asset Value, End of Period	$3.80		$7.03		$6.08		$5.51		$5.11
Total Return [2]	(40.38)%		31.07%		17.06%		14.05%		5.24	% [3]

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	1.95	% [4]	1.95%		1.93%		1.95%
Net investment income (loss)	(0.56)%		(0.63)%		(0.98)%		(1.00)%		(1.29)%
Expense waiver/reimbursement [5]	0.23%		0.22%		0.22%		0.21%		0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,158,140		$3,730,840		$2,884,118		$2,166,468		$1,172,380
Portfolio turnover	78%		49%		64%		71%		73%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95% and 1.95%, respectively, after taking into account these expense reductions for the years ended October 31, 2008 and 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$6.75		$5.89		$5.38		$5.02		$4.84
Income From Investment Operations:
Net investment income (loss)	(0.06	) [1]	(0.07	) [1]	(0.09	) [1]	(0.08	) [1]	(0.09	) [1]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(2.44)		1.67		0.93		0.73		0.31
TOTAL FROM INVESTMENT OPERATIONS	(2.50)		1.60		0.84		0.65		0.22
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.63)		(0.74)		(0.33)		(0.29)		(0.04)
Net Asset Value, End of Period	$3.62		$6.75		$5.89		$5.38		$5.02
Total Return [2]	(40.60)%		30.45%		16.32%		13.47%		4.68	% [3]

Ratios to Average Net Assets:
Net expenses	2.50	% [4]	2.50	% [4]	2.50%		2.49%		2.50%
Net investment income (loss)	(1.11)%		(1.18)%		(1.54)%		(1.56)%		(1.84)%
Expense waiver/reimbursement [5]	0.19%		0.18%		0.18%		0.16%		0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$651,474		$1,362,195		$1,184,964		$1,102,133		$993,477
Portfolio turnover	78%		49%		64%		71%		73%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.50% and 2.50%, respectively, after taking into account these expense reductions for the years ended October 31, 2008 and 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$6.75		$5.89		$5.38		$5.02		$4.84
Income From Investment Operations:
Net investment income (loss)	(0.06	) [1]	(0.07	) [1]	(0.09	) [1]	(0.08	) [1]	(0.09	) [1]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(2.44)		1.67		0.93		0.73		0.31
TOTAL FROM INVESTMENT OPERATIONS	(2.50)		1.60		0.84		0.65		0.22
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.63)		(0.74)		(0.33)		(0.29)		(0.04)
Net Asset Value, End of Period	$3.62		$6.75		$5.89		$5.38		$5.02
Total Return [2]	(40.60)%		30.45%		16.31%		13.47%		4.68	% [3]

Ratios to Average Net Assets:
Net expenses	2.50	% [4]	2.50	% [4]	2.50%		2.49%		2.50%
Net investment income (loss)	(1.11)%		(1.18)%		(1.54)%		(1.56)%		(1.84)%
Expense waiver/reimbursement [5]	0.19%		0.18%		0.18%		0.16%		0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$707,980		$1,246,604		$918,502		$724,468		$554,799
Portfolio turnover	78%		49%		64%		71%		73%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.50% and 2.50%, respectively, after taking into account these expense reductions for the years ended October 31, 2008 and 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 672.60	$ 8.20
Class B Shares	$1,000	$ 671.60	$10.50
Class C Shares	$1,000	$ 671.60	$10.50
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.33	$ 9.88
Class B Shares	$1,000	$1,012.57	$12.65
Class C Shares	$1,000	$1,012.57	$12.65

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.50%
Class C Shares	2.50%

Management's Discussion of Fund Performance

The Federated Kaufmann Class A, B and C shares produced total returns of (40.38)%, (40.60)%, and (40.60)%, respectively, based on the net asset value for the reporting period ended October 31, 2008. The fund's benchmark, the Russell Midcap Growth Index 1 had a total return of (42.65)% for the reporting period and the average Lipper Mid-Cap Growth Fund Category 2 had a median total return of (43.38)%. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Midcap Growth Index.

MARKET OVERVIEW

For the reporting period, the fund outperformed its respective peer average and benchmark index. The stock market as a whole posted strong negative returns during the reporting period. The deteriorating economy and toxic fallout from the subprime mortgage crisis has turned into a full-blown global financial crisis. In response to the credit crisis, the Federal Reserve Board as well as many other countries cut their discount rate and the federal funds target rate several times over the last few months of the reporting period. Concerns about unemployment, the housing market, the weakening global economy, as well as continued anxiety about the balance sheets of large financial institutions also dominated the headlines towards the end of the reporting period. These concerns created historic increases in volatility within the financial markets.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index is unmanaged, and unlike the fund, is not affected by cash flows. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

FUND PERFORMANCE

The Federated Kaufmann Fund's performance is driven primarily by bottom-up stock selection. Four of our top ten contributing companies across multiple sectors each returned over 15% during the reporting period. Specifically Philadelphia Consolidated Holdings (+43%), Jetblue Airways (+39%), Solera Holdings (+15%) and the Nasdaq Stock Market (+15%) all contributed strongly to performance. In addition, Ilumina, Inc. (+9%), Ldk Solar (-19%), Cubist Pharmaceuticals (+8%) and Bank America Corp. (+9%) were also amongst our top ten contributing companies.

The sectors that underperformed were Materials, Energy, Information Technology, Consumer Discretionary and Consumer Staples. Six of our most laggard companies were in these sectors: Lamar Advertising (-38%), Memc Electronic Materials (-74%), Dresser Rand Group (-42%), Potash Corp. (-60%), Lee & Man Paper Manufacturing (-91%), Cliffs Natural Resource (-74%), all detracted from performance. Additional laggards included Dlf Limited (-81%) and Housing Development Finance (-48%). While it is interesting to know how specific stocks performed during the period the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that results from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our underweight in Energy, Consumer Staples and Materials sectors and our overweight of Financials relative to the benchmark hurt performance somewhat. The fund's performance was positively impacted by the fund's high cash position which averaged between 5% and 25% during the period.

FEDERATED KAUFMANN FUND - CLASS A SHARES

Average Annual Total Returns for the Period Ended 10/31/2008

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund - Class A Shares [2]	(36.44)%	(43.66)%	(4.74)%	0.74%	7.10%	8.93%
Russell Midcap Growth Index [3]	(37.36)%	(42.65)%	(7.70)%	(0.18)%	2.19%	5.96%
Lipper Mid-Cap Growth Index [3]	(35.49)%	(42.43)%	(6.93)%	(0.42)%	2.57%	5.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes. The Fund is a successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the expenses applicable to the Fund's Class A Shares.

2 Total returns quoted reflect all applicable sales charges.

3 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND - CLASS B SHARES

Average Annual Total Returns for the Period Ended 10/31/2008

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund - Class B Shares [2]	(36.53)%	(43.55)%	(4.37)%	1.09%	7.29%	9.09%
Russell Midcap Growth Index [3]	(37.36)%	(42.65)%	(7.70)%	(0.18)%	2.19%	5.96%
Lipper Mid-Cap Growth Index [3]	(35.49)%	(42.43)%	(6.93)%	(0.42)%	2.57%	5.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes. The Fund is a successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the expenses applicable to the Fund's Class B Shares.

2 Total returns quoted reflect all applicable contingent deferred sales charges.

3 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND - CLASS C SHARES

Average Annual Total Returns for the Period Ended 10/31/2008

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund - Class C Shares [2]	(33.51)%	(41.14)%	(3.41)%	1.37%	7.17%	8.79%
Russell Midcap Growth Index [3]	(37.36)%	(42.65)%	(7.70)%	(0.18)%	2.19%	5.96%
Lipper Mid-Cap Growth Index [3]	(35.49)%	(42.43)%	(6.93)%	(0.42)%	2.57%	5.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. Effective April 1, 2003, the Fund began to charge a maximum sales charge of 1.00%. Effective February 1, 2007, this sales charge was eliminated. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes. The Fund is a successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the expenses applicable to the Fund's Class C Shares.

2 Total returns quoted reflect all applicable contingent deferred sales charges.

3 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	22.6%
Financials	17.0%
Industrials	16.8%
Information Technology	9.4%
Energy	6.6%
Materials	4.4%
Utilities	3.9%
Consumer Staples	3.0%
Consumer Discretionary	2.6%
Telecommunication Services	1.6%
Purchased Put Options	1.1%
Securities Lending Collateral [2]	12.2%
Cash Equivalents [3]	10.2%
Other Assets and Liabilities--Net [4]	(11.4)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities, which is invested in short term investments such as repurchase agreements or money market funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--84.9%
		Consumer Discretionary--2.3%
1,348,800	[1,2]	ATA, Inc., ADR	$11,275,968
403,100	[1,3,4]	B2W Companhia Global Do Varejo, GDR	10,343,546
3,351,300		Belle International Holdings	1,588,447
4,459,050		Bharat Forge Ltd.	9,461,667
2,954,800	[1]	Cia Hering	8,169,514
500,000	[1]	Coach, Inc.	10,300,000
1,226,456	[1,2]	Dolan Media Co.	5,028,470
825,000	[1,2]	Focus Media Holding Ltd., ADR	15,287,250
1,000,000	[1,3,4]	Hydrogen Corp.	100,000
200,000	[1]	Hydrogen Corp., Warrants 8/22/2013	19,745
250,000	[1]	Hydrogen Corp., Warrants 5/5/2011	0
12,156,700	[1,5]	Le Lis Blanc Deux Com e Confeccoes de Roupas SA	22,388,753
1,900,000		National CineMedia, Inc.	15,390,000
100,000	[1,2]	New Oriental Education & Technology Group, Inc., ADR	6,395,000
4,229,050	[1]	New World Department Store China	2,311,036
7,235,500		Parkson Retail Group Ltd.	6,640,890
250,000		Polo Ralph Lauren Corp., Class A	11,792,500
43,825,000	[1]	Rexcapital Financial Holdings Ltd.	809,021
885,200	[1]	SEB - Sistema Educacional Brasileiro SA	3,023,531
300,000		TJX Cos., Inc.	8,028,000
		TOTAL	148,353,338
		Consumer Staples--3.0%
1,000,000		CVS Caremark Corp.	30,650,000
400,000	[2]	Costco Wholesale Corp.	22,804,000
1,036,935	[1,2]	Heckmann Corp.	7,756,274
5,935,200	[1]	Hypermarcas SA	32,052,546
1,800,400		ITC Ltd.	5,698,216
1,500,000		Philip Morris International, Inc.	65,205,000
261,500		United Spirits Ltd.	4,813,624
500,000		Wal-Mart Stores, Inc.	27,905,000
		TOTAL	196,884,660
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--6.5%
4,943,000	[1]	Atlas Acquisition Holdings Corp.	$43,893,840
8,246,600	[1,2,5]	Dresser-Rand Group, Inc.	184,723,840
400,000	[1]	IHS, Inc., Class A	14,156,000
60,000	[1]	National-Oilwell, Inc.	1,793,400
100,000		Range Resources Corp.	4,222,000
711,505		Reliance Industries Ltd.	19,891,325
100,000		Schlumberger Ltd.	5,165,000
245,000	[1]	Southwestern Energy Co.	8,726,900
2,000,000		Spectra Energy Corp.	38,660,000
1,690,948		Walter Industries, Inc.	65,524,235
300,000	[1]	Weatherford International Ltd.	5,064,000
1,000,000		XTO Energy, Inc.	35,950,000
		TOTAL	427,770,540
		Financials--16.2%
801,050		Ace Ltd.	45,948,228
132,600	[1]	Alleghany Corp.	37,393,200
1,000,000		Annaly Capital Management, Inc.	13,900,000
607,518		Axis Capital Holdings Ltd.	17,302,113
2,220,026	[1]	BM&F Bovespa SA	5,933,049
5,625,000	[2]	Bank of America Corp.	135,956,250
464	[1]	Berkshire Hathaway, Inc., Class A	53,587,360
200,000		Blackrock, Inc.	26,268,000
4,885,000	[1]	Brasil Brokers Participacoes	5,749,711
128,780	[1]	Brasil Brokers Participacoes, Rights	0
3,195,100	[2]	Brookfield Asset Management, Inc., Class A	57,607,653
14,636,000	[5]	Chimera Investment Corp.	42,151,680
155,000	[1]	DLF Ltd.	720,667
1	[1,3]	FA Private Equity Fund IV LP	943,459
500,000	[2]	Goldman Sachs Group, Inc.	46,250,000
805,750		Housing Development Finance Corp. Ltd.	29,738,052
1	[3]	Incuvest LLC	0
1	[1,3]	Infrastructure Fund	21,774
5,500,000		JPMorgan Chase & Co.	226,875,000
3,300,000		Loews Corp.	109,593,000
1,852,200	[1,5]	MBF Healthcare Acquisition Corp.	14,261,940
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Financials--continued
1	[1,3]	Peachtree Leadscope LLC, Class C	$3,250,000
1	[1,3]	Peachtree Leadscope LLC, Classes A and B	0
2,467,596	[1]	Philadelphia Consolidated Holding Corp.	144,329,690
2,504,100		Power Finance Corp.	5,306,059
1	[3]	Rocket Ventures II	69,587
2,209,767		Rural Electrification Corp. Ltd.	2,982,954
1,100,000		Wells Fargo & Co.	37,455,000
		TOTAL	1,063,594,426
		Health Care--21.6%
200,000	[1]	Abaxis, Inc.	3,074,000
500,000	[1]	Abiomed, Inc.	7,290,000
1,500,000	[1]	Advancis Pharmaceutical Corp., Warrants 4/12/2012	556,332
5,000,000	[1,2,5]	Alkermes, Inc.	49,400,000
1,247,072	[2]	Allergan, Inc.	49,471,346
600,000	[1,2]	Alnylam Pharmaceuticals, Inc.	13,800,000
1,000,000	[1]	Anadys Pharmaceuticals, Inc.	2,190,000
1	[3]	Apollo Investment Fund V	7,956,053
434,259	[1]	Ardais Corp., Warrants	0
434,259	[1,3]	Ardais Corp., Warrants 4/14/2009	0
8,000,000	[1,2,5]	Arena Pharmaceuticals, Inc.	29,440,000
493,900	[1,2]	Arthrocare Corp.	10,263,242
304,358	[1,2]	Athenahealth, Inc.	9,313,355
3,000,000	[1,5]	Auxilium Pharmaceutical, Inc.	58,950,000
506,203	[1]	Avalon Pharmaceuticals, Inc.	192,458
157,125	[1]	Avalon Pharmaceuticals, Inc., Warrants 5/24/2012	2,198
3,000,000	[1,2]	BioMarin Pharmaceutical, Inc.	54,960,000
1,499,989	[1,5]	CardioNet, Inc.	38,384,718
460,575	[1]	Chindex International, Inc.	3,859,618
714,286	[1,3,5]	Conceptus, Inc.	11,571,433
625,000	[3]	Conceptus, Inc.	10,125,000
600,000	[1,3,4,5]	Conceptus, Inc.	9,720,000
3,634,700	[1,2,5]	Conceptus, Inc.	58,882,140
500,000	[1,3]	Cortek, Inc.	0
2,955,039	[1,5]	Cubist Pharmaceuticals, Inc.	75,028,440
1,275,467	[1,5]	Cyclacel Pharmaceuticals, Inc.	586,715
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
857,143	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 4/28/2013	$189,640
242,091	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 2/17/2014	14,421
1,500,000	[1]	Cytokinetics, Inc.	4,275,000
200,000	[1]	DaVita, Inc.	11,350,000
1	[3]	Denovo Ventures I LP	4,979,714
126,065	[1,3]	Dexcom, Inc. Restricted	569,814
1,363,000		Dishman Pharmaceuticals & Chemicals Ltd.	3,530,030
1,000,000	[1]	Durect Corp.	4,110,000
6,500,000	[1,5]	Dyax Corp.	21,775,000
250,000	[1]	Endo Pharmaceuticals Holdings, Inc.	4,625,000
4,155,556	[1]	Endologix, Inc.	8,602,001
1,250,000	[1,3]	Endologix, Inc.	2,587,500
4,046,250	[1,3,5]	Endologix, Inc.	8,375,738
5,081,706	[1,5]	Epigenomics AG	13,782,443
461,121	[1]	Favrille, Inc., Warrants 3/7/2011	1
1,042,038	[1]	Favrille, Inc., Warrants 11/7/2012	0
410,000		Glenmark Pharmaceuticals Ltd.	2,404,027
523,900		Hikma Pharmaceuticals PLC	2,732,067
2,419,840	[1,2]	Hologic, Inc.	29,618,842
875,000	[1,5]	IPC The Hospitalist Co., Inc.	17,815,000
4,000,000	[1,2]	Illumina, Inc.	123,320,000
1,000,000	[1,2]	Incyte Genomics, Inc.	4,150,000
2,545,895	[1,2,5]	Insulet Corp.	14,257,012
4,069,762	[1,2,3]	Isis Pharmaceuticals, Inc.	57,220,854
2,810,995	[1,2]	Isis Pharmaceuticals, Inc.	39,522,590
1	[3]	Latin Healthcare Fund	1,525,463
1,000,000	[1,2]	Masimo Corp.	31,990,000
1,890,600		Merck & Co., Inc.	58,514,070
1,687,149	[1,3,4]	Metabasis Therapeutics, Inc.	1,518,434
416,580	[1]	Metabasis Therapeutics, Inc., Warrants 4/15/2013	202,468
2,175,000	[1,2,5]	Momenta Pharmaceuticals, Inc.	19,814,250
23,198,600	[1,2,5]	Monogram Biosciences, Inc.	11,601,620
1,000,000	[1,2]	Mylan Laboratories, Inc.	8,570,000
3,900,000	[1,2,5]	Neurocrine Biosciences, Inc.	16,107,000
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
52,642	[1,3,4]	Newron Pharmaceuticals SpA	$1,025,161
3,500,000	[1,5]	OSI Pharmaceuticals, Inc.	132,825,000
776,280	[1]	Orthovita, Inc.	2,127,007
1,000,032	[1,2]	Pain Therapeutics, Inc.	9,140,292
1	[3]	Peachtree Velquest	0
1,123,323	[1]	Pharmacopeia, Inc.	1,010,991
222,650	[1]	Pharmacopeia, Inc., Warrants 4/19/2011	4,352
2,176,800		Piramal Healthcare Ltd.	9,883,404
86,820	[1]	Piramal Life Sciences Ltd.	120,500
64,200	[1]	Power Medical Interventions, Inc.	45,582
3,000,000	[1,5]	Progenics Pharmaceuticals, Inc.	30,030,000
1,258,600	[1,2]	Protalix Biotherapeutics, Inc.	2,139,620
379,300	[1,2]	Regeneron Pharmaceuticals, Inc.	7,320,490
1,000,000	[1]	Repligen Corp.	4,010,000
200,000	[1]	ResMed, Inc.	6,852,000
1,000,000	[1]	SXC Health Solutions Corp.	13,070,000
1	[1]	Sanarus Medical, Inc., Warrants 11/15/2013	213
458,965	[1]	Sanarus Medical, Inc., Warrants	0
2,000,000	[1]	Seattle Genetics, Inc.	20,560,000
148,200	[1]	Sequenom, Inc.	2,667,600
274	[1]	Soteira, Inc.	343
306,300		Sun Pharmaceutical Industries Ltd.	7,024,169
4,211,677	[1]	Vasogen, Inc., Warrants 11/8/2011	8,112
1,696,945	[1]	Vical, Inc.	2,782,990
8,800,000	[1]	Warner Chilcott Ltd., Class A	122,056,000
1,300,000	[1,2]	WuXi PharmaTech Cayman, Inc., ADR	12,168,000
		TOTAL	1,421,538,873
		Industrials--16.6%
2,000,000	[1]	AMR Corp.	20,420,000
454,500	[1]	Aecom Technology Corp.	8,012,835
1,756,150		Asea Brown Boveri Ltd.	19,544,647
1,150,500		Bharat Heavy Electricals Ltd.	31,190,635
1,489,940	[2]	CLARCOR, Inc.	52,728,977
5,407,600		China Metal International Ho	561,064
887,646	[1,2]	CoStar Group, Inc.	31,973,009
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--continued
850,000	[1]	Copart, Inc.	$29,665,000
2,547,773		Crompton Greaves Ltd.	8,118,069
425,408		Cummins, Inc.	10,996,797
2,000,000	[1,2]	Delta Air Lines, Inc.	21,960,000
900,000		Expeditors International Washington, Inc.	29,385,000
1,725,300	[1]	First Solar, Inc.	247,925,610
2,055,300	[1,2]	GT Solar International, Inc.	9,474,933
11,905,900	[2]	General Electric Co.	232,284,109
750,000	[1,2]	Iron Mountain, Inc.	18,210,000
10,000,000	[1,2]	Jet Blue Airways Corp.	55,500,000
1,078,100	[1]	Kansas City Southern Industries, Inc.	33,280,947
400,000		Kuehne & Nagel International AG	24,329,796
442,900		Landstar System, Inc.	17,091,511
3,408,864		Max India Ltd.	6,729,718
650,000		Precision Castparts Corp.	42,126,500
800,000	[1]	Quanta Services, Inc.	15,808,000
750,000		Rockwell Collins	27,922,500
3,000,000	[1,2]	Ryanair Holdings PLC, ADR	66,810,000
1,000,000	[2]	Southwest Airlines Co.	11,780,000
464,470	[1,2]	TransDigm Group, Inc.	13,999,126
		TOTAL	1,087,828,783
		Information Technology--8.8%
1,000,000	[1]	Access Integrated Technology, Inc., Class A	1,190,000
500,000	[1]	Amdocs Ltd.	11,280,000
1,125,000	[1,2]	Blackboard, Inc.	27,540,000
1,000,000	[1]	Ceragon Networks Ltd.	5,650,000
3,000,000	[1]	Comverse Technology, Inc.	21,810,000
400,000	[1,2]	DST Systems, Inc.	16,232,000
416,700	[1]	Eagle Test Systems, Inc.	6,308,838
1,059,322	[3]	Expand Networks Ltd.	0
600,000		Lender Processing Services	13,842,000
6,200,000	[1,2]	MEMC Electronic Materials, Inc.	113,956,000
1,300,500	[1]	MSCI, Inc., Class A	22,420,620
487,500		Mastercard, Inc.	72,062,250
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Information Technology--continued
2,340,000	[1]	Microsemi Corp.	$50,871,600
2,200,000	[1]	NIC, Inc.	11,814,000
4,700,000	[1]	ON Semiconductor Corp.	24,017,000
674,223	[1]	Online Resources Corp.	2,359,780
500,000	[1]	Oracle Corp.	9,145,000
500,000	[1]	Parametric Technology Corp.	6,495,000
1	[3]	Peachtree Open Networks	0
1,070,000	[1,2,5]	RADWARE Ltd.	6,751,700
857,200	[1]	Redecard SA	9,495,869
417,200	[1,3,4]	Redecard SA, GDR	9,245,152
2,500,000	[1,2]	Renesola Ltd., ADR	15,700,000
3,751,199	[3]	Sensable Technologies, Inc.	0
1	[3]	Sensable Technologies, Inc. (Bridge Loan)	100,280
3,556,267	[1,5]	Solera Holdings, Inc.	88,515,486
1,523,200	[1,5]	TNS, Inc.	21,598,976
2,943,800	[1]	Telecity Group PLC	8,320,819
446,600	[1]	ValueClick, Inc.	3,304,840
		TOTAL	580,027,210
		Materials--4.4%
30,991,300	[1]	Huabao International Holdings Ltd.	19,886,417
800,000	[1,2]	Intrepid Potash, Inc.	17,392,000
1,151,400		Jubilant Organosys Ltd.	3,877,483
34,665,700	[1]	Lee & Man Paper Manufacturing Ltd.	11,426,984
500,000		Monsanto Co.	44,490,000
1,168,721	[1,2]	Mosaic Co./The	46,059,295
39,294,300		Nine Dragons Paper Holdings Ltd.	6,896,349
1,402,388		Potash Corp. of Saskatchewan, Inc.	119,567,601
795,300	[2]	Sociedad Quimica Y Minera de Chile, ADR	18,212,370
		TOTAL	287,808,499
		Telecommunication Services--1.6%
3,177,550	[1]	Bharti Airtel Ltd.	43,420,548
1,450,000		NTELOS Holdings Corp.	37,700,000
3,400,000	[1,2]	TW Telecom, Inc.	24,072,000
222,010		Tulip Telecom Ltd.	3,065,497
		TOTAL	108,258,045
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--3.9%
2,470,638		American Water Works Co., Inc.	$50,104,539
231,930	[1]	BF Utilities Ltd.	3,200,399
576,950	[1]	Cascal NV	3,819,409
3,340,700	[1]	China Resources Power Holdings Co. Ltd.	6,537,742
1,763,800		Dominion Resources, Inc.	63,990,664
1,643,610	[1,3,4]	EDP Renovaveis SA	8,585,179
1,234,500		ITC Holdings Corp.	50,096,010
3,400,050		NTPC Ltd.	9,852,823
1,350,000		Northeast Utilities Co.	30,456,000
12,703,921	[1]	Power Grid Corp. of India Ltd.	18,223,377
740,750		Xcel Energy, Inc.	12,903,865
		TOTAL	257,770,007
		TOTAL COMMON STOCKS (IDENTIFIED COST $6,111,700,054)	5,579,834,381
		PURCHASED PUT OPTIONS--1.1%
427,300,000	[1]	Citibank N.A. - Citigroup. EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	40,811,423
332,200,000	[1]	State Street Corp. EUR PUT/USD CALL, Strike Price $1.36, Expiration Date 3/31/2009	31,276,630
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $12,557,805)	72,088,053
		PREFERRED STOCKS--1.1%
		Financials--0.7%
173,200	[5]	Alleghany Corp., Conv. Pfd. $15.21 Annual Dividend	47,883,392
		Health Care--0.4%
1,694,915	[3]	Ardais Corp., Conv. Pfd.	0
790,960	[3]	Ardais Corp., Conv. Pfd., Series C	0
446,816	[3]	Cortek, Inc., Conv. Pfd., Series D2	0
1,515,152	[3]	Cortex, Inc., Pfd., Series D	0
42,000		Mylan Laboratories, Inc., Conv. Pfd.	23,925,720
1,058,043	[3]	Sanarus Medical, Inc., Pfd., Series A	0
1,448,436	[3]	Sanarus Medical, Inc., Pfd., Series B	0
4,456,271	[3]	Sanarus Medical, Inc., Pfd., Series C	0
3,555,987		Sanarus Medical, Inc., Pfd., Series D	0
1,408,979		Sanarus Medical, Inc., Pfd., Series E	0
958,744		Soteira, Inc., Pfd.	1,198,430
		TOTAL	25,124,150
Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--continued
		Information Technology--0.0%
679,348	[3]	Multiplex, Inc., Pfd., Series C	$0
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $122,285,187)	73,007,542
		CORPORATE BONDS--1.7%
		Consumer Discretionary--0.3%
$722,050		Hydrogen Corp., 12.00%, 12/15/2008	361,025
11,921,000		Lamar Advertising Co., Conv. Bond, Series B, 2.875%, 12/31/2010	8,875,041
10,000,000		MGM Mirage, Sr. Note, 6.00%, 10/1/2009	8,950,000
5,000,000		Penn National Gaming, Inc., Company Guarantee, 6.875%, 12/1/2011	4,250,000
		TOTAL	22,436,066
		Energy--0.1%
5,000,000		Transocean, Inc., Conv. Bond, Series A, 1.625%, 12/15/2037	4,408,690
5,000,000		Transocean, Inc., Conv. Bond, Series B, 1.50%, 12/15/2037	4,012,580
		TOTAL	8,421,270
		Financial--0.1%
5,000,000		Boston Properties LP, Conv. Bond, 2.875%, 2/15/2037	3,652,385
		Health Care--0.6%
29,646,000	[3,4]	Insulet Corp., Sr. Conv. Note, 5.375%, 6/15/2013	17,043,634
19,800,000	[3,4]	Isis Pharmaceuticals, Inc., Conv. Bond, 2.625%, 2/15/2027	20,546,658
609,591		Sanarus Medical, Inc., 7.00%, 5/15/2050	609,591
		TOTAL	38,199,883
		Industrials--0.2%
10,000,000		Iron Mountain, Inc., Company Guarantee, 8.625%, 4/1/2013	9,175,000
5,000,000		School Specialty, Inc., Conv. Bond, 3.75%, 11/30/2026	3,621,810
		TOTAL	12,796,810
		Information Technology--0.4%
24,802,000	[3,4]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	14,889,905
5,000,000		Comverse Technology, Inc., Conv. Bond, 5/15/2023	4,612,500
5,000,000		Tech Data Corp., Conv. Bond, 2.75%, 12/15/2026	3,422,330
		TOTAL	22,924,735
		TOTAL CORPORATE BONDS (IDENTIFIED COST $129,896,487)	108,431,149
Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE NOTES--0.2%
		Health Care--0.0%
$2		Ardais Corp.	$130,710
2,087,000	[3,4]	Neurochem, Inc., Conv. Bond, 6.00%, 11/15/2026	521,750
		TOTAL	652,460
		Information Technology--0.2%
17,139,000		Blackboard, Inc., Conv. Bond, 3.25%, 7/1/2027	10,987,813
		TOTAL CORPORATE NOTES (IDENTIFIED COST $15,767,403)	11,640,273
		MUTUAL FUNDS--22.4%
243,685,058	[5,6]	Government Obligations Fund, Institutional Shares, 1.71%	243,685,058
1,229,775,082	[5,6,7]	Prime Value Obligations Fund, Institutional Shares, 2.87%	1,229,775,082
		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	1,473,460,140
		TOTAL INVESTMENTS--111.4% (IDENTIFIED COST $7,865,667,076) [8]	7,318,461,538
		OTHER ASSETS AND LIABILITIES - NET--(11.4)% [9]	(749,170,008)
		TOTAL NET ASSETS--100%	$6,569,291,530
At October 31, 2008, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contract Sold:
11/3/2008	8,617,090 Canadian Dollars	$7,160,620	$7,149,332	$ 11,288
11/3/2008	969,326 Hong Kong Dollars	$ 125,039	$ 125,074	$ (35)
11/3/2008	2,011,795 Euro Dollars	$2,601,452	$2,564,132	$ 37,320
11/3/2008	2,715,957 Pound Sterling	$4,442,383	$4,370,925	$ 71,458
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$120,031

Net Unrealized Appreciation on Foreign Exchange Contracts is included in "Other Assets and Liabilities - Net."

1 Non-income-producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $202,836,088, which represented 3.1% of total net assets.

4 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $93,539,419, which represented 1.4% of total net assets.

5 Affiliated company. At October 31, 2008, these securities amounted to $2,520,082,416 which represents 38.4% of total net assets.

6 7-Day net yield.

7 All or a portion of this security is held as collateral for securities lending.

8 The cost of investments for federal tax purposes amount to $7,949,123,265.

9 Assets, other than investments in securities, less liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund received cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as repurchase agreements or Money Market mutual funds.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $2,520,082,416 of investments in affiliated issuers (Note 5) and $769,189,407 of securities loaned (identified cost $7,865,667,076)		$7,318,461,538
Cash		8,394,104
Cash denominated in foreign currencies (identified cost $7,693,402)		7,879,497
Income receivable		5,183,352
Receivable for investments sold		79,861,957
Receivable for shares sold		4,680,595
Receivable for foreign exchange contracts		120,066
Receivable for escrow due		746,281
Other assets		2,161
TOTAL ASSETS		7,425,329,551
Liabilities:
Payable for investments purchased	$33,222,252
Payable for shares redeemed	9,775,411
Payable for collateral due to broker for securities loaned	801,677,834
Payable for foreign exchange contracts	35
Payable for limited partnership commitments	2,500,000
Payable for distribution services fee (Note 5)	1,882,942
Payable for shareholder services fee (Note 5)	3,980,102
Accrued expenses	2,999,445
TOTAL LIABILITIES		856,038,021
Net assets for 1,745,072,202 shares outstanding		$6,569,291,530
Net Assets Consist of:
Paid-in capital		$7,231,994,043
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(546,832,471)
Accumulated net realized loss on investments, options and foreign currency transactions		(114,894,615)
Accumulated net investment income (loss)		(975,427)
TOTAL NET ASSETS		$6,569,291,530

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($2,158,139,929 ÷ 567,479,105 shares outstanding), no par value, unlimited shares authorized	$3.80
Offering price per share (100/94.50 of $3.80) [1]	$4.02
Redemption proceeds per share	$3.80
Class B Shares:
Net asset value per share ($651,474,126 ÷ 180,086,877 shares outstanding), no par value, unlimited shares authorized	$3.62
Offering price per share	$3.62
Redemption proceeds per share (94.50/100 of $3.62) [1]	$3.42
Class C Shares:
Net asset value per share ($707,979,983 ÷ 195,625,514 shares outstanding), no par value, unlimited shares authorized	$3.62
Offering price per share	$3.62
Redemption proceeds per share (99.00/100 of $3.62) [1]	$3.58
Class K Shares:
Net asset value per share ($3,051,697,492 ÷ 801,880,706 shares outstanding), no par value, unlimited shares authorized	$3.81
Offering price per share	$3.81
Redemption proceeds per share (99.80/100 of $3.81) [1]	$3.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $69,359,475 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $2,289,281)		$126,900,025
Interest (including income on securities loaned of $8,233,120)		11,275,886
TOTAL INCOME		138,175,911
Expenses:
Investment adviser fee (Note 5)	$141,601,271
Administrative personnel and services fee (Note 5)	7,773,335
Custodian fees	4,502,588
Transfer and dividend disbursing agent fees and expenses--Class A Shares	4,221,055
Transfer and dividend disbursing agent fees and expenses--Class B Shares	1,390,995
Transfer and dividend disbursing agent fees and expenses--Class C Shares	1,408,256
Transfer and dividend disbursing agent fees and expenses--Class K Shares	6,380,242
Directors'/Trustees' fees	94,888
Auditing fees	33,513
Legal fees	16,382
Portfolio accounting fees	222,149
Distribution services fee--Class A Shares (Note 5)	8,042,729
Distribution services fee--Class B Shares (Note 5)	8,018,604
Distribution services fee--Class C Shares (Note 5)	8,056,882
Distribution services fee--Class K Shares (Note 5)	22,882,207
Shareholder services fee--Class A Shares (Note 5)	7,649,031
Shareholder services fee--Class B Shares (Note 5)	2,672,868
Shareholder services fee--Class C Shares (Note 5)	2,650,969
Shareholder services fee--Class K Shares (Note 5)	11,298,729
Account administration fee--Class A Shares	110,569
Account administration fee--Class C Shares	6,702
Account administration fee--Class K Shares	18,666
Share registration costs	146,000
Printing and postage	714,110
Insurance premiums	26,423
Miscellaneous	136,913
TOTAL EXPENSES	240,076,076

Statement of Operations-continued

Year Ended October 31, 2008

Waivers, Reimbursements and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(14,905,397)
Waiver of administrative personnel and services fee (Note 5)	(206,867)
Waiver of distribution services fee--Class A Shares (Note 5)	(2,664,703)
Waiver of distribution services fee--Class C Shares (Note 5)	(367,917)
Waiver of distribution services fee--Class K Shares (Note 5)	(15,662,165)
Reimbursement of shareholder services fee--Class B Shares (Note 5)	(378,498)
Fees paid indirectly for directed brokerage arrangements (Note 6)	(53,213)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(34,238,760)
Net expenses			$205,837,316
Net investment income (loss)			(67,661,405)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized gain of $4,821,905 on sale of investments in affiliated issuers (Note 5) and foreign taxes withheld of $26,288,887)			(31,706,262)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(4,545,366,165)
Net realized and unrealized loss on investments and foreign currency transactions			(4,577,072,427)
Change in net assets resulting from operations			$(4,644,733,832)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(67,661,405)	$(77,609,535)
Net realized gain (loss) on investments, options and foreign currency transactions	(31,706,262)	1,097,683,529
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(4,545,366,165)	1,798,994,532
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(4,644,733,832)	2,819,068,526
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(333,645,193)	(349,173,925)
Class B Shares	(126,008,696)	(147,431,794)
Class C Shares	(115,952,763)	(114,870,712)
Class K Shares	(485,667,675)	(523,799,089)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,061,274,327)	(1,135,275,520)
Share Transactions:
Proceeds from sale of shares	1,497,569,175	1,524,877,108
Net asset value of shares issued to shareholders in payment of distributions declared	965,376,844	1,040,150,098
Cost of shares redeemed	(1,959,713,944)	(1,795,533,488)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	503,232,075	769,493,718
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 11)	319,004	--
Change in net assets	(5,202,457,080)	2,453,286,724
Net Assets:
Beginning of period	11,771,748,610	9,318,461,886
End of period (including accumulated net investment income (loss) of $(975,427) and $(72,221,410), respectively)	$6,569,291,530	$11,771,748,610

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class K Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2008, the Fund had no realized gain/loss on written options.

At October 31, 2008, the Fund had no outstanding written option contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$769,189,407	$801,677,834

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at October 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
Apollo Investment Fund V	5/18/2001	$ 124,747
Ardais Corp., Conv. Pfd.	3/2/2001 - 3/8/2001	9,999,999
Ardais Corp., Conv. Pfd., Series C	12/18/2002	4,666,664
Ardais Corp., Warrants 4/14/2009	8/6/2004	--
Conceptus, Inc.	4/10/2001	5,000,000
Conceptus, Inc.	8/11/2005	4,500,000
Cortek, Inc.	2/29/2000	--
Cortek, Inc., Conv. Pfd., Series D2	3/31/2003	--
Cortex, Inc., Pfd., Series D	6/18/2001	--
Denovo Ventures I LP	3/9/2000	3,332,145
Dexcom, Inc., Restricted	12/30/2004	678,910
Endologix, Inc.	7/7/2005	5,000,000
Endologix, Inc.	12/8/2003 - 4/25/2007	18,017,354
Expand Networks Ltd.	9/22/2000	2,500,000
Security	Acquisition Date	Acquisition Cost
FA Private Equity Fund IV LP	3/4/2002	$ 670,660
Incuvest LLC	1/6/2000	5,000,000
Infrastructure Fund	8/11/2000	410,088
Isis Pharmaceuticals, Inc.	8/23/2005	17,194,744
Latin Healthcare Fund	11/28/2000	--
Multiplex, Inc., Pfd., Series C	2/22/2001	5,000,001
Peachtree Leadscope LLC	4/30/2002	3,000,000
Peachtree Leadscope LLC	6/30/2000	712,054
Peachtree Open Networks	10/5/2000	892,599
Peachtree Velquest	9/14/2000	494,382
Rocket Ventures II	7/20/1999	10,015,342
Sanarus Medical, Inc., Pfd., Series A	11/16/1999 - 11/12/2004	1,561,804
Sanarus Medical, Inc., Pfd., Series B	7/16/2001	2,495,648
Sanarus Medical, Inc., Pfd., Series C	10/23/2003	3,004,288
Sensable Technologies, Inc.	10/15/2004	--
Sensable Technologies, Inc.	12/16/2003	401,118

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	155,726,508	$858,694,230	133,167,878	$813,950,052
Shares issued to shareholders in payment of distributions declared	47,419,878	289,259,872	55,509,537	306,412,650
Shares redeemed	(166,073,383)	(874,880,670)	(132,768,963)	(811,676,843)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	37,073,003	$273,073,432	55,908,452	$308,685,859

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	12,608,818	$67,138,655	15,299,209	$89,580,939
Shares issued to shareholders in payment of distributions declared	19,888,456	116,148,582	25,463,704	135,721,540
Shares redeemed	(54,173,140)	(274,630,943)	(40,110,420)	(235,907,343)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(21,675,866)	$(91,343,706)	652,493	$(10,604,864)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	45,747,396	$244,165,700	44,475,467	$260,397,910
Shares issued to shareholders in payment of distributions declared	15,150,558	88,479,262	16,484,298	87,861,308
Shares redeemed	(49,853,868)	(247,587,025)	(32,215,615)	(189,409,914)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	11,044,086	$85,057,937	28,744,150	$158,849,304

Year Ended October 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	59,305,047	$327,570,590	58,865,278	$360,948,207
Shares issued to shareholders in payment of distributions declared	77,166,652	471,489,128	92,419,315	510,154,600
Shares redeemed	(106,802,101)	(562,615,306)	(91,317,132)	(558,539,388)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	29,669,598	$236,444,412	59,967,461	$312,563,419
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	56,110,821	$503,232,075	145,272,556	$769,493,718

Redemption Fee

The Fund's Class K Shares impose a redemption fee of 0.20% on the redemption price of the Fund's Class K Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class K Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Any excess fee proceeds are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2008, redemption fees of $664,418 were allocated to cover the cost of redemptions. For the year ended October 31, 2007, redemption fees of $812,313 were allocated to cover the cost of redemptions.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership adjustments, net operating losses, return of capital distributions, foreign capital gains tax expense realized, passive foreign investment company adjustment and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(80,879,475)	$138,907,388	$(58,027,913)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$270,508,444	$ 87,724,524
Long-term capital gains	$790,765,883	$1,047,550,996

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(630,359,979)
Capital loss carryforwards	$(32,342,534)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2008, the cost of investments for federal tax purposes was $7,949,123,265. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $630,661,727. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $875,825,539 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,506,487,266.

At October 31, 2008, the Fund had a capital loss carryforward of $32,342,534, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$15,557,130
2016	$16,785,404

As a result of the tax-free transfer of assets from Federated Aggressive Growth Fund to the Fund, certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Adviser voluntarily waived $11,758,915 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2008, the Sub-Adviser earned a fee of $116,758,943.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $206,867 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, FSC voluntarily waived $18,694,785 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $12,156,244 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2008, FSC retained $484,110 in sales charges from the sale of Class A Shares. FSC also retained $2,864 of contingent deferred sales charges relating to redemptions of Class A Shares and $34,136 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $12,529 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC voluntarily reimbursed $378,498 of shareholder services fees. For the year ended October 31, 2008, FSSC received $6,214,766 of fees paid by the Fund.

Commitments and Contingencies

In the course of pursuing its investment objective, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2008, the Fund had total commitments to limited partnerships and limited liability companies of $45,173,400; of this amount, $40,614,184 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $4,559,216.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies and Affiliated Holdings

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2008 were as follows:

Affiliates	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Alkermes, Inc.	4,031,900	2,968,100	2,000,000	5,000,000	$49,400,000	$ --
Alleghany Corp., Conv. Pfd.	173,200	--	--	173,200	47,883,392	2,635,134
Arena Pharmaceuticals, Inc.	2,500,000	5,500,000	--	8,000,000	29,440,000	--
Auxilium Pharmaceutical, Inc.	2,935,250	1,100,000	1,035,250	3,000,000	58,950,000	--
CardioNet, Inc.	--	1,499,989	--	1,499,989	38,384,718	--
Chimera Investment Corp.	--	17,158,900	2,522,900	14,636,000	42,151,680	33,070
Conceptus, Inc.	600,000	--	--	600,000	9,720,000	--
Conceptus, Inc.	3,634,700	--	--	3,634,700	58,882,140	--
Conceptus, Inc.	714,286	--	--	714,286	11,571,433	--
Affiliates	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Cubist Pharmaceuticals, Inc.	803,781	2,253,758	102,500	2,955,039	$ 75,028,440	$ --
Cyclacel Pharmaceuticals, Inc.	2,142,857	--	867,390	1,275,467	586,715	--
Dresser-Rand Group, Inc.	7,746,600	500,000	--	8,246,600	184,723,840	--
Dyax Corp.	4,774,300	1,725,700	--	6,500,000	21,775,000	--
Endologix, Inc.	4,046,250	--	--	4,046,250	8,375,738	--
Epigenomics AG	--	5,081,706	--	5,081,706	13,782,443	--
Insulet Corp.	1,213,495	2,008,233	675,833	2,545,895	14,257,012	--
IPC The Hospitalist Co., Inc.	--	875,000	--	875,000	17,815,000	--
Le Lis Blanc Deux Com e Confeccoes de Roupas SA	--	12,156,700	--	12,156,700	22,388,753	--
MBF Healthcare Acquisition Corp.	1,852,200	--	--	1,852,200	14,261,940	--
Momenta Pharmaceuticals, Inc.	1,754,500	420,500	--	2,175,000	19,814,250	--
Monogram Biosciences, Inc.	23,198,600	--	--	23,198,600	11,601,620	--
Neurocrine Biosciences, Inc.	4,381,825	--	481,825	3,900,000	16,107,000	--
OSI Pharmaceuticals, Inc.	1,806,200	1,693,800	--	3,500,000	132,825,000	--
Progenics Pharmaceuticals, Inc.	1,385,500	2,385,511	771,011	3,000,000	30,030,000	--
RADWARE Ltd.	--	1,070,000	--	1,070,000	6,751,700	--
Solera Holdings, Inc.	4,952,157	--	1,395,890	3,556,267	88,515,486	--
TNS, Inc.	1,523,200	--	--	1,523,200	21,598,976	--
TOTAL OF AFFILIATED COMPANIES	76,170,801	58,397,897	9,852,599	124,716,099	$1,046,622,276	$2,668,204

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $3,146,482. Transactions with affiliated holdings during the year ended October 31, 2008 were as follows:

Affiliates	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Government Obligations Fund, Institutional Shares	813,052,899	3,958,978,418	4,528,346,259	243,685,058	$ 243,685,058	$44,326,956
Prime Value Obligations Fund, Institutional Shares	809,744,929	1,778,535,327	1,358,505,174	1,229,775,082	1,229,775,082	22,364,315
TOTAL OF AFFILIATED HOLDINGS	1,622,797,828	5,737,513,745	5,886,851,433	1,473,460,140	$1,473,460,140	$66,691,271

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $53,213 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$6,405,202,658
Sales	$6,148,263,788

8. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At October 31, 2008, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	73.4%
India	3.8%
Canada	2.9%
Bermuda	2.5%
Brazil	1.6%
Switzerland	1.1%
Ireland	1.0%
Cayman Islands	0.8%
China	0.4%
Chile	0.3%
British Virgin Islands	0.2%
Germany, Federal Republic of	0.2%
Hong Kong	0.2%
Israel	0.2%
United Kingdom	0.2%
France	0.1%
Netherlands	0.1%
Italy	0.0% [1]

1 Represents less than 0.1%.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

11. REGULATORY SETTLEMENT PROCEEDS

The Fund received $319,004 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

12. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

13. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

14. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $790,766,877.

For the fiscal year ended October 31, 2008, 23.38% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 9.72% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/ Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/ Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED KAUFMANN FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time. In this regard, the Senior Officer's evaluation noted that the Board is aware that the Fund is a relatively more expensive fund for the Adviser to manage than other Federated equity funds and that the Fund has also been significantly and consistently above average in its investment performance. The Board agreed to monitor future developments and review changes in industry practices or competitive initiatives.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172677
Cusip 314172669
Cusip 314172651

26396 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund

Established 2001

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.03		$6.08		$5.52		$5.11		$4.90
Income From Investment Operations:
Net investment income (loss)	(0.03	) [1]	(0.04	) [1]	(0.06	) [1]	(0.05	) [1]	(0.06	) [1]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(2.56)		1.73		0.95		0.75		0.31
TOTAL FROM INVESTMENT OPERATIONS	(2.59)		1.69		0.89		0.70		0.25
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.63)		(0.74)		(0.33)		(0.29)		(0.04)
Net Asset Value, End of Period	$3.81		$7.03		$6.08		$5.52		$5.11
Total Return [2]	(40.23)%		31.07%		16.85%		14.25%		5.24	% [3]

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	1.95	% [4]	1.95%		1.95%		1.95%
Net investment income (loss)	(0.56)%		(0.63)%		(0.99)%		(1.01)%		(1.29)%
Expense waiver/reimbursement [5]	0.49%		0.48%		0.46%		0.45%		0.47%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,051,697		$5,432,110		$4,330,877		$3,856,427		$3,534,720
Portfolio turnover	78%		49%		64%		71%		73%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95% and 1.95%, respectively, after taking into account these expense reductions for the years ended October 31, 2008 and 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and, to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 673.10	$8.20
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,015.33	$9.88

1 Expenses are equal to the Fund's annualized net expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The Federated Kaufmann Class K shares produced a total return of (40.23)%, based on the net asset value for the reporting period ended October 31, 2008. The fund's benchmark, the Russell Midcap Growth Index 1 had a total return of (42.65)% for the reporting period and the average Lipper Mid-Cap Growth Fund Category 2 had a median total return of (43.38)%. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Midcap Growth Index.

MARKET OVERVIEW

For the reporting period, year the fund outperformed its respective peer average and benchmark index. The stock market as a whole posted strong negative returns during the reporting period. The deteriorating economy and toxic fallout from the sub-prime mortgage crisis has turned into a full-blown global financial crisis. In response to the credit crisis, the Federal Reserve Board, as well as many other countries, cut their discount rate and the federal funds target rate several times over the last few months of the reporting period. Concerns about unemployment, the housing market, the weakening global economy, as well as continued anxiety about the balance sheets of large financial institutions, also dominated the headlines towards the end of the reporting period. These concerns created historic increases in volatility within the financial markets.

FUND PERFORMANCE

The Federated Kaufmann Fund's performance is driven primarily by bottom-up stock selection. Four of our top 10 contributing companies across multiple sectors each returned over 15% during the reporting period. Specifically, Philadelphia Consolidated Holdings (+43%), Jetblue Airways (+39%), Solera Holdings (+15%) and the Nasdaq Stock Market (+15%) all contributed strongly to performance. In addition, Ilumina, Inc. (+9%), Ldk Solar (-19%), Cubist Pharmaceuticals (+8%) and Bank America Corp. (+9%) were also amongst our top 10 contributing companies.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

The sectors that underperformed were Materials, Energy, Information Technology, Consumer Discretionary and Consumer Staples. Six of our most laggard companies were in these sectors: Lamar Advertising (-38%), Memc Electronic Materials (-74%), Dresser Rand Group (-42%), Potash Corp. (-60%), Lee & Man Paper Manufacturing (-91%), Cliffs Natural Resource (-74%), all detracted from performance. Additional laggards included Dlf Limited (-81%) and Housing Development Finance (-48%). While it is interesting to know how specific stocks performed during the period the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that results from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our underweight in Energy, Consumer Staples and Materials sectors and our overweight of Financials, relative to the benchmark, hurt performance somewhat. The fund's performance was very positively impacted by the fund's high cash position which averaged between 5% and 25% during the period.

FEDERATED KAUFMANN FUND - CLASS K SHARES

The following tables show the Fund's rankings and total returns as compared with its Lipper peer group and benchmark as of October 31, 2008.

Lipper Ranking Based On Total Returns [2]	1-Year	2-Years	3-Years	5-Years	10-Years	15-Years	20-Years
Federated Kaufmann Fund--Class K Shares	182	121	63	82	8	3	1
Total Number of Mid-Cap Growth Funds	608	570	529	422	193	61	36

Average Annual Total Returns for the Period Ended 10/31/2008

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund--Class K Shares [3]	(32.82)%	(40.35)%	(2.97)%	1.89%	7.78%	9.49%
Russell Midcap Growth Index [4]	(37.36)%	(42.65)%	(7.70)%	(0.18)%	2.19%	5.96%
Lipper Mid-Cap Growth Index [4]	(35.49)%	(42.43)%	(6.93)%	(0.42)%	2.57%	5.05%

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 0.20% redemption fee. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes.

2 Lipper rankings are based on total return and do not take sales charges into account.

3 Total returns reflect the 0.20% redemption fee.

4 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	22.6%
Financials	17.0%
Industrials	16.8%
Information Technology	9.4%
Energy	6.6%
Materials	4.4%
Utilities	3.9%
Consumer Staples	3.0%
Consumer Discretionary	2.6%
Telecommunication Services	1.6%
Purchased Put Options	1.1%
Securities Lending Collateral [2]	12.2%
Cash Equivalents [3]	10.2%
Other Assets and Liabilities--Net [4]	(11.4)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities, which is invested in short term investments such as repurchase agreements or money market funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--84.9%
		Consumer Discretionary--2.3%
1,348,800	[1,2]	ATA, Inc., ADR	$11,275,968
403,100	[1,3,4]	B2W Companhia Global Do Varejo, GDR	10,343,546
3,351,300		Belle International Holdings	1,588,447
4,459,050		Bharat Forge Ltd.	9,461,667
2,954,800	[1]	Cia Hering	8,169,514
500,000	[1]	Coach, Inc.	10,300,000
1,226,456	[1,2]	Dolan Media Co.	5,028,470
825,000	[1,2]	Focus Media Holding Ltd., ADR	15,287,250
1,000,000	[1,3,4]	Hydrogen Corp.	100,000
200,000	[1]	Hydrogen Corp., Warrants 8/22/2013	19,745
250,000	[1]	Hydrogen Corp., Warrants 5/5/2011	0
12,156,700	[1,5]	Le Lis Blanc Deux Com e Confeccoes de Roupas SA	22,388,753
1,900,000		National CineMedia, Inc.	15,390,000
100,000	[1,2]	New Oriental Education & Technology Group, Inc., ADR	6,395,000
4,229,050	[1]	New World Department Store China	2,311,036
7,235,500		Parkson Retail Group Ltd.	6,640,890
250,000		Polo Ralph Lauren Corp., Class A	11,792,500
43,825,000	[1]	Rexcapital Financial Holdings Ltd.	809,021
885,200	[1]	SEB - Sistema Educacional Brasileiro SA	3,023,531
300,000		TJX Cos., Inc.	8,028,000
		TOTAL	148,353,338
		Consumer Staples--3.0%
1,000,000		CVS Caremark Corp.	30,650,000
400,000	[2]	Costco Wholesale Corp.	22,804,000
1,036,935	[1,2]	Heckmann Corp.	7,756,274
5,935,200	[1]	Hypermarcas SA	32,052,546
1,800,400		ITC Ltd.	5,698,216
1,500,000		Philip Morris International, Inc.	65,205,000
261,500		United Spirits Ltd.	4,813,624
500,000		Wal-Mart Stores, Inc.	27,905,000
		TOTAL	196,884,660
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--6.5%
4,943,000	[1]	Atlas Acquisition Holdings Corp.	$43,893,840
8,246,600	[1,2,5]	Dresser-Rand Group, Inc.	184,723,840
400,000	[1]	IHS, Inc., Class A	14,156,000
60,000	[1]	National-Oilwell, Inc.	1,793,400
100,000		Range Resources Corp.	4,222,000
711,505		Reliance Industries Ltd.	19,891,325
100,000		Schlumberger Ltd.	5,165,000
245,000	[1]	Southwestern Energy Co.	8,726,900
2,000,000		Spectra Energy Corp.	38,660,000
1,690,948		Walter Industries, Inc.	65,524,235
300,000	[1]	Weatherford International Ltd.	5,064,000
1,000,000		XTO Energy, Inc.	35,950,000
		TOTAL	427,770,540
		Financials--16.2%
801,050		Ace Ltd.	45,948,228
132,600	[1]	Alleghany Corp.	37,393,200
1,000,000		Annaly Capital Management, Inc.	13,900,000
607,518		Axis Capital Holdings Ltd.	17,302,113
2,220,026	[1]	BM&F Bovespa SA	5,933,049
5,625,000	[2]	Bank of America Corp.	135,956,250
464	[1]	Berkshire Hathaway, Inc., Class A	53,587,360
200,000		Blackrock, Inc.	26,268,000
4,885,000	[1]	Brasil Brokers Participacoes	5,749,711
128,780	[1]	Brasil Brokers Participacoes, Rights	0
3,195,100	[2]	Brookfield Asset Management, Inc., Class A	57,607,653
14,636,000	[5]	Chimera Investment Corp.	42,151,680
155,000	[1]	DLF Ltd.	720,667
1	[1,3]	FA Private Equity Fund IV LP	943,459
500,000	[2]	Goldman Sachs Group, Inc.	46,250,000
805,750		Housing Development Finance Corp. Ltd.	29,738,052
1	[3]	Incuvest LLC	0
1	[1,3]	Infrastructure Fund	21,774
5,500,000		JPMorgan Chase & Co.	226,875,000
3,300,000		Loews Corp.	109,593,000
1,852,200	[1,5]	MBF Healthcare Acquisition Corp.	14,261,940
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Financials--continued
1	[1,3]	Peachtree Leadscope LLC, Class C	$3,250,000
1	[1,3]	Peachtree Leadscope LLC, Classes A and B	0
2,467,596	[1]	Philadelphia Consolidated Holding Corp.	144,329,690
2,504,100		Power Finance Corp.	5,306,059
1	[3]	Rocket Ventures II	69,587
2,209,767		Rural Electrification Corp. Ltd.	2,982,954
1,100,000		Wells Fargo & Co.	37,455,000
		TOTAL	1,063,594,426
		Health Care--21.6%
200,000	[1]	Abaxis, Inc.	3,074,000
500,000	[1]	Abiomed, Inc.	7,290,000
1,500,000	[1]	Advancis Pharmaceutical Corp., Warrants 4/12/2012	556,332
5,000,000	[1,2,5]	Alkermes, Inc.	49,400,000
1,247,072	[2]	Allergan, Inc.	49,471,346
600,000	[1,2]	Alnylam Pharmaceuticals, Inc.	13,800,000
1,000,000	[1]	Anadys Pharmaceuticals, Inc.	2,190,000
1	[3]	Apollo Investment Fund V	7,956,053
434,259	[1]	Ardais Corp., Warrants	0
434,259	[1,3]	Ardais Corp., Warrants 4/14/2009	0
8,000,000	[1,2,5]	Arena Pharmaceuticals, Inc.	29,440,000
493,900	[1,2]	Arthrocare Corp.	10,263,242
304,358	[1,2]	Athenahealth, Inc.	9,313,355
3,000,000	[1,5]	Auxilium Pharmaceutical, Inc.	58,950,000
506,203	[1]	Avalon Pharmaceuticals, Inc.	192,458
157,125	[1]	Avalon Pharmaceuticals, Inc., Warrants 5/24/2012	2,198
3,000,000	[1,2]	BioMarin Pharmaceutical, Inc.	54,960,000
1,499,989	[1,5]	CardioNet, Inc.	38,384,718
460,575	[1]	Chindex International, Inc.	3,859,618
714,286	[1,3,5]	Conceptus, Inc.	11,571,433
625,000	[3]	Conceptus, Inc.	10,125,000
600,000	[1,3,4,5]	Conceptus, Inc.	9,720,000
3,634,700	[1,2,5]	Conceptus, Inc.	58,882,140
500,000	[1,3]	Cortek, Inc.	0
2,955,039	[1,5]	Cubist Pharmaceuticals, Inc.	75,028,440
1,275,467	[1,5]	Cyclacel Pharmaceuticals, Inc.	586,715
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
857,143	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 4/28/2013	$189,640
242,091	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 2/17/2014	14,421
1,500,000	[1]	Cytokinetics, Inc.	4,275,000
200,000	[1]	DaVita, Inc.	11,350,000
1	[3]	Denovo Ventures I LP	4,979,714
126,065	[1,3]	Dexcom, Inc. Restricted	569,814
1,363,000		Dishman Pharmaceuticals & Chemicals Ltd.	3,530,030
1,000,000	[1]	Durect Corp.	4,110,000
6,500,000	[1,5]	Dyax Corp.	21,775,000
250,000	[1]	Endo Pharmaceuticals Holdings, Inc.	4,625,000
4,155,556	[1]	Endologix, Inc.	8,602,001
1,250,000	[1,3]	Endologix, Inc.	2,587,500
4,046,250	[1,3,5]	Endologix, Inc.	8,375,738
5,081,706	[1,5]	Epigenomics AG	13,782,443
461,121	[1]	Favrille, Inc., Warrants 3/7/2011	1
1,042,038	[1]	Favrille, Inc., Warrants 11/7/2012	0
410,000		Glenmark Pharmaceuticals Ltd.	2,404,027
523,900		Hikma Pharmaceuticals PLC	2,732,067
2,419,840	[1,2]	Hologic, Inc.	29,618,842
875,000	[1,5]	IPC The Hospitalist Co., Inc.	17,815,000
4,000,000	[1,2]	Illumina, Inc.	123,320,000
1,000,000	[1,2]	Incyte Genomics, Inc.	4,150,000
2,545,895	[1,2,5]	Insulet Corp.	14,257,012
4,069,762	[1,2,3]	Isis Pharmaceuticals, Inc.	57,220,854
2,810,995	[1,2]	Isis Pharmaceuticals, Inc.	39,522,590
1	[3]	Latin Healthcare Fund	1,525,463
1,000,000	[1,2]	Masimo Corp.	31,990,000
1,890,600		Merck & Co., Inc.	58,514,070
1,687,149	[1,3,4]	Metabasis Therapeutics, Inc.	1,518,434
416,580	[1]	Metabasis Therapeutics, Inc., Warrants 4/15/2013	202,468
2,175,000	[1,2,5]	Momenta Pharmaceuticals, Inc.	19,814,250
23,198,600	[1,2,5]	Monogram Biosciences, Inc.	11,601,620
1,000,000	[1,2]	Mylan Laboratories, Inc.	8,570,000
3,900,000	[1,2,5]	Neurocrine Biosciences, Inc.	16,107,000
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
52,642	[1,3,4]	Newron Pharmaceuticals SpA	$1,025,161
3,500,000	[1,5]	OSI Pharmaceuticals, Inc.	132,825,000
776,280	[1]	Orthovita, Inc.	2,127,007
1,000,032	[1,2]	Pain Therapeutics, Inc.	9,140,292
1	[3]	Peachtree Velquest	0
1,123,323	[1]	Pharmacopeia, Inc.	1,010,991
222,650	[1]	Pharmacopeia, Inc., Warrants 4/19/2011	4,352
2,176,800		Piramal Healthcare Ltd.	9,883,404
86,820	[1]	Piramal Life Sciences Ltd.	120,500
64,200	[1]	Power Medical Interventions, Inc.	45,582
3,000,000	[1,5]	Progenics Pharmaceuticals, Inc.	30,030,000
1,258,600	[1,2]	Protalix Biotherapeutics, Inc.	2,139,620
379,300	[1,2]	Regeneron Pharmaceuticals, Inc.	7,320,490
1,000,000	[1]	Repligen Corp.	4,010,000
200,000	[1]	ResMed, Inc.	6,852,000
1,000,000	[1]	SXC Health Solutions Corp.	13,070,000
1	[1]	Sanarus Medical, Inc., Warrants 11/15/2013	213
458,965	[1]	Sanarus Medical, Inc., Warrants	0
2,000,000	[1]	Seattle Genetics, Inc.	20,560,000
148,200	[1]	Sequenom, Inc.	2,667,600
274	[1]	Soteira, Inc.	343
306,300		Sun Pharmaceutical Industries Ltd.	7,024,169
4,211,677	[1]	Vasogen, Inc., Warrants 11/8/2011	8,112
1,696,945	[1]	Vical, Inc.	2,782,990
8,800,000	[1]	Warner Chilcott Ltd., Class A	122,056,000
1,300,000	[1,2]	WuXi PharmaTech Cayman, Inc., ADR	12,168,000
		TOTAL	1,421,538,873
		Industrials--16.6%
2,000,000	[1]	AMR Corp.	20,420,000
454,500	[1]	Aecom Technology Corp.	8,012,835
1,756,150		Asea Brown Boveri Ltd.	19,544,647
1,150,500		Bharat Heavy Electricals Ltd.	31,190,635
1,489,940	[2]	CLARCOR, Inc.	52,728,977
5,407,600		China Metal International Ho	561,064
887,646	[1,2]	CoStar Group, Inc.	31,973,009
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--continued
850,000	[1]	Copart, Inc.	$29,665,000
2,547,773		Crompton Greaves Ltd.	8,118,069
425,408		Cummins, Inc.	10,996,797
2,000,000	[1,2]	Delta Air Lines, Inc.	21,960,000
900,000		Expeditors International Washington, Inc.	29,385,000
1,725,300	[1]	First Solar, Inc.	247,925,610
2,055,300	[1,2]	GT Solar International, Inc.	9,474,933
11,905,900	[2]	General Electric Co.	232,284,109
750,000	[1,2]	Iron Mountain, Inc.	18,210,000
10,000,000	[1,2]	Jet Blue Airways Corp.	55,500,000
1,078,100	[1]	Kansas City Southern Industries, Inc.	33,280,947
400,000		Kuehne & Nagel International AG	24,329,796
442,900		Landstar System, Inc.	17,091,511
3,408,864		Max India Ltd.	6,729,718
650,000		Precision Castparts Corp.	42,126,500
800,000	[1]	Quanta Services, Inc.	15,808,000
750,000		Rockwell Collins	27,922,500
3,000,000	[1,2]	Ryanair Holdings PLC, ADR	66,810,000
1,000,000	[2]	Southwest Airlines Co.	11,780,000
464,470	[1,2]	TransDigm Group, Inc.	13,999,126
		TOTAL	1,087,828,783
		Information Technology--8.8%
1,000,000	[1]	Access Integrated Technology, Inc., Class A	1,190,000
500,000	[1]	Amdocs Ltd.	11,280,000
1,125,000	[1,2]	Blackboard, Inc.	27,540,000
1,000,000	[1]	Ceragon Networks Ltd.	5,650,000
3,000,000	[1]	Comverse Technology, Inc.	21,810,000
400,000	[1,2]	DST Systems, Inc.	16,232,000
416,700	[1]	Eagle Test Systems, Inc.	6,308,838
1,059,322	[3]	Expand Networks Ltd.	0
600,000		Lender Processing Services	13,842,000
6,200,000	[1,2]	MEMC Electronic Materials, Inc.	113,956,000
1,300,500	[1]	MSCI, Inc., Class A	22,420,620
487,500		Mastercard, Inc.	72,062,250
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Information Technology--continued
2,340,000	[1]	Microsemi Corp.	$50,871,600
2,200,000	[1]	NIC, Inc.	11,814,000
4,700,000	[1]	ON Semiconductor Corp.	24,017,000
674,223	[1]	Online Resources Corp.	2,359,780
500,000	[1]	Oracle Corp.	9,145,000
500,000	[1]	Parametric Technology Corp.	6,495,000
1	[3]	Peachtree Open Networks	0
1,070,000	[1,2,5]	RADWARE Ltd.	6,751,700
857,200	[1]	Redecard SA	9,495,869
417,200	[1,3,4]	Redecard SA, GDR	9,245,152
2,500,000	[1,2]	Renesola Ltd., ADR	15,700,000
3,751,199	[3]	Sensable Technologies, Inc.	0
1	[3]	Sensable Technologies, Inc. (Bridge Loan)	100,280
3,556,267	[1,5]	Solera Holdings, Inc.	88,515,486
1,523,200	[1,5]	TNS, Inc.	21,598,976
2,943,800	[1]	Telecity Group PLC	8,320,819
446,600	[1]	ValueClick, Inc.	3,304,840
		TOTAL	580,027,210
		Materials--4.4%
30,991,300	[1]	Huabao International Holdings Ltd.	19,886,417
800,000	[1,2]	Intrepid Potash, Inc.	17,392,000
1,151,400		Jubilant Organosys Ltd.	3,877,483
34,665,700	[1]	Lee & Man Paper Manufacturing Ltd.	11,426,984
500,000		Monsanto Co.	44,490,000
1,168,721	[1,2]	Mosaic Co./The	46,059,295
39,294,300		Nine Dragons Paper Holdings Ltd.	6,896,349
1,402,388		Potash Corp. of Saskatchewan, Inc.	119,567,601
795,300	[2]	Sociedad Quimica Y Minera de Chile, ADR	18,212,370
		TOTAL	287,808,499
		Telecommunication Services--1.6%
3,177,550	[1]	Bharti Airtel Ltd.	43,420,548
1,450,000		NTELOS Holdings Corp.	37,700,000
3,400,000	[1,2]	TW Telecom, Inc.	24,072,000
222,010		Tulip Telecom Ltd.	3,065,497
		TOTAL	108,258,045
Shares or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--3.9%
2,470,638		American Water Works Co., Inc.	$50,104,539
231,930	[1]	BF Utilities Ltd.	3,200,399
576,950	[1]	Cascal NV	3,819,409
3,340,700	[1]	China Resources Power Holdings Co. Ltd.	6,537,742
1,763,800		Dominion Resources, Inc.	63,990,664
1,643,610	[1,3,4]	EDP Renovaveis SA	8,585,179
1,234,500		ITC Holdings Corp.	50,096,010
3,400,050		NTPC Ltd.	9,852,823
1,350,000		Northeast Utilities Co.	30,456,000
12,703,921	[1]	Power Grid Corp. of India Ltd.	18,223,377
740,750		Xcel Energy, Inc.	12,903,865
		TOTAL	257,770,007
		TOTAL COMMON STOCKS (IDENTIFIED COST $6,111,700,054)	5,579,834,381
		PURCHASED PUT OPTIONS--1.1%
427,300,000	[1]	Citibank N.A. - Citigroup. EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	40,811,423
332,200,000	[1]	State Street Corp. EUR PUT/USD CALL, Strike Price $1.36, Expiration Date 3/31/2009	31,276,630
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $12,557,805)	72,088,053
		PREFERRED STOCKS--1.1%
		Financials--0.7%
173,200	[5]	Alleghany Corp., Conv. Pfd. $15.21 Annual Dividend	47,883,392
		Health Care--0.4%
1,694,915	[3]	Ardais Corp., Conv. Pfd.	0
790,960	[3]	Ardais Corp., Conv. Pfd., Series C	0
446,816	[3]	Cortek, Inc., Conv. Pfd., Series D2	0
1,515,152	[3]	Cortex, Inc., Pfd., Series D	0
42,000		Mylan Laboratories, Inc., Conv. Pfd.	23,925,720
1,058,043	[3]	Sanarus Medical, Inc., Pfd., Series A	0
1,448,436	[3]	Sanarus Medical, Inc., Pfd., Series B	0
4,456,271	[3]	Sanarus Medical, Inc., Pfd., Series C	0
3,555,987		Sanarus Medical, Inc., Pfd., Series D	0
1,408,979		Sanarus Medical, Inc., Pfd., Series E	0
958,744		Soteira, Inc., Pfd.	1,198,430
		TOTAL	25,124,150
Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--continued
		Information Technology--0.0%
679,348	[3]	Multiplex, Inc., Pfd., Series C	$0
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $122,285,187)	73,007,542
		CORPORATE BONDS--1.7%
		Consumer Discretionary--0.3%
$722,050		Hydrogen Corp., 12.00%, 12/15/2008	361,025
11,921,000		Lamar Advertising Co., Conv. Bond, Series B, 2.875%, 12/31/2010	8,875,041
10,000,000		MGM Mirage, Sr. Note, 6.00%, 10/1/2009	8,950,000
5,000,000		Penn National Gaming, Inc., Company Guarantee, 6.875%, 12/1/2011	4,250,000
		TOTAL	22,436,066
		Energy--0.1%
5,000,000		Transocean, Inc., Conv. Bond, Series A, 1.625%, 12/15/2037	4,408,690
5,000,000		Transocean, Inc., Conv. Bond, Series B, 1.50%, 12/15/2037	4,012,580
		TOTAL	8,421,270
		Financial--0.1%
5,000,000		Boston Properties LP, Conv. Bond, 2.875%, 2/15/2037	3,652,385
		Health Care--0.6%
29,646,000	[3,4]	Insulet Corp., Sr. Conv. Note, 5.375%, 6/15/2013	17,043,634
19,800,000	[3,4]	Isis Pharmaceuticals, Inc., Conv. Bond, 2.625%, 2/15/2027	20,546,658
609,591		Sanarus Medical, Inc., 7.00%, 5/15/2050	609,591
		TOTAL	38,199,883
		Industrials--0.2%
10,000,000		Iron Mountain, Inc., Company Guarantee, 8.625%, 4/1/2013	9,175,000
5,000,000		School Specialty, Inc., Conv. Bond, 3.75%, 11/30/2026	3,621,810
		TOTAL	12,796,810
		Information Technology--0.4%
24,802,000	[3,4]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	14,889,905
5,000,000		Comverse Technology, Inc., Conv. Bond, 5/15/2023	4,612,500
5,000,000		Tech Data Corp., Conv. Bond, 2.75%, 12/15/2026	3,422,330
		TOTAL	22,924,735
		TOTAL CORPORATE BONDS (IDENTIFIED COST $129,896,487)	108,431,149
Principal Amount or Shares			Value in U.S. Dollars
		CORPORATE NOTES--0.2%
		Health Care--0.0%
$2		Ardais Corp.	$130,710
2,087,000	[3,4]	Neurochem, Inc., Conv. Bond, 6.00%, 11/15/2026	521,750
		TOTAL	652,460
		Information Technology--0.2%
17,139,000		Blackboard, Inc., Conv. Bond, 3.25%, 7/1/2027	10,987,813
		TOTAL CORPORATE NOTES (IDENTIFIED COST $15,767,403)	11,640,273
		MUTUAL FUNDS--22.4%
243,685,058	[5,6]	Government Obligations Fund, Institutional Shares, 1.71%	243,685,058
1,229,775,082	[5,6,7]	Prime Value Obligations Fund, Institutional Shares, 2.87%	1,229,775,082
		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	1,473,460,140
		TOTAL INVESTMENTS--111.4% (IDENTIFIED COST $7,865,667,076) [8]	7,318,461,538
		OTHER ASSETS AND LIABILITIES - NET--(11.4)% [9]	(749,170,008)
		TOTAL NET ASSETS--100%	$6,569,291,530

At October 31, 2008, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contract Sold:
11/3/2008	8,617,090 Canadian Dollars	$7,160,620	$7,149,332	$ 11,288
11/3/2008	969,326 Hong Kong Dollars	$ 125,039	$ 125,074	$ (35)
11/3/2008	2,011,795 Euro Dollars	$2,601,452	$2,564,132	$ 37,320
11/3/2008	2,715,957 Pound Sterling	$4,442,383	$4,370,925	$ 71,458
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$120,031

Net Unrealized Appreciation on Foreign Exchange Contracts is included in "Other Assets and Liabilities - Net."

1 Non-income-producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $202,836,088, which represented 3.1% of total net assets.

4 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $93,539,419, which represented 1.4% of total net assets.

5 Affiliated company. At October 31, 2008, these securities amounted to $2,520,082,416 which represents 38.4% of total net assets.

6 7-Day net yield.

7 All or a portion of this security is held as collateral for securities lending.

8 The cost of investments for federal tax purposes amount to $7,949,123,265.

9 Assets, other than investments in securities, less liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund received cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as repurchase agreements or money market mutual funds.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $2,520,082,416 of investments in affiliated issuers (Note 5) and $769,189,407 of securities loaned (identified cost $7,865,667,076)		$7,318,461,538
Cash		8,394,104
Cash denominated in foreign currencies (identified cost $7,693,402)		7,879,497
Income receivable		5,183,352
Receivable for investments sold		79,861,957
Receivable for shares sold		4,680,595
Receivable for foreign exchange contracts		120,066
Receivable for escrow due		746,281
Other assets		2,161
TOTAL ASSETS		7,425,329,551
Liabilities:
Payable for investments purchased	$33,222,252
Payable for shares redeemed	9,775,411
Payable for collateral due to broker for securities loaned	801,677,834
Payable for foreign exchange contracts	35
Payable for limited partnership commitments	2,500,000
Payable for distribution services fee (Note 5)	1,882,942
Payable for shareholder services fee (Note 5)	3,980,102
Accrued expenses	2,999,445
TOTAL LIABILITIES		856,038,021
Net assets for 1,745,072,202 shares outstanding		$6,569,291,530
Net Assets Consist of:
Paid-in capital		$7,231,994,043
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(546,832,471)
Accumulated net realized loss on investments, options and foreign currency transactions		(114,894,615)
Accumulated net investment income (loss)		(975,427)
TOTAL NET ASSETS		$6,569,291,530

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($2,158,139,929 ÷ 567,479,105 shares outstanding), no par value, unlimited shares authorized	$3.80
Offering price per share (100/94.50 of $3.80) [1]	$4.02
Redemption proceeds per share	$3.80
Class B Shares:
Net asset value per share ($651,474,126 ÷ 180,086,877 shares outstanding), no par value, unlimited shares authorized	$3.62
Offering price per share	$3.62
Redemption proceeds per share (94.50/100 of $3.62) [1]	$3.42
Class C Shares:
Net asset value per share ($707,979,983 ÷ 195,625,514 shares outstanding), no par value, unlimited shares authorized	$3.62
Offering price per share	$3.62
Redemption proceeds per share (99.00/100 of $3.62) [1]	$3.58
Class K Shares:
Net asset value per share ($3,051,697,492 ÷ 801,880,706 shares outstanding), no par value, unlimited shares authorized	$3.81
Offering price per share	$3.81
Redemption proceeds per share (99.80/100 of $3.81) [1]	$3.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $69,359,475 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $2,289,281)		$126,900,025
Interest (including income on securities loaned of $8,233,120)		11,275,886
TOTAL INCOME		138,175,911
Expenses:
Investment adviser fee (Note 5)	$141,601,271
Administrative personnel and services fee (Note 5)	7,773,335
Custodian fees	4,502,588
Transfer and dividend disbursing agent fees and expenses--Class A Shares	4,221,055
Transfer and dividend disbursing agent fees and expenses--Class B Shares	1,390,995
Transfer and dividend disbursing agent fees and expenses--Class C Shares	1,408,256
Transfer and dividend disbursing agent fees and expenses--Class K Shares	6,380,242
Directors'/Trustees' fees	94,888
Auditing fees	33,513
Legal fees	16,382
Portfolio accounting fees	222,149
Distribution services fee--Class A Shares (Note 5)	8,042,729
Distribution services fee--Class B Shares (Note 5)	8,018,604
Distribution services fee--Class C Shares (Note 5)	8,056,882
Distribution services fee--Class K Shares (Note 5)	22,882,207
Shareholder services fee--Class A Shares (Note 5)	7,649,031
Shareholder services fee--Class B Shares (Note 5)	2,672,868
Shareholder services fee--Class C Shares (Note 5)	2,650,969
Shareholder services fee--Class K Shares (Note 5)	11,298,729
Account administration fee--Class A Shares	110,569
Account administration fee--Class C Shares	6,702
Account administration fee--Class K Shares	18,666
Share registration costs	146,000
Printing and postage	714,110
Insurance premiums	26,423
Miscellaneous	136,913
TOTAL EXPENSES	240,076,076

Statement of Operations-continued

Year Ended October 31, 2008

Waivers, Reimbursements and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(14,905,397)
Waiver of administrative personnel and services fee (Note 5)	(206,867)
Waiver of distribution services fee--Class A Shares (Note 5)	(2,664,703)
Waiver of distribution services fee--Class C Shares (Note 5)	(367,917)
Waiver of distribution services fee--Class K Shares (Note 5)	(15,662,165)
Reimbursement of shareholder services fee--Class B Shares (Note 5)	(378,498)
Fees paid indirectly for directed brokerage arrangements (Note 6)	(53,213)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(34,238,760)
Net expenses			$205,837,316
Net investment income (loss)			(67,661,405)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized gain of $4,821,905 on sale of investments in affiliated issuers (Note 5) and foreign taxes withheld of $26,288,887)			(31,706,262)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(4,545,366,165)
Net realized and unrealized loss on investments and foreign currency transactions			(4,577,072,427)
Change in net assets resulting from operations			$(4,644,733,832)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(67,661,405)	$(77,609,535)
Net realized gain (loss) on investments, options and foreign currency transactions	(31,706,262)	1,097,683,529
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(4,545,366,165)	1,798,994,532
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(4,644,733,832)	2,819,068,526
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(333,645,193)	(349,173,925)
Class B Shares	(126,008,696)	(147,431,794)
Class C Shares	(115,952,763)	(114,870,712)
Class K Shares	(485,667,675)	(523,799,089)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,061,274,327)	(1,135,275,520)
Share Transactions:
Proceeds from sale of shares	1,497,569,175	1,524,877,108
Net asset value of shares issued to shareholders in payment of distributions declared	965,376,844	1,040,150,098
Cost of shares redeemed	(1,959,713,944)	(1,795,533,488)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	503,232,075	769,493,718
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 11)	319,004	--
Change in net assets	(5,202,457,080)	2,453,286,724
Net Assets:
Beginning of period	11,771,748,610	9,318,461,886
End of period (including accumulated net investment income (loss) of $(975,427) and $(72,221,410), respectively)	$6,569,291,530	$11,771,748,610

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2008, the Fund had no realized gain/loss on written options.

At October 31, 2008, the Fund had no outstanding written option contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$769,189,407	$801,677,834

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at October 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
Apollo Investment Fund V	5/18/2001	$ 124,747
Ardais Corp., Conv. Pfd.	3/2/2001 - 3/8/2001	9,999,999
Ardais Corp., Conv. Pfd., Series C	12/18/2002	4,666,664
Ardais Corp., Warrants 4/14/2009	8/6/2004	--
Conceptus, Inc.	4/10/2001	5,000,000
Conceptus, Inc.	8/11/2005	4,500,000
Cortek, Inc.	2/29/2000	--
Cortek, Inc., Conv. Pfd., Series D2	3/31/2003	--
Cortex, Inc., Pfd., Series D	6/18/2001	--
Denovo Ventures I LP	3/9/2000	3,332,145
Dexcom, Inc., Restricted	12/30/2004	678,910
Endologix, Inc.	7/7/2005	5,000,000
Endologix, Inc.	12/8/2003 - 4/25/2007	18,017,354
Expand Networks Ltd.	9/22/2000	2,500,000
Security	Acquisition Date	Acquisition Cost
FA Private Equity Fund IV LP	3/4/2002	$ 670,660
Incuvest LLC	1/6/2000	5,000,000
Infrastructure Fund	8/11/2000	410,088
Isis Pharmaceuticals, Inc.	8/23/2005	17,194,744
Latin Healthcare Fund	11/28/2000	--
Multiplex, Inc., Pfd., Series C	2/22/2001	5,000,001
Peachtree Leadscope LLC	4/30/2002	3,000,000
Peachtree Leadscope LLC	6/30/2000	712,054
Peachtree Open Networks	10/5/2000	892,599
Peachtree Velquest	9/14/2000	494,382
Rocket Ventures II	7/20/1999	10,015,342
Sanarus Medical, Inc., Pfd., Series A	11/16/1999 - 11/12/2004	1,561,804
Sanarus Medical, Inc., Pfd., Series B	7/16/2001	2,495,648
Sanarus Medical, Inc., Pfd., Series C	10/23/2003	3,004,288
Sensable Technologies, Inc.	10/15/2004	--
Sensable Technologies, Inc.	12/16/2003	401,118

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	155,726,508	$858,694,230	133,167,878	$813,950,052
Shares issued to shareholders in payment of distributions declared	47,419,878	289,259,872	55,509,537	306,412,650
Shares redeemed	(166,073,383)	(874,880,670)	(132,768,963)	(811,676,843)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	37,073,003	$273,073,432	55,908,452	$308,685,859

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	12,608,818	$67,138,655	15,299,209	$89,580,939
Shares issued to shareholders in payment of distributions declared	19,888,456	116,148,582	25,463,704	135,721,540
Shares redeemed	(54,173,140)	(274,630,943)	(40,110,420)	(235,907,343)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(21,675,866)	$(91,343,706)	652,493	$(10,604,864)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	45,747,396	$244,165,700	44,475,467	$260,397,910
Shares issued to shareholders in payment of distributions declared	15,150,558	88,479,262	16,484,298	87,861,308
Shares redeemed	(49,853,868)	(247,587,025)	(32,215,615)	(189,409,914)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	11,044,086	$85,057,937	28,744,150	$158,849,304

Year Ended October 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	59,305,047	$327,570,590	58,865,278	$360,948,207
Shares issued to shareholders in payment of distributions declared	77,166,652	471,489,128	92,419,315	510,154,600
Shares redeemed	(106,802,101)	(562,615,306)	(91,317,132)	(558,539,388)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	29,669,598	$236,444,412	59,967,461	$312,563,419
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	56,110,821	$503,232,075	145,272,556	$769,493,718

Redemption Fee

The Fund's Class K Shares impose a redemption fee of 0.20% on the redemption price of the Fund's Class K Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class K Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Any excess fee proceeds are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2008, redemption fees of $664,418 were allocated to cover the cost of redemptions. For the year ended October 31, 2007, redemption fees of $812,313 were allocated to cover the cost of redemptions.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership adjustments, net operating losses, return of capital distributions, foreign capital gains tax expense realized, passive foreign investment company adjustment and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(80,879,475)	$138,907,388	$(58,027,913)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$270,508,444	$ 87,724,524
Long-term capital gains	$790,765,883	$1,047,550,996

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(630,359,979)
Capital loss carryforwards	$(32,342,534)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2008, the cost of investments for federal tax purposes was $7,949,123,265. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $630,661,727. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $875,825,539 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,506,487,266.

At October 31, 2008, the Fund had a capital loss carryforward of $32,342,534, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$15,557,130
2016	$16,785,404

As a result of the tax-free transfer of assets from Federated Aggressive Growth Fund to the Fund, certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Adviser voluntarily waived $11,758,915 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2008, the Sub-Adviser earned a fee of $116,758,943.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $206,867 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, FSC voluntarily waived $18,694,785 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $12,156,244 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2008, FSC retained $484,110 in sales charges from the sale of Class A Shares. FSC also retained $2,864 of contingent deferred sales charges relating to redemptions of Class A Shares and $34,136 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $12,529 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC voluntarily reimbursed $378,498 of shareholder services fees. For the year ended October 31, 2008, FSSC received $6,214,766 of fees paid by the Fund.

Commitments and Contingencies

In the course of pursuing its investment objective, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2008, the Fund had total commitments to limited partnerships and limited liability companies of $45,173,400; of this amount, $40,614,184 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $4,559,216.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies and Affiliated Holdings

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2008 were as follows:

Affiliates	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Alkermes, Inc.	4,031,900	2,968,100	2,000,000	5,000,000	$49,400,000	$ --
Alleghany Corp., Conv. Pfd.	173,200	--	--	173,200	47,883,392	2,635,134
Arena Pharmaceuticals, Inc.	2,500,000	5,500,000	--	8,000,000	29,440,000	--
Auxilium Pharmaceutical, Inc.	2,935,250	1,100,000	1,035,250	3,000,000	58,950,000	--
CardioNet, Inc.	--	1,499,989	--	1,499,989	38,384,718	--
Chimera Investment Corp.	--	17,158,900	2,522,900	14,636,000	42,151,680	33,070
Conceptus, Inc.	600,000	--	--	600,000	9,720,000	--
Conceptus, Inc.	3,634,700	--	--	3,634,700	58,882,140	--
Conceptus, Inc.	714,286	--	--	714,286	11,571,433	--
Affiliates	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Cubist Pharmaceuticals, Inc.	803,781	2,253,758	102,500	2,955,039	$ 75,028,440	$ --
Cyclacel Pharmaceuticals, Inc.	2,142,857	--	867,390	1,275,467	586,715	--
Dresser-Rand Group, Inc.	7,746,600	500,000	--	8,246,600	184,723,840	--
Dyax Corp.	4,774,300	1,725,700	--	6,500,000	21,775,000	--
Endologix, Inc.	4,046,250	--	--	4,046,250	8,375,738	--
Epigenomics AG	--	5,081,706	--	5,081,706	13,782,443	--
Insulet Corp.	1,213,495	2,008,233	675,833	2,545,895	14,257,012	--
IPC The Hospitalist Co., Inc.	--	875,000	--	875,000	17,815,000	--
Le Lis Blanc Deux Com e Confeccoes de Roupas SA	--	12,156,700	--	12,156,700	22,388,753	--
MBF Healthcare Acquisition Corp.	1,852,200	--	--	1,852,200	14,261,940	--
Momenta Pharmaceuticals, Inc.	1,754,500	420,500	--	2,175,000	19,814,250	--
Monogram Biosciences, Inc.	23,198,600	--	--	23,198,600	11,601,620	--
Neurocrine Biosciences, Inc.	4,381,825	--	481,825	3,900,000	16,107,000	--
OSI Pharmaceuticals, Inc.	1,806,200	1,693,800	--	3,500,000	132,825,000	--
Progenics Pharmaceuticals, Inc.	1,385,500	2,385,511	771,011	3,000,000	30,030,000	--
RADWARE Ltd.	--	1,070,000	--	1,070,000	6,751,700	--
Solera Holdings, Inc.	4,952,157	--	1,395,890	3,556,267	88,515,486	--
TNS, Inc.	1,523,200	--	--	1,523,200	21,598,976	--
TOTAL OF AFFILIATED COMPANIES	76,170,801	58,397,897	9,852,599	124,716,099	$1,046,622,276	$2,668,204

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $3,146,482. Transactions with affiliated holdings during the year ended October 31, 2008 were as follows:

Affiliates	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Government Obligations Fund, Institutional Shares	813,052,899	3,958,978,418	4,528,346,259	243,685,058	$ 243,685,058	$44,326,956
Prime Value Obligations Fund, Institutional Shares	809,744,929	1,778,535,327	1,358,505,174	1,229,775,082	1,229,775,082	22,364,315
TOTAL OF AFFILIATED HOLDINGS	1,622,797,828	5,737,513,745	5,886,851,433	1,473,460,140	$1,473,460,140	$66,691,271

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $53,213 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$6,405,202,658
Sales	$6,148,263,788

8. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At October 31, 2008, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	73.4%
India	3.8%
Canada	2.9%
Bermuda	2.5%
Brazil	1.6%
Switzerland	1.1%
Ireland	1.0%
Cayman Islands	0.8%
China	0.4%
Chile	0.3%
British Virgin Islands	0.2%
Germany, Federal Republic of	0.2%
Hong Kong	0.2%
Israel	0.2%
United Kingdom	0.2%
France	0.1%
Netherlands	0.1%
Italy	0.0% [1]

1 Represents less than 0.1%.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

11. REGULATORY SETTLEMENT PROCEEDS

The Fund received $319,004 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

12. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

13. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

14. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $790,766,877.

For the fiscal year ended October 31, 2008, 23.38% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 9.72% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/ Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/ Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED KAUFMANN FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time. In this regard, the Senior Officer's evaluation noted that the Board is aware that the Fund is a relatively more expensive fund for the Adviser to manage than other Federated equity funds and that the Fund has also been significantly and consistently above average in its investment performance. The Board agreed to monitor future developments and review changes in industry practices or competitive initiatives.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172644

26851 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Large Cap Fund

Established 2007

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout the Period)

Period Ended October 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.03	[2]
Net realized and unrealized loss on investments and foreign currency transactions	(3.15)
TOTAL FROM INVESTMENT OPERATIONS	(3.12)
Net Asset Value, End of Period	$ 6.88
Total Return [3]	(31.20)%

Ratios to Average Net Assets:
Net expenses	1.50	% [4]
Net investment income	0.37	% [4]
Expense waiver/reimbursement [5]	1.88	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$31,156
Portfolio turnover	70%

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout the Period)

Period Ended October 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04	) [2]
Net realized and unrealized loss on investments and foreign currency transactions	(3.11)
TOTAL FROM INVESTMENT OPERATIONS	(3.15)
Net Asset Value, End of Period	$ 6.85
Total Return [3]	(31.50)%

Ratios to Average Net Assets:
Net expenses	2.33	% [4]
Net investment income (loss)	(0.46	)% [4]
Expense waiver/reimbursement [5]	1.82	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$16,307
Portfolio turnover	70%

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout the Period)

Period Ended October 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.01	) [2]
Net realized and unrealized loss on investments and foreign currency transactions	(3.12)
TOTAL FROM INVESTMENT OPERATIONS	(3.13)
Net Asset Value, End of Period	$ 6.87
Total Return [3]	(31.30)%

Ratios to Average Net Assets:
Net expenses	1.95	% [4]
Net investment income (loss)	(0.08	)% [4]
Expense waiver/reimbursement [5]	1.88	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$2
Portfolio turnover	70%

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 679.80	$ 6.33
Class C Shares	$1,000	$ 678.20	$ 9.83
Class K Shares	$1,000	$ 678.90	$ 8.23
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.60	$ 7.61
Class C Shares	$1,000	$1,013.42	$11.79
Class K Shares	$1,000	$1,015.33	$ 9.88

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.50%
Class C Shares	2.33%
Class K Shares	1.95%

Management's Discussion of Fund Performance

Federated Kaufmann Large Cap Fund's Class A Shares, Class C Shares and Class K Shares produced total returns of (31.20)%, (31.50)% and (31.30)%, respectively, based on net asset value for the reporting period ended October 31, 2008. The fund's benchmark, the Russell 1000 Growth Index 1 had a total return of (34.31)% for the reporting period and the Lipper Large Cap Growth Funds Index 2 had a total return of (39.10)%. The fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 1000 Growth Index.

MARKET OVERVIEW

As shown above, the fund outperformed its respective peer average and benchmark index over the reporting period. The stock market as a whole posted strong negative returns during the reporting period. The deteriorating economy and toxic fallout from the subprime mortgage crisis has turned into a full-blown global financial crisis. In response to the credit crisis, the Federal Reserve as well as many other countries cut their discount rate and federal funds several times over the last few months of the reporting period. Concerns about unemployment, the housing market, the weakening global economy, as well as continued anxiety about the balance sheets of large financial institutions also dominated the recent headlines towards the end of the reporting period. These concerns created historic increases in volatility within the financial markets.

1 Russell 1000 ® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investments cannot be made directly in an index.

2 The Lipper Large Cap Growth Funds Index represents the composite performance of the 30 largest funds by assets in the Lipper Large Cap Growth Fund category. The Index is not adjusted to reflect any sales charges. Investments cannot be made in an index.

FUND PERFORMANCE

Federated Kaufmann Large Cap Fund's performance is driven primarily by bottom-up stock selection. Five of the fund's top 10 contributing companies across multiple sectors each returned over 15% during the reporting period. Specifically Intrepid Potash (+52%), Wells Fargo & Co. (+26%), Jetblue Airways (+27%), Annaly Mtg. Management (+18%) and Nintendo Ltd. (+19%) all contributed strongly to performance. In addition, Proshares Ultrashort Oil & Gas (-1%), Equitable Resources (+6%), and First Solar (-16%) were among the fund's top 10 contributing companies.

The sectors that underperformed were Financials, Information Technology, Consumer Staples and Telecomm Services. Six of the fund's most laggard companies were in these sectors: American International Group (-93%), Memc Electronic Materials (-74%), Icici Bank (-71%), Ebay (-49%), American Movil (-43%), and American Express (-41%), each detracted from performance. Additional laggards included ishares Russell 1000 Growth Index (-33%), Cemex (-69%) and General Electric (-41%). While it is interesting to know how specific stocks performed during the period the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that result from the bottom-up investment process may provide some additional insight into the relative performance of the fund. The fund's underweight in Consumer Staples and the fund's overweight in the Financials and Industrials sectors relative to the benchmark negatively affected performance. The fund's performance was positively impacted by the fund's high cash position which averaged between 5% and 25% during the period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Kaufmann Large Cap Fund (Class A Shares) (the "Fund") from December 5, 2007 (start of performance) to October 31, 2008 compared to the Russell 1000 Growth Index (R1000G) 2 and the Lipper Large Cap Growth Funds Index (LLCGFI). 2

Cumulative Total Return [3] for the Period Ended 10/31/2008
Start of Performance (12/5/2007)	(34.97)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and the LLCGFI have been adjusted to reflect reinvestment of dividends on securities in the R1000G and the funds in the LLCGFI.

2 The R1000G and the LLCGFI are not adjusted to reflect expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCGFI represents the composite performance of the 30 largest funds by assets in the Lipper Large Cap Growth Fund category, and is not adjusted to reflect any sales charges. The R1000G and the LLCGFI are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Kaufmann Large Cap Fund (Class C Shares) (the "Fund") from December 5, 2007 (start of performance) to October 31, 2008 compared to the Russell 1000 Growth Index (R1000G) 2 and the Lipper Large Cap Growth Funds Index (LLCGFI). 2

Cumulative Total Return [3] for the Period Ended 10/31/2008
Start of Performance (12/5/2007)	(32.19)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and the LLCGFI have been adjusted to reflect reinvestment of dividends on securities in the R1000G and the funds in the LLCGFI.

2 The R1000G and the LLCGFI are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCGFI represents the composite performance of the 30 largest funds by assets in the Lipper Large Cap Growth Fund category, and is not adjusted to reflect any sales charges. The R1000G and the LLCGFI are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Kaufmann Large Cap Fund (Class K Shares) (the "Fund") from December 5, 2007 (start of performance) to October 31, 2008 compared to the Russell 1000 Growth Index (R1000G) 2 and the Lipper Large Cap Growth Funds Index (LLCGFI). 2

Cumulative Total Return for the Period Ended 10/31/2008
Start of Performance (12/5/2007)	(31.30)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and the LLCGFI have been adjusted to reflect reinvestment of dividends on securities in the R1000G and the funds in the LLCGFI.

2 The R1000G and the LLCGFI are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCGFI represents the composite performance of the 30 largest funds by assets in the Lipper Large Cap Growth Fund category, and is not adjusted to reflect any sales charges. The R1000G and the LLCGFI are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Industrials	18.9%
Information Technology	18.9%
Financials	18.4%
Health Care	14.3%
Consumer Staples	7.2%
Consumer Discretionary	5.0%
Telecommunication Services	2.9%
Materials	1.5%
Utilities	1.2%
Other Securities [2]	6.2%
Cash Equivalents [3]	0.9%
Other Assets and Liabilities--Net [4]	4.6%
TOTAL	100.0%

1 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include an exchange-traded fund.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--87.3%
		Consumer Discretionary--5.0%
36,362		Best Buy Co., Inc.	$974,865
57,354		TJX Cos., Inc.	1,534,793
		TOTAL	2,509,658
		Consumer Staples--7.2%
38,021		CVS Caremark Corp.	1,165,344
43,667		Wal-Mart Stores, Inc.	2,437,055
		TOTAL	3,602,399
		Financials--17.4%
66,562		American Express Co.	1,830,455
110,000		Annaly Capital Management, Inc.	1,529,000
42,280		ICICI Bank Ltd., ADR	722,565
40,600		JPMorgan Chase & Co.	1,674,750
86,560		Wells Fargo & Co.	2,947,368
		TOTAL	8,704,138
		Health Care--14.3%
40,436		Abbott Laboratories	2,230,045
30,524	[1]	Hologic, Inc.	373,614
52,984		Merck & Co., Inc.	1,639,855
99,500		Schering Plough Corp.	1,441,755
60,120		UnitedHealth Group, Inc.	1,426,648
		TOTAL	7,111,917
Shares			Value
		COMMON STOCKS--continued
		Industrials--18.9%
36,828		Cummins, Inc.	$952,004
32,200		FedEx Corp.	2,104,914
6,006	[1]	First Solar, Inc.	863,062
119,300		General Electric Co.	2,327,543
18,610		Precision Castparts Corp.	1,206,114
167,000		Southwest Airlines Co.	1,967,260
		TOTAL	9,420,897
		Information Technology--18.9%
92,917	[1]	Cisco Systems, Inc.	1,651,135
95,512	[1]	MEMC Electronic Materials, Inc.	1,755,511
2,700		Nintendo Corp. Ltd.	851,572
20,000		Nintendo Corp. Ltd., ADR	780,000
111,911	[1]	Oracle Corp.	2,046,852
74,121	[1]	Symantec Corp.	932,442
92,408	[1]	eBay, Inc.	1,411,070
		TOTAL	9,428,582
		Materials--1.5%
101,891		Cemex S.A. de C.V., ADR	770,296
		Telecommunication Services--2.9%
47,096	[1]	America Movil S.A.B. de C.V., Class L, ADR	1,457,150
		Utilities--1.2%
110,000	[1,2,3]	EDP Renovaveis SA	574,571
		TOTAL COMMON STOCKS (IDENTIFIED COST $58,810,600)	43,579,608
Shares			Value
		EXCHANGE-TRADED FUND--6.2%
77,500		iShares Russell 1000 Growth Fund (IDENTIFIED COST $4,226,802)	$3,103,875
		PURCHASED PUT OPTIONS--1.0%
3,000,000	[1]	Citibank N.A. - Citigroup EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	286,530
2,100,000	[1]	State Street Corp. EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	197,715
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $84,240)	484,245
		MUTUAL FUND--0.9%
429,133	[4,5]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	429,133
		TOTAL INVESTMENTS--95.4% (IDENTIFIED COST $63,550,775) [6]	47,596,861
		OTHER ASSETS AND LIABILITIES - NET--4.6% [7]	2,314,783
		TOTAL NET ASSETS--100%	$49,911,644

1 Non-income-producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $574,571, which represented 1.2% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $574,571, which represented 1.2% of total net assets.

4 Affiliated company.

5 7-Day net yield.

6 The cost of investments for federal tax purposes amounts to $64,190,727.

7 Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $429,133 of investments in an affiliated issuer (Note 5) (identified cost $63,550,775)		$47,596,861
Income receivable		45,101
Receivable for investments sold		1,410,733
Receivable for shares sold		1,160,292
TOTAL ASSETS		50,212,987
Liabilities:
Payable for investments purchased	$144,017
Payable for shares redeemed	74,269
Payable for transfer and dividend disbursing agent fees and expenses	12,555
Payable for auditing fees	21,200
Payable for distribution services fee (Note 5)	9,880
Payable for shareholder services fee (Note 5)	24,912
Accrued expenses	14,510
TOTAL LIABILITIES		301,343
Net assets for 7,263,743 shares outstanding		$49,911,644
Net Assets Consist of:
Paid-in capital		$69,619,325
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(15,952,669)
Accumulated net realized loss on investments and foreign currency transactions		(3,826,156)
Undistributed net investment income		71,144
TOTAL NET ASSETS		$49,911,644

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($2,446,053 ÷ 354,534 shares outstanding), no par value, unlimited shares authorized	$6.90
Offering price per share	$6.90
Redemption proceeds per share	$6.90
Class A Shares:
Net asset value per share ($31,156,241 ÷ 4,526,882 shares outstanding), no par value, unlimited shares authorized	$6.88
Offering price per share (100/94.50 of $6.88) [1]	$7.28
Redemption proceeds per share	$6.88
Class C Shares:
Net asset value per share ($16,307,386 ÷ 2,382,041 shares outstanding), no par value, unlimited shares authorized	$6.85
Offering price per share	$6.85
Redemption proceeds per share (99.00/100 of $6.85) [1]	$6.78
Class K Shares:
Net asset value per share ($1,964 ÷ 286 shares outstanding), no par value, unlimited shares authorized	$6.87
Offering price per share	$6.87
Redemption proceeds per share	$6.87

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended October 31, 2008 1

Investment Income:
Dividends (including $91,656 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $2,997)		$566,489
Expenses:
Investment adviser fee (Note 5)	$431,798
Administrative personnel and services fee (Note 5)	244,916
Custodian fees	14,443
Transfer and dividend disbursing agent fees and expenses--Class A Shares	38,316
Transfer and dividend disbursing agent fees and expenses--Class C Shares	11,266
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	5,227
Transfer and dividend disbursing agent fees and expenses--Class K Shares	9
Auditing fees	21,200
Legal fees	10,325
Portfolio accounting fees	46,980
Distribution services fee--Class C Shares (Note 5)	73,923
Distribution services fee--Class K Shares (Note 5)	8
Shareholder services fee--Class A Shares (Note 5)	48,151
Shareholder services fee--Class C Shares (Note 5)	23,283
Share registration costs	86,399
Printing and postage	29,273
Insurance premiums	7,000
Miscellaneous	5,472
TOTAL EXPENSES	1,097,989

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

Statement of Operations - continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(431,798)
Waiver of administrative personnel and services fee	(49,587)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(11,780)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(98)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(486)
Reimbursement of other operating expenses	(69,864)
TOTAL WAIVERS AND REIMBURSEMENTS		$(563,613)
Net expenses			$534,376
Net investment income			32,113
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(3,791,896)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(15,952,669)
Net realized and unrealized loss on investments and foreign currency transactions			(19,744,565)
Change in net assets resulting from operations			$(19,712,452)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended 10/31/2008 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$32,113
Net realized loss on investments and foreign currency transactions	(3,791,896)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(15,952,669)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(19,712,452)
Share Transactions:
Proceeds from sale of shares	76,913,035
Cost of shares redeemed	(7,288,939)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	69,624,096
Change in net assets	49,911,644
Net Assets:
Beginning of period	--
End of period (including undistributed net investment income of $71,144)	$49,911,644

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Large Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund, effective December 3, 2007, offers four classes of shares: Class A Shares, Class C Shares, Class K Shares and Institutional Shares. The financial highlights of the Institutional Shares are presented separately. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Institutional Shares and Class K Shares may bear distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on December 5, 2007. As of and during the period ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax year 2008 remains subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gain or loss is recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2008, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Period Ended October 31	2008 [1]
Institutional Shares:	Shares	Amount
Shares sold	366,559	$2,986,589
Shares redeemed	(12,025)	(111,343)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	354,534	$2,875,246

Period Ended October 31	2008 [1]
Class A Shares:	Shares	Amount
Shares sold	5,149,971	$49,053,817
Shares redeemed	(623,089)	(5,172,000)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	4,526,882	$43,881,817

Period Ended October 31	2008 [1]
Class C Shares:	Shares	Amount
Shares sold	2,625,254	$24,869,902
Shares redeemed	(243,213)	(2,005,596)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,382,041	$22,864,306

Period Ended October 31	2008 [1]
Class K Shares:	Shares	Amount
Shares sold	286	$2,727
Shares redeemed	--	--
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	286	$2,727
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,263,743	$69,624,096

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and recognition of expenses.

For the period ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,771)	$39,031	$(34,260)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$71,144
Net unrealized depreciation	$(16,592,621)
Capital loss carryforwards	$(3,186,204)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales.

At October 31, 2008, the cost of investments for federal tax purposes was $64,190,727. The net unrealized depreciation of investments for federal tax purposes was $16,593,866. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,223,324 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,817,190.

At October 31, 2008, the Fund had a capital loss carryforward of $3,186,204, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the period ended October 31, 2008, the Adviser voluntarily waived $429,006 of its fee and voluntarily reimbursed $69,864 of other operating expenses. In addition, an affiliate of the Adviser reimbursed $12,364 of transfer and dividend disbursing agent fees and expenses.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the period ended October 31, 2008, the Sub-Adviser earned a fee of $356,031.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended October 31, 2008, the net fee paid to FAS was 0.645% of average daily net assets of the Fund. FAS waived $49,587 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period ended October 31, 2008, FSC retained $66,467 of fees paid by the Fund. For the period ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the period ended October 31, 2008, FSC retained $54,808 in sales charges from the sale of Class A Shares. FSC also retained $5,177 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the period ended October 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.34% and 1.95%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the period ended October 31, 2008, the Adviser reimbursed $2,792. Transactions with the affiliated company during the period ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 12/5/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	55,690,321	55,261,188	429,133	$429,133	$91,656

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended October 31, 2008, were as follows:

Purchases	$91,537,309
Sales	$24,673,752

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the period ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the period ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND
SHAREHOLDERS OF FEDERATED KAUFMANN LARGE CAP FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Large Cap Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2008, and the related statements of operations and changes in net assets and the financial highlights for the period from December 5, 2007 (date of initial investment) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from December 5, 2007 (date of initial investment) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT 140 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp. and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT 40 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp. and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED KAUFMANN LARGE CAP FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve these contracts reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

The Board also considered the anticipated compensation and benefits to be received by the Adviser and subadviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services that may be received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by independent legal counsel. The Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the other Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

In connection with the Board's initial consideration of these contracts, Federated had previously furnished reports, requested by the Senior Officer, that reported projected revenues and made estimates of the allocation of expenses, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that the Fund had only recently commenced its first fiscal year, and that the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

The Board based its decision to approve the contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contracts reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Large Cap Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172446
Cusip 314172438
Cusip 314172420

39667 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Large Cap Fund

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout the Period)

Period Ended October 31	2008	[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.05	[2]
Net realized and unrealized loss on investments and foreign currency transactions	(3.15)
TOTAL FROM INVESTMENT OPERATIONS	(3.10)
Net Asset Value, End of Period	$6.90
Total Return [3]	(31.00)%

Ratios to Average Net Assets:
Net expenses	1.25	% [4]
Net investment income	0.62	% [4]
Expense waiver/reimbursement [5]	1.88	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,446
Portfolio turnover	70%

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 681.10	$5.28
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.85	$6.34

1 Expenses are equal to the Fund's annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

Federated Kaufmann Large Cap Fund's Institutional Shares produced a total return of (31.00)% based on net asset value for the reporting period ended October 31, 2008. The fund's benchmark, the Russell 1000 Growth Index 1 had a total return of (34.31)% for the reporting period and the Lipper Large Cap Growth Funds Index 2 had a total return of (39.10)%. The fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 1000 Growth Index.

MARKET OVERVIEW

As shown above, the fund outperformed its respective peer average and benchmark index over the reporting period. The stock market as a whole posted strong negative returns during the reporting period. The deteriorating economy and toxic fallout from the sub-prime mortgage crisis has turned into a full-blown global financial crisis. In response to the credit crisis, the Federal Reserve as well as many other countries cut their discount rate and fed funds rate several times over the last few months of the reporting period. Concerns about unemployment, the housing market, the weakening global economy, as well as continued anxiety about the balance sheets of large financial institutions also dominated the recent headlines towards the end of the reporting period. These concerns created historic increases in volatility within the financial markets.

1 Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The Lipper Large Cap Growth Funds Index represents the composite performance of the 30 largest funds by assets in the Lipper Large Cap Growth Fund Category. The Index is not adjusted to reflect any sales charges. Investments cannot be made in an index.

FUND PERFORMANCE

Federated Kaufmann Large Cap Fund's performance is driven primarily by bottom-up stock selection. Five of the fund's top 10 contributing companies across multiple sectors each returned over 15% during the reporting period. Specifically Intrepid Potash (+52%), Wells Fargo & Co (+26%), Jetblue Airways (+27%), Annaly Mtg Management (+18%) and Nintendo Ltd (+19%) all contributed strongly to performance. In addition, Proshares Ultrashort Oil & Gas (-1%), Equitable Resources (+6%), and First Solar (-16%) were among the fund's top 10 contributing companies.

The sectors that underperformed were Financials, Information Technology, Consumer Staples and Telecomm Services. Six of the fund's most laggard companies were in these sectors: American International Group (-93%), Memc Electronic Materials (-74%), Icici Bank (-71%), Ebay (-49%), American Movil (-43%), and American Express (-41%) each detracted from performance. Additional laggards included ishares Russell 1000 Growth Index (-33%), Cemex (-69%) and General Electric (-41%). While it is interesting to know how specific stocks performed during the period, the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that result from the bottom-up investment process may provide some additional insight into the relative performance of the fund. The fund's underweight in Consumer Staples and the fund's overweight in the Financials and Industrials sectors relative to the benchmark negatively affected performance. The fund's performance was positively impacted by the fund's high-cash position, which averaged between 5% and 25% during the period.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Kaufmann Large Cap Fund (Institutional Shares) (the "Fund") from December 5, 2007 (start of performance) to October 31, 2008 compared to the Russell 1000 Growth Index (R1000G) 2 and the Lipper Large-Cap Growth Funds Index (LLCGFI). 2

Cumulative Total Return for the Period Ended 10/31/2008
Start of Performance (12/5/2007)	(31.00)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and the LLCGFI have been adjusted to reflect reinvestment of dividends on securities in the R1000G and the funds in the LLCGFI.

2 The R1000G and the LLCGFI are not adjusted to reflect expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCGFI represents the composite performance of the 30 largest funds by assets in the Lipper Large Cap Growth Fund category, and is not adjusted to reflect any sales charges. The R1000G and LLCGFI are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Industrials	18.9%
Information Technology	18.9%
Financials	18.4%
Health Care	14.3%
Consumer Staples	7.2%
Consumer Discretionary	5.0%
Telecommunication Services	2.9%
Materials	1.5%
Utilities	1.2%
Other Securities [2]	6.2%
Cash Equivalents [3]	0.9%
Other Assets and Liabilities--Net [4]	4.6%
TOTAL	100.0%

1 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include an exchange-traded fund.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--87.3%
		Consumer Discretionary--5.0%
36,362		Best Buy Co., Inc.	$974,865
57,354		TJX Cos., Inc.	1,534,793
		TOTAL	2,509,658
		Consumer Staples--7.2%
38,021		CVS Caremark Corp.	1,165,344
43,667		Wal-Mart Stores, Inc.	2,437,055
		TOTAL	3,602,399
		Financials--17.4%
66,562		American Express Co.	1,830,455
110,000		Annaly Capital Management, Inc.	1,529,000
42,280		ICICI Bank Ltd., ADR	722,565
40,600		JPMorgan Chase & Co.	1,674,750
86,560		Wells Fargo & Co.	2,947,368
		TOTAL	8,704,138
		Health Care--14.3%
40,436		Abbott Laboratories	2,230,045
30,524	[1]	Hologic, Inc.	373,614
52,984		Merck & Co., Inc.	1,639,855
99,500		Schering Plough Corp.	1,441,755
60,120		UnitedHealth Group, Inc.	1,426,648
		TOTAL	7,111,917
Shares			Value
		COMMON STOCKS--continued
		Industrials--18.9%
36,828		Cummins, Inc.	$952,004
32,200		FedEx Corp.	2,104,914
6,006	[1]	First Solar, Inc.	863,062
119,300		General Electric Co.	2,327,543
18,610		Precision Castparts Corp.	1,206,114
167,000		Southwest Airlines Co.	1,967,260
		TOTAL	9,420,897
		Information Technology--18.9%
92,917	[1]	Cisco Systems, Inc.	1,651,135
95,512	[1]	MEMC Electronic Materials, Inc.	1,755,511
2,700		Nintendo Corp. Ltd.	851,572
20,000		Nintendo Corp. Ltd., ADR	780,000
111,911	[1]	Oracle Corp.	2,046,852
74,121	[1]	Symantec Corp.	932,442
92,408	[1]	eBay, Inc.	1,411,070
		TOTAL	9,428,582
		Materials--1.5%
101,891		Cemex S.A. de C.V., ADR	770,296
		Telecommunication Services--2.9%
47,096	[1]	America Movil S.A.B. de C.V., Class L, ADR	1,457,150
		Utilities--1.2%
110,000	[1,2,3]	EDP Renovaveis SA	574,571
		TOTAL COMMON STOCKS (IDENTIFIED COST $58,810,600)	43,579,608
Shares			Value
		EXCHANGE-TRADED FUND--6.2%
77,500		iShares Russell 1000 Growth Fund (IDENTIFIED COST $4,226,802)	$3,103,875
		PURCHASED PUT OPTIONS--1.0%
3,000,000	[1]	Citibank N.A. - Citigroup EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	286,530
2,100,000	[1]	State Street Corp. EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	197,715
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $84,240)	484,245
		MUTUAL FUND--0.9%
429,133	[4,5]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	429,133
		TOTAL INVESTMENTS--95.4% (IDENTIFIED COST $63,550,775) [6]	47,596,861
		OTHER ASSETS AND LIABILITIES - NET--4.6% [7]	2,314,783
		TOTAL NET ASSETS--100%	$49,911,644

1 Non-income-producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $574,571, which represented 1.2% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $574,571, which represented 1.2% of total net assets.

4 Affiliated company.

5 7-Day net yield.

6 The cost of investments for federal tax purposes amounts to $64,190,727.

7 Assets, other than investment in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $429,133 of investments in an affiliated issuer (Note 5) (identified cost $63,550,775)		$47,596,861
Income receivable		45,101
Receivable for investments sold		1,410,733
Receivable for shares sold		1,160,292
TOTAL ASSETS		50,212,987
Liabilities:
Payable for investments purchased	$144,017
Payable for shares redeemed	74,269
Payable for transfer and dividend disbursing agent fees and expenses	12,555
Payable for auditing fees	21,200
Payable for distribution services fee (Note 5)	9,880
Payable for shareholder services fee (Note 5)	24,912
Accrued expenses	14,510
TOTAL LIABILITIES		301,343
Net assets for 7,263,743 shares outstanding		$49,911,644
Net Assets Consist of:
Paid-in capital		$69,619,325
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(15,952,669)
Accumulated net realized loss on investments and foreign currency transactions		(3,826,156)
Undistributed net investment income		71,144
TOTAL NET ASSETS		$49,911,644

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($2,446,053 ÷ 354,534 shares outstanding), no par value, unlimited shares authorized	$6.90
Offering price per share	$6.90
Redemption proceeds per share	$6.90
Class A Shares:
Net asset value per share ($31,156,241 ÷ 4,526,882 shares outstanding), no par value, unlimited shares authorized	$6.88
Offering price per share (100/94.50 of $6.88) [1]	$7.28
Redemption proceeds per share	$6.88
Class C Shares:
Net asset value per share ($16,307,386 ÷ 2,382,041 shares outstanding), no par value, unlimited shares authorized	$6.85
Offering price per share	$6.85
Redemption proceeds per share (99.00/100 of $6.85) [1]	$6.78
Class K Shares:
Net asset value per share ($1,964 ÷ 286 shares outstanding), no par value, unlimited shares authorized	$6.87
Offering price per share	$6.87
Redemption proceeds per share	$6.87

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended October 31, 2008 1

Investment Income:
Dividends (including $91,656 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $2,997)		$566,489
Expenses:
Investment adviser fee (Note 5)	$431,798
Administrative personnel and services fee (Note 5)	244,916
Custodian fees	14,443
Transfer and dividend disbursing agent fees and expenses--Class A Shares	38,316
Transfer and dividend disbursing agent fees and expenses--Class C Shares	11,266
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	5,227
Transfer and dividend disbursing agent fees and expenses--Class K Shares	9
Auditing fees	21,200
Legal fees	10,325
Portfolio accounting fees	46,980
Distribution services fee--Class C Shares (Note 5)	73,923
Distribution services fee--Class K Shares (Note 5)	8
Shareholder services fee--Class A Shares (Note 5)	48,151
Shareholder services fee--Class C Shares (Note 5)	23,283
Share registration costs	86,399
Printing and postage	29,273
Insurance premiums	7,000
Miscellaneous	5,472
TOTAL EXPENSES	1,097,989

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

Statement of Operations - continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(431,798)
Waiver of administrative personnel and services fee	(49,587)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(11,780)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(98)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(486)
Reimbursement of other operating expenses	(69,864)
TOTAL WAIVERS AND REIMBURSEMENTS		$(563,613)
Net expenses			$534,376
Net investment income			32,113
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(3,791,896)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(15,952,669)
Net realized and unrealized loss on investments and foreign currency transactions			(19,744,565)
Change in net assets resulting from operations			$(19,712,452)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended 10/31/2008 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$32,113
Net realized loss on investments and foreign currency transactions	(3,791,896)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(15,952,669)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(19,712,452)
Share Transactions:
Proceeds from sale of shares	76,913,035
Cost of shares redeemed	(7,288,939)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	69,624,096
Change in net assets	49,911,644
Net Assets:
Beginning of period	--
End of period (including undistributed net investment income of $71,144)	$49,911,644

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Large Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund, effective December 3, 2007, offers four classes of shares: Class A Shares, Class C Shares, Class K Shares and Institutional Shares. The financial highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Institutional Shares and Class K Shares may bear distribution services fees, shareholder services fees, and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes,'' on December 5, 2007. As of and during the period ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax year 2008 remains subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gain or loss is recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2008, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Period Ended October 31	2008 [1]
Institutional Shares:	Shares	Amount
Shares sold	366,559	$2,986,589
Shares redeemed	(12,025)	(111,343)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	354,534	$2,875,246

Period Ended October 31	2008 [1]
Class A Shares:	Shares	Amount
Shares sold	5,149,971	$49,053,817
Shares redeemed	(623,089)	(5,172,000)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	4,526,882	$43,881,817

Period Ended October 31	2008 [1]
Class C Shares:	Shares	Amount
Shares sold	2,625,254	$24,869,902
Shares redeemed	(243,213)	(2,005,596)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,382,041	$22,864,306

Period Ended October 31	2008 [1]
Class K Shares:	Shares	Amount
Shares sold	286	$2,727
Shares redeemed	--	--
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	286	$2,727
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,263,743	$69,624,096

1 Reflects operations for the period from December 5, 2007 (date of initial investment) to October 31, 2008.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and recognition of expenses.

For the period ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,771)	$39,031	$(34,260)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$71,144
Net unrealized depreciation	$(16,592,621)
Capital loss carryforwards	$(3,186,204)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales.

At October 31, 2008, the cost of investments for federal tax purposes was $64,190,727. The net unrealized depreciation of investments for federal tax purposes was $16,593,866. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,223,324 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,817,190.

At October 31, 2008, the Fund had a capital loss carryforward of $3,186,204, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the period ended October 31, 2008, the Adviser voluntarily waived $429,006 of its fee and voluntarily reimbursed $69,864 of other operating expenses. In addition, an affiliate of the Adviser reimbursed $12,364 of transfer and dividend disbursing agent fees and expenses.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the period ended October 31, 2008, the Sub-Adviser earned a fee of $356,031.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended October 31, 2008, the net fee paid to FAS was 0.645% of average daily net assets of the Fund. FAS waived $49,587 of its fee. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period ended October 31, 2008, FSC retained $66,467 of fees paid by the Fund. For the period ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the period ended October 31, 2008, FSC retained $54,808 in sales charges from the sale of Class A Shares. FSC also retained $5,177 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class C Shares and Institutional Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the period ended October 31, 2008, FSSC did not receive any fees paid by the Fund. For the period ended October 31, 2008, the Fund's Institutional Shares did not incur a shareholder services fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.34% and 1.95%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the period ended October 31, 2008, the Adviser reimbursed $2,792. Transactions with the affiliated company during the period ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 12/5/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	55,690,321	55,261,188	429,133	$429,133	$91,656

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended October 31, 2008, were as follows:

Purchases	$91,537,309
Sales	$24,673,752

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the period ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the period ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND
SHAREHOLDERS OF FEDERATED KAUFMANN LARGE CAP FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Large Cap Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2008, and the related statements of operations and changes in net assets and the financial highlights for the period from December 5, 2007 (date of initial investment) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting he amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from December 5, 2007 (date of initial investment) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT 140 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp. and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT 40 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp. and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED KAUFMANN LARGE CAP FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve these contracts reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

The Board also considered the anticipated compensation and benefits to be received by the Adviser and subadviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services that may be received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by independent legal counsel. The Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the other Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

In connection with the Board's initial consideration of these contracts, Federated had previously furnished reports, requested by the Senior Officer, that reported projected revenues and made estimates of the allocation of expenses, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that the Fund had only recently commenced its first fiscal year, and that the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

The Board based its decision to approve the contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contracts reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Large Cap Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172412

39668 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Small Cap Fund

Established 2002

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$28.16		$24.45		$20.60		$19.30		$17.07
Income From Investment Operations:
Net investment income (loss)	(0.17	) [1]	(0.30	) [1]	(0.33	) [1]	(0.35	) [1]	(0.31	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.95)		5.19		4.51		2.76		2.79
TOTAL FROM INVESTMENT OPERATIONS	(12.12)		4.89		4.18		2.41		2.48
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.85)		(1.18)		(0.33)		(1.11)		(0.25)
Net Asset Value, End of Period	$15.19		$28.16		$24.45		$20.60		$19.30
Total Return [2]	(44.29)%		20.92%		20.50%		12.79%		14.72%

Ratios to Average Net Assets:
Net expenses	1.95	% [3]	1.95%		1.95%		1.95%		1.95%
Net investment income (loss)	(0.77)%		(1.15)%		(1.39)%		(1.73)%		(1.72)%
Expense waiver/reimbursement [4]	0.28%		0.24%		0.24%		0.28%		0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$543,187		$967,496		$724,411		$371,092		$216,310
Portfolio turnover	58%		46%		51%		42%		68%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended October 31, 2008 is 1.95% after taking into account this expense reduction.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.45		$23.99		$20.33		$19.16		$17.04
Income From Investment Operations:
Net investment income (loss)	(0.29	) [1]	(0.43	) [1]	(0.45	) [1]	(0.46	) [1]	(0.41	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.60)		5.07		4.44		2.74		2.78
TOTAL FROM INVESTMENT OPERATIONS	(11.89)		4.64		3.99		2.28		2.37
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.85)		(1.18)		(0.33)		(1.11)		(0.25)
Net Asset Value, End of Period	$14.71		$27.45		$23.99		$20.33		$19.16
Total Return [2]	(44.61)%		20.25%		19.83%		12.17%		14.09%

Ratios to Average Net Assets:
Net expenses	2.50	% [3]	2.50%		2.50%		2.50%		2.50%
Net investment income (loss)	(1.35)%		(1.70)%		(1.95)%		(2.28)%		(2.27)%
Expense waiver/reimbursement [4]	0.28%		0.23%		0.24%		0.23%		0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$78,150		$177,325		$159,357		$117,744		$87,938
Portfolio turnover	58%		46%		51%		42%		68%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended October 31, 2008 is 2.50% after taking into account this expense reduction.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.45		$23.99		$20.33		$19.16		$17.04
Income From Investment Operations:
Net investment income (loss)	(0.29	) [1]	(0.43	) [1]	(0.45	) [1]	(0.46	) [1]	(0.41	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.60)		5.07		4.44		2.74		2.78
TOTAL FROM INVESTMENT OPERATIONS	(11.89)		4.64		3.99		2.28		2.37
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.85)		(1.18)		(0.33)		(1.11)		(0.25)
Net Asset Value, End of Period	$14.71		$27.45		$23.99		$20.33		$19.16
Total Return [2]	(44.61)%		20.25%		19.83%		12.17%		14.09%

Ratios to Average Net Assets:
Net expenses	2.50	% [3]	2.50%		2.50%		2.50%		2.50%
Net investment income (loss)	(1.34)%		(1.70)%		(1.94)%		(2.28)%		(2.27)%
Expense waiver/reimbursement [4]	0.28%		0.23%		0.24%		0.23%		0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$175,301		$358,085		$259,215		$152,232		$100,873
Portfolio turnover	58%		46%		51%		42%		68%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended October 31, 2008 is 2.50% after taking into account this expense reduction.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]
Net Asset Value, Beginning of Period	$28.16		$24.45		$20.60
Income From Investment Operations:
Net investment income (loss)	(0.16	) [2]	(0.29	) [2]	(0.29	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.96)		5.18		4.47
TOTAL FROM INVESTMENT OPERATIONS	(12.12)		4.89		4.18
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.85)		(1.18)		(0.33)
Net Asset Value, End of Period	$15.19		$28.16		$24.45
Total Return [3]	(44.29)%		20.92%		20.50%

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	1.95%		1.95%
Net investment income (loss)	(0.73)%		(1.15)%		(1.25)%
Expense waiver/reimbursement [5]	0.46%		0.44%		0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,665		$20,440		$7,838
Portfolio turnover	58%		46%		51%

1 The date of initial investment was November 1, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio for the year ended October 31, 2008 is 1.95% after taking into account this expense reduction.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 665.10	$ 8.16
Class B Shares	$1,000	$ 662.90	$10.45
Class C Shares	$1,000	$ 663.20	$10.45
Class K Shares	$1,000	$ 665.10	$ 8.16
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.33	$ 9.88
Class B Shares	$1,000	$1,012.57	$12.65
Class C Shares	$1,000	$1,012.57	$12.65
Class K Shares	$1,000	$1,015.33	$ 9.88

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.50%
Class C Shares	2.50%
Class K Shares	1.95%

Management's Discussion of Fund Performance

Federated Kaufmann Small Cap Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares produced total returns of (44.29)%, (44.61)%, (44.61)% and (44.29)%, respectively, based on net asset value for the reporting period ended October 31, 2008. For the reporting period, the fund's benchmark, the Russell 2000 Growth Index (R2000G), 1 had a total return of (37.87)% and the Lipper Small-Cap Growth Funds Average (LSCGFA) 2 had a total return of (42.54)%. The fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000 Growth Index.

MARKET OVERVIEW

For the reporting period, the fund underperformed its respective peer average and benchmark index. The stock market as a whole posted strong negative returns during the reporting period. The deteriorating economy and toxic fallout from the subprime mortgage crisis turned into a full-blown global financial crisis. In response to the credit crisis, the Federal Reserve as well as many other countries, cut their discount rate and fed funds rate several times during the reporting period. Concerns about unemployment, the housing market, the weakening global economy, as well as continued anxiety about the balance sheets of large financial institutions, dominated toward the end of the reporting period. These concerns have created historic increases in volatility within the financial markets.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges.

FUND PERFORMANCE

Federated Kaufmann Small Cap Fund's performance is driven primarily by bottom-up stock selection. Five of our top 10 contributing companies, across multiple sectors, each returned over 20% during the reporting period. Specific companies include: Drs Technologies (+37%), Advanced Auto Parts (+20%), Philadelphia Consolidated Holding Corp. (+43%), Visionchina Media, Inc. (+50%) and Ryder (+28%), all of which aided the fund's performance. Other top 10 contributing companies that contributed positively to the fund's performance are Solera Holdings, Inc., which returned (+16%), and Cubist Pharmaceutical, Inc., which returned (+13%).

The sectors that underperformed were Information Technology, Healthcare, Consumer Discretionary and Financials. Eight of our most laggard companies that detracted from the fund's performance were: Memc Electronic Materials, Inc. (-75%), Central European Media Enterprises Ltd. (-77%), Csr Plc. (-78%), Dick's Sporting Goods, Inc. (-54%), Omniture, Inc. (-66%), Orthofix International NV (-75%), Xinyuan Real Estate Co. Ltd. (-85%) and Kenexa (-70%). Additional laggard companies included Innovative Solutions and Support, Inc. (-66%) and Eagle Materials, Inc. (-54%).

Our overweight in Telecomm Services and underweight within the Healthcare sector, relative to the benchmark, also detracted from the fund's performance. The fund's cash position, which averaged between 1% and 5% during the reporting period, did not materially impact the fund's performance.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Kaufmann Small Cap Fund (Class A Shares) (the "Fund") from December 18, 2002 (start of performance) to October 31, 2008, compared to the Russell 2000 Growth Index (R2000G)2 and the Lipper Small-Cap Growth Funds Average (LSCGFA).2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(47.35)%
5 Years	(0.15)%
Start of Performance (12/18/2002)	9.40%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Kaufmann Small Cap Fund (Class B Shares) (the "Fund") from December 18, 2002 (start of performance) to October 31, 2008, compared to the Russell 2000 Growth Index (R2000G)2 and the Lipper Small-Cap Growth Funds Average (LSCGFA).2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(47.55)%
5 Years	0.08%
Start of Performance (12/18/2002)	9.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Kaufmann Small Cap Fund (Class C Shares) (the "Fund") from December 18, 2002 (start of performance) to October 31, 2008, compared to the Russell 2000 Growth Index (R2000G)2 and the Lipper Small-Cap Growth Funds Average (LSCGFA).2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(45.14)%
5 Years	0.44%
Start of Performance (12/18/2002)	9.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Kaufmann Small Cap Fund (Class K Shares) (the "Fund") from November 1, 2005 (start of performance) to October 31, 2008, compared to the Russell 2000 Growth Index (R2000G)2 and the Lipper Small-Cap Growth Funds Average (LSCGFA).2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(44.29)%
Start of Performance (11/1/2005)	(6.71)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Industrials	29.2%
Health Care	19.8%
Information Technology	18.9%
Consumer Discretionary	14.2%
Financials	6.6%
Telecommunication Services	2.4%
Consumer Staples	2.2%
Materials	1.6%
Utilities	1.6%
Energy	0.5%
Other Securities [2]	0.7%
Securities Lending Collateral [3]	13.1%
Cash Equivalents [4]	1.8%
Other Assets and Liabilities--Net [5]	(12.6)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include Corporate Debt Securities.

3 Cash collateral received from lending portfolio securities, which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value in U.S. Dollars
		COMMON STOCKS--95.5%
		Consumer Discretionary--14.2%
98,667	[1,2]	ATA, Inc., ADR	$824,856
512,500	[1]	Aicon SpA	341,483
52,300	[1,3,4]	B2W Companhia Global Do Varejo, GDR	1,342,018
414,600		Belle International Holdings	196,512
875,000	[1,2]	Central European Media Enterprises Ltd., Class A	23,371,250
14,167,300	[1]	China Dongxiang Group Co.	4,117,777
742,300	[1]	ChinaCast Education Corp.	1,788,943
102,200	[1,2]	Chipotle Mexican Grill, Inc.	5,186,650
137,000		Ctrip.com International Ltd., ADR	4,189,460
743,900	[1,2]	Dick's Sporting Goods, Inc.	11,396,548
300,000	[1]	Dolan Media Co.	1,230,000
105,800	[1,2]	Focus Media Holding Ltd., ADR	1,960,474
468,600		Geox SpA	3,448,813
250,900	[1]	LJ International, Inc.	122,941
95,600	[1,2]	Life Time Fitness, Inc.	1,820,224
282,700	[1,2]	Lodgenet Entertainment	282,700
38,122	[1,2]	Lululemon Athletica, Inc.	540,189
739,020	[1,2]	Meritage Corp.	10,146,745
442,700		National CineMedia, Inc.	3,585,870
52,000	[1,2]	New Oriental Education & Technology Group, Inc., ADR	3,325,400
614,100	[1]	O'Reilly Automotive, Inc.	16,648,251
240,946	[1]	Orchard Enterprises, Inc.	578,271
49,306	[2]	Orient-Express Hotel Ltd.	606,464
5,240,900	[1,3,4]	Piaggio & C. SpA	9,390,804
160,372	[1]	Point Therapeutics, Inc., Warrants	430
61,200	[1]	Poltrona Frau SpA	71,607
109,000	[1]	SEB - Sistema Educacional Brasileiro SA	372,306
551,900	[1,2]	Texas Roadhouse, Inc.	3,874,338
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Consumer Discretionary--continued
187,000	[1,2]	Universal Travel Group	$121,550
49,150		Winnebago Industries, Inc.	291,951
862,100	[1]	hhgregg, Inc.	4,724,308
		TOTAL	115,899,133
		Consumer Staples--2.2%
223,800	[1,2]	Bare Essentials, Inc.	935,484
127,400	[2]	China Nepstar Chain Drugstore Ltd., ADR	528,710
235,000	[1]	Heckmann Corp.	1,757,800
565,600	[1]	Hypermarcas SA	3,054,475
566,800	[2]	Lance, Inc.	11,727,092
		TOTAL	18,003,561
		Energy--0.5%
467,500	[1,2]	Grupo TMM SA de CV, ADR	383,350
109,440	[1]	IHS, Inc., Class A	3,873,082
		TOTAL	4,256,432
		Financials--5.5%
81,258	[1]	Affiliated Managers Group	3,768,746
17,635	[1]	Alleghany Corp.	4,973,070
760,000	[1]	Brasil Brokers Participacoes	894,530
20,036	[1]	Brasil Brokers Participacoes, Rights	0
40,500		Capital One Financial Corp.	1,584,360
1,780,300	[2]	Chimera Investment Corp.	5,127,264
89,600	[1]	China Housing & Land Development, Inc.	130,816
462,963	[1,3,4]	China Housing & Land Development, Inc.	675,926
138,889	[1]	China Housing & Land Development, Inc., Warrants	42,890
94,300	[1]	Hambrecht Asia Acquisition Corp.	622,380
12,600		ICICI Bank Ltd., ADR	215,334
197,200	[1]	Media & Entertainment Holdings, Inc.	1,486,888
112,000	[1]	Penson Worldwide, Inc.	799,680
163,701	[1]	Philadelphia Consolidated Holding Corp.	9,574,871
185,300	[1]	RHJ International	998,816
2,090,874		Rural Electrification Corp. Ltd.	2,822,461
43,400		Shriram Transport Finance Co. Ltd.	192,229
345,900		Willis Group Holdings Ltd.	9,076,416
758,300	[1,2]	Xinyuan Real Estate Co. Ltd., ADR	1,918,499
		TOTAL	44,905,176
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--19.4%
253,000	[1,3,4]	Adaltis, Inc.	$12,594
59,000	[1,3,4]	Adaltis, Inc.	2,937
641,543	[1]	Adaltis, Inc.	31,936
224,540	[1]	Adaltis, Inc., Warrants	47
425,100	[1]	Alkermes, Inc.	4,199,988
165,118	[2]	Allergan, Inc.	6,550,231
216,200	[1,2]	Alnylam Pharmaceuticals, Inc.	4,972,600
571,200	[1,2]	Arena Pharmaceuticals, Inc.	2,102,016
34,110	[1,2]	Athenahealth, Inc.	1,043,766
467,200	[1]	Auxilium Pharmaceutical, Inc.	9,180,480
83,400	[1]	Avalon Pharmaceuticals, Inc.	31,709
20,850	[1]	Avalon Pharmaceuticals, Inc., Warrants	292
357,800	[1,2]	Bellus Health, Inc.	186,056
243,500	[1]	BioMarin Pharmaceutical, Inc.	4,460,920
119,700	[1]	CardioNet, Inc.	3,063,123
644,350	[1]	Catalyst Pharmaceutical Partners Inc.	1,546,440
1,200	[1]	Conceptus, Inc.	19,440
144,960	[1]	Cortex Pharmaceuticals, Inc., Warrants	13,712
330,195	[1]	Cubist Pharmaceuticals, Inc.	8,383,651
147,700		Dishman Pharmaceuticals & Chemicals Ltd.	382,528
130,500	[1]	Durect Corp.	536,355
724,600	[1]	Dyax Corp.	2,427,410
931,972	[1]	Dynavax Technologies Corp.	279,592
121,100	[1]	Endo Pharmaceuticals Holdings, Inc.	2,240,350
281,400	[1]	Endologix, Inc.	582,498
334,179	[1]	Epigenomics AG	906,350
476,300		Glenmark Pharmaceuticals Ltd.	2,792,775
60,750		Hikma Pharmaceuticals PLC	316,803
188,149	[1]	Hologic, Inc.	2,302,944
85,200	[1]	IPC The Hospitalist Co., Inc.	1,734,672
199,644	[1]	Illumina, Inc.	6,155,025
673,600	[1,2]	Incyte Genomics, Inc.	2,795,440
89,200	[1,2]	Insulet Corp.	499,520
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
474,820	[1,2]	Isis Pharmaceuticals, Inc.	$6,675,969
115,492	[1]	Masimo Corp.	3,694,589
201,055	[1]	Medicure, Inc., Warrants	0
231,500	[1]	Momenta Pharmaceuticals, Inc.	2,108,965
265,100	[1,2]	Mylan Laboratories, Inc.	2,271,907
247,700	[1,2]	Natus Medical, Inc.	3,789,810
521,500	[1]	Neurocrine Biosciences, Inc.	2,153,795
6,900	[1,3,4]	Newron Pharmaceuticals SpA	134,372
435,000	[1]	OSI Pharmaceuticals, Inc.	16,508,250
280,981	[1]	Orthofix International NV	3,807,293
123,326	[1,2]	Pain Therapeutics, Inc.	1,127,200
1,101,700	[1]	Penwest Pharmaceuticals Co.	1,377,125
342,500	[1]	Pharmacopeia, Inc.	308,250
409,200	[1]	Phase Forward, Inc.	5,839,284
247,100		Piramal Healthcare Ltd.	1,121,917
10,490	[1]	Piramal Life Sciences Ltd.	14,559
519,000	[1]	Progenics Pharmaceuticals, Inc.	5,195,190
279,500	[1]	Protalix Biotherapeutics, Inc.	475,150
148,700	[1,2]	Qiagen NV	2,171,242
145,200	[1]	Regeneron Pharmaceuticals, Inc.	2,802,360
104,100	[1,2]	Rigel Pharmaceuticals, Inc.	906,711
140,400	[1]	SXC Health Solutions Corp.	1,835,028
250,000	[1]	Seattle Genetics, Inc.	2,570,000
933,500	[1,2]	Spectrum Pharmaceuticals, Inc.	1,680,300
28,500	[1]	Thermage, Inc.	54,720
611,100	[1]	ThermoGenesis Corp.	641,655
471,400	[1]	Valera Pharmaceuticals, Inc.	0
519,600	[1]	Vical, Inc.	852,144
1,185,100	[1]	Warner Chilcott Ltd., Class A	16,437,337
165,300	[1]	WuXi PharmaTech Cayman, Inc., ADR	1,547,208
		TOTAL	157,856,530
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--29.2%
67,300	[1]	Aecom Technology Corp.	$1,186,499
17,599,787	[1]	Aramex PJSC	6,564,135
454,350		CLARCOR, Inc.	16,079,446
139,800	[1,2]	CoStar Group, Inc.	5,035,596
480,000	[1]	Continental Airlines, Inc., Class B	9,081,600
115,600	[1]	Copart, Inc.	4,034,440
4,020,746	[1,2]	Delta Air Lines, Inc.	44,147,794
165,700		Ducommun, Inc.	3,345,483
280,700	[1]	Dynamex, Inc.	6,851,887
93,500	[1]	Dyncorp International, Inc., Class A	1,236,070
377,800		Expeditors International Washington, Inc.	12,335,170
1,527,300	[1,2]	Express-1 Expedited Solutions	1,527,300
126,070	[1]	First Solar, Inc.	18,116,259
661,200	[2]	Forward Air Corp.	17,303,604
461,950	[1,2]	GT Solar International, Inc.	2,129,589
320,100	[1,2]	GlobalOptions Group, Inc.	588,984
140,200	[1]	Hexcel Corp.	1,850,640
1,811,899	[1,2]	Innovative Solutions and Support, Inc.	11,143,179
117,450	[1,2]	Iron Mountain, Inc.	2,851,686
283,400	[1]	Kansas City Southern Industries, Inc.	8,748,558
79,400		Kuehne & Nagel International AG	4,829,465
427,100		Landstar System, Inc.	16,481,789
260,623		Max India Ltd.	514,517
79,426	[1]	Monster Worldwide, Inc.	1,131,026
944,700	[2]	Pacer International, Inc.	10,665,663
579,100	[1,2]	Quality Distribution, Inc.	1,181,364
193,600	[2]	Simpson Manufacturing Co., Inc.	4,460,544
500,620	[1]	Spire Corp.	4,330,363
68,600	[1]	TransDigm Group, Inc.	2,067,604
425,100	[2]	Trinity Industries, Inc.	7,175,688
333,031	[1,2]	UAL Corp.	4,848,931
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--continued
300,000		UTI Worldwide, Inc.	$3,528,000
194,688		Vicor Corp.	1,360,869
204,800	[1,2]	Yingli Green Energy Holding Co. Ltd., ADR	1,079,296
		TOTAL	237,813,038
		Information Technology--18.9%
807,193	[1]	Access Integrated Technology, Inc., Class A	960,560
154,685	[1]	Aviza Technology, Inc.	23,203
129,000	[1]	Blackboard, Inc.	3,157,920
1,682,753	[1]	Bookham, Inc.	908,687
134,200	[1]	CPI International, Inc.	1,323,212
415,600	[1]	Ceragon Networks Ltd.	2,348,140
565,900	[1]	Commvault Systems, Inc.	6,055,130
351,439	[1]	Compellent Technologies, Inc.	3,830,685
165,400	[1]	Eagle Test Systems, Inc.	2,504,156
1,025,300	[1,2]	Entropic Communications, Inc.	1,086,818
137,600	[2]	FactSet Research Systems	5,337,504
423,683	[1]	Fundtech Ltd.	3,736,884
176,700	[1]	Gmarket, Inc., ADR	3,085,182
77,098	[1]	Intellon Corp.	218,187
1,823,500	[1]	Jupitermedia Corp.	1,030,095
726,400	[1]	Kenexa Corp.	6,472,224
36,400		Lender Processing Services	839,748
1,155,151	[1]	MEMC Electronic Materials, Inc.	21,231,675
90,100	[1]	MSCI, Inc., Class A	1,553,324
61,040	[1]	Magma Design Automation	159,314
384,289	[1]	Microsemi Corp.	8,354,443
957,220	[1]	Monotype Imaging Holdings, Inc.	6,518,668
221,500	[1]	NIC, Inc.	1,189,455
1,215,020	[1]	NaviSite, Inc.	607,510
430,000	[1]	Ness Technologies, Inc.	3,177,700
309,404	[1]	Netezza Corp.	3,001,219
606,000	[1]	ON Semiconductor Corp.	3,096,660
562,000	[1,2]	Omniture, Inc.	6,463,000
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Information Technology--continued
36,097	[1]	OnMobile Global Ltd.	$174,789
366,526	[1]	Online Resources Corp.	1,282,841
608,300	[1]	Onvia.com, Inc.	2,068,220
467,500	[1]	Parametric Technology Corp.	6,072,825
127,300	[1,2]	Perfect World Co. Ltd., ADR	2,371,599
566,500	[1]	RADWARE Ltd.	3,574,615
94,400	[1]	Redecard SA	1,045,742
52,600	[1,3,4]	Redecard SA, GDR	1,165,616
472,900	[1,2]	Renesola Ltd.	1,480,280
420,700	[1,2]	Renesola Ltd., ADR	2,641,996
155,790	[1]	SM&A Corp.	856,845
600,500	[1]	Solera Holdings, Inc.	14,946,445
337,000	[1,2]	Successfactors, Inc.	2,692,630
61,200	[1]	Switch & Data Facilities Co.	576,504
76,300	[1]	TNS, Inc.	1,081,934
322,850	[1]	Telecity Group PLC	912,554
211,674	[1]	ValueClick, Inc.	1,566,388
875,000	[1]	VanceInfo Technologies, Inc., ADR	6,431,250
2,647,002	[1,2]	iPass, Inc.	5,029,304
		TOTAL	154,243,680
		Materials--1.6%
313,553	[2]	Cemex S.A. de C.V., ADR	2,370,461
479,350	[2]	Eagle Materials, Inc.	8,489,288
45,600	[1,2]	Intrepid Potash, Inc.	991,344
126,900		Jubilant Organosys Ltd.	427,352
1,722,100		Nine Dragons Paper Holdings Ltd.	302,237
		TOTAL	12,580,682
		Telecommunication Services--2.4%
378,700	[1]	Bharti Airtel Ltd.	5,174,855
951,600	[1,2]	Gilat Satellite Networks	2,968,992
641,539	[1,2]	Maxcom Telecomunicaciones SA de CV, ADR	2,745,787
182,109		NTELOS Holdings Corp.	4,734,834
533,700	[1]	TW Telecom, Inc.	3,778,596
		TOTAL	19,403,064
Shares, Units Held or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--1.6%
119,099		American Water Works Co., Inc.	$2,415,328
363,860	[1,3,4]	EDP Renovaveis SA	1,900,574
125,600		ITC Holdings Corp.	5,096,848
156,000		Northeast Utilities Co.	3,519,360
		TOTAL	12,932,110
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,032,542,999)	777,893,406
		PURCHASED PUT OPTIONS--1.1%
49,500,000	[1]	Citibank N.A. - Citigroup EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	4,727,745
47,700,000	[1]	State Street Corp. EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/31/2009	4,490,955
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $1,610,505)	9,218,700
		PREFERRED STOCK--0.4%
		Health Care--0.4%
5,000		Mylan Laboratories, Inc., Conv. Pfd., $64.28 Annual Dividend (IDENTIFIED COST $5,000,000)	2,848,300
		CORPORATE BOND--0.1%
		Industrials--0.1%
$1,000,000		UAL Corp., Conv. Bond, 5.00%, 2/1/2021 (IDENTIFIED COST $426,250)	485,979
		CORPORATE NOTES--0.6%
		Health Care--0.0%
256,000	[3,4]	Bellus Health, Inc., Conv. Bond, 6.00%, 11/15/2026	64,000
		Industrials--0.5%
9,900,000		Evergreen Solar, Inc., Sr. Note, 4.00%, 7/15/2013	4,030,884
		Information Technology--0.1%
1,546,000		Blackboard, Inc., Conv. Bond, 3.25%, 7/1/2027	991,140
		TOTAL CORPORATE NOTES (IDENTIFIED COST $11,163,833)	5,086,024
Shares			Value in U.S. Dollars
		MUTUAL FUND--14.9%
121,073,881	[5,6,7]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$121,073,881
		TOTAL INVESTMENTS--112.6% (IDENTIFIED COST $1,171,817,468) [8]	916,606,290
		OTHER ASSETS AND LIABILITIES - NET--(12.6)% [9]	(102,302,627)
		TOTAL NET ASSETS--100%	$814,303,663

At October 31, 2008, the Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Sold:
11/3/2008	2,853,505 Pound Sterling	$4,667,364	$4,592,287	$75,077
11/3/2008	412,734 Arab Emirates Dirham	$ 112,354	$ 112,362	(8)
11/3/2008	746 Euro Currency	$ 949	$ 951	(2)
11/3/2008	1,053,125 Canadian Dollar	$ 875,124	$ 873,745	1,379
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$76,446

Net Unrealized Appreciation on Foreign Exchange Contracts is included in "Other Assets and
Liabilities - Net."

1 Non-income-producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $14,688,841, which represented 1.8% of total net assets.

4 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $14,688,841, which represented 1.8% of total net assets.

5 Affiliated company.

6 7-Day net yield.

7 All or a portion of this security is held as collateral for securities lending.

8 The cost of investments for federal tax purposes amounts to $1,179,916,213.

9 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in short-term securities such as repurchase agreements or money market mutual funds.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $121,073,881 of investments in an affiliated issuer (Note 5) and $103,002,528 of securities loaned (identified cost $1,171,817,468)		$916,606,290
Cash		1,350
Cash denominated in foreign currencies (identified cost $1,093,422)		1,121,383
Income receivable		520,782
Receivable for investments sold		7,576,916
Receivable for shares sold		1,708,243
Receivable for foreign exchange contracts		76,456
TOTAL ASSETS		927,611,420
Liabilities:
Payable for investments purchased	$3,684,199
Payable for shares redeemed	2,049,141
Payable for collateral due to broker for securities loaned	106,347,257
Payable for foreign exchange contracts	10
Payable for distribution services fee (Note 5)	264,609
Payable for shareholder services fee (Note 5)	482,624
Accrued expenses	479,917
TOTAL LIABILITIES		113,307,757
Net assets for 54,167,470 shares outstanding		$814,303,663
Net Assets Consist of:
Paid-in capital		$1,103,535,223
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(254,965,278)
Accumulated net realized loss on investments and foreign currency transactions		(34,057,801)
Accumulated net investment income (loss)		(208,481)
TOTAL NET ASSETS		$814,303,663

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($543,187,075 ÷ 35,770,420 shares outstanding), no par value, unlimited shares authorized	$15.19
Offering price per share (100/94.50 of $15.19) [1]	$16.07
Redemption proceeds per share	$15.19
Class B Shares:
Net asset value per share ($78,149,906 ÷ 5,313,993 shares outstanding), no par value, unlimited shares authorized	$14.71
Offering price per share	$14.71
Redemption proceeds per share (94.50/100 of $14.71) [1]	$13.90
Class C Shares:
Net asset value per share ($175,301,198 ÷ 11,919,843 shares outstanding), no par value, unlimited shares authorized	$14.71
Offering price per share	$14.71
Redemption proceeds per share (99.00/100 of $14.71) [1]	$14.56
Class K Shares:
Net asset value per share ($17,665,484 ÷ 1,163,214 shares outstanding), no par value, unlimited shares authorized	$15.19
Offering price per share	$15.19
Redemption proceeds per share	$15.19

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $404,765 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $133,405)		$9,111,490
Interest (including $5,091,155 of income on securities loaned)		5,341,348
TOTAL INCOME		14,452,838
Expenses:
Investment adviser fee (Note 5)	$17,561,016
Administrative personnel and services fee (Note 5)	964,061
Custodian fees	315,182
Transfer and dividend disbursing agent fees and expenses--Class A Shares	1,245,665
Transfer and dividend disbursing agent fees and expenses--Class B Shares	274,526
Transfer and dividend disbursing agent fees and expenses--Class C Shares	583,574
Transfer and dividend disbursing agent fees and expenses--Class K Shares	70,887
Directors'/Trustees' fees	13,191
Auditing fees	36,500
Legal fees	8,726
Portfolio accounting fees	190,311
Distribution services fee--Class A Shares (Note 5)	2,003,222
Distribution services fee--Class B Shares (Note 5)	977,802
Distribution services fee--Class C Shares (Note 5)	2,098,771
Distribution services fee--Class K Shares (Note 5)	104,268
Shareholder services fee--Class A Shares (Note 5)	1,934,768
Shareholder services fee--Class B Shares (Note 5)	325,934
Shareholder services fee--Class C Shares (Note 5)	689,064
Account administration fee--Class A Shares	30,244
Account administration fee--Class C Shares	321
Share registration costs	73,588
Printing and postage	184,476
Insurance premiums	9,147
Interest expense	27,288
Miscellaneous	12,795
TOTAL EXPENSES	29,735,327

Statement of Operations-continued

Waivers, Reimbursements and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,915,773)
Waiver of administrative personnel and services fee (Note 5)	(25,688)
Waiver of distribution services fee--Class A Shares (Note 5)	(367,752)
Waiver of distribution services fee--Class K Shares (Note 5)	(63,189)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares (Note 5)	(535,021)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class B Shares (Note 5)	(159,974)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares (Note 5)	(325,243)
Fees paid indirectly for directed brokerage arrangements (Note 6)	(7,906)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(3,400,546)
Net expenses			$26,334,781
Net investment income (loss)			(11,881,943)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $501,223)			(30,952,312)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(631,513,757)
Net realized and unrealized loss on investments and foreign currency transactions			(662,466,069)
Change in net assets resulting from operations			$(674,348,012)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,881,943)	$(18,147,328)
Net realized gain (loss) on investments and foreign currency transactions	(30,952,312)	60,517,180
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(631,513,757)	207,570,588
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(674,348,012)	249,940,440
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(29,029,160)	(35,257,737)
Class B Shares	(5,432,427)	(7,844,438)
Class C Shares	(11,037,351)	(12,836,913)
Class K Shares	(642,921)	(420,829)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(46,141,859)	(56,359,917)
Share Transactions:
Proceeds from sale of shares	399,727,183	443,574,721
Net asset value of shares issued to shareholders in payment of distributions declared	34,096,277	42,328,448
Cost of shares redeemed	(422,375,460)	(306,959,380)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	11,448,000	178,943,789
Change in net assets	(709,041,871)	372,524,312
Net Assets:
Beginning of period	1,523,345,534	1,150,821,222
End of period (including accumulated net investment income (loss) of $(208,481) and $(1,603,899), respectively)	$814,303,663	$1,523,345,534

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Small Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services, shareholder services, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gain or loss is recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$103,002,528	$106,347,257

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	14,980,374	$325,209,335	12,181,825	$313,097,148
Shares issued to shareholders in payment of distributions declared	787,568	20,334,997	1,056,193	25,042,342
Shares redeemed	(14,349,669)	(302,177,992)	(8,512,495)	(218,837,666)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,418,273	$43,366,340	4,725,523	$119,301,824

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	415,392	$8,993,322	880,194	$22,007,675
Shares issued to shareholders in payment of distributions declared	190,507	4,789,336	299,486	6,957,051
Shares redeemed	(1,750,656)	(36,647,925)	(1,364,215)	(34,186,952)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,144,757)	$(22,865,267)	(184,535)	$(5,222,226)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,289,463	$49,628,420	3,733,620	$93,245,738
Shares issued to shareholders in payment of distributions declared	331,306	8,329,025	426,553	9,908,835
Shares redeemed	(3,744,271)	(76,905,396)	(1,923,699)	(48,501,823)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,123,502)	$(18,947,951)	2,236,474	$54,652,750

Year Ended October 31	2008		2007
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	724,704	$15,896,106	595,009	$15,224,160
Shares issued to shareholders in payment of distributions declared	24,900	642,919	17,724	420,220
Shares redeemed	(312,118)	(6,644,147)	(207,561)	(5,432,939)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	437,486	$9,894,878	405,172	$10,211,441
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(412,500)	$11,448,000	7,182,634	$178,943,789

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, passive foreign investment company gains and losses, foreign capital gains tax expense, net operating losses and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(14,183,991)	$13,277,361	$906,630

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$13,337,468	$ 8,576,940
Long-term capital gains	$32,804,391	$47,782,977

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(262,293,170)
Capital loss carryforwards	$(26,938,390)

At October 31, 2008, the cost of investments for federal tax purposes was $1,179,916,213. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $263,309,923. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $91,319,424 and net unrealized depreciation from investments for those securities having an excess of cost over value of $354,629,347.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, foreign capital gains tax expense, discount accretion/premium amortization on debt securities, transactions in certain securities on loan and mark to market adjustments.

At October 31, 2008, the Fund had a capital loss carryforward of $26,938,390 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Adviser voluntarily waived $1,665,760 of its fee. In addition, an affiliate of the Adviser reimbursed $1,020,238 of transfer and dividend disbursing agent fees and expenses.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2008, the Sub-Adviser earned a fee of $14,480,136.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $25,688 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, FSC voluntarily waived $430,941 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $1,946,557 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2008, FSC retained $80,237 in sales charges from the sale of Class A Shares. FSC also retained $2,409 of contingent deferred sales charges relating to redemptions of Class A Shares and $26,581 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $31,964 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $250,013. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	10,952,595	1,671,146,799	1,561,025,513	121,073,881	$121,073,881	$404,765

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $7,906 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$712,480,952
Sales	$777,844,567

8. CONCENTRATION OF RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $32,804,391.

For the fiscal year ended October 31, 2008, 30.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 21.8% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN SMALL CAP FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Small Cap Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/ Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 38 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/ Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED KAUFMANN SMALL CAP FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Small Cap Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172636
Cusip 314172628
Cusip 314172610
Cusip 314172537

29503 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund

Established 2000

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$12.22		$12.69		$13.48		$13.48		$12.32
Income From Investment Operations:
Net investment income	0.42	[2]	0.41	[2]	0.38		0.20		0.24	[2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(1.83)		(0.43)		(0.05)		0.31		1.26
TOTAL FROM INVESTMENT OPERATIONS	(1.41)		(0.02)		0.33		0.51		1.50
Less Distributions:
Distributions from net investment income	(0.55)		(0.45)		(0.32)		(0.32)		(0.34)
Distributions from net realized gain on investments, options and foreign currency transactions	--		--		(0.80)		(0.19)		--
TOTAL DISTRIBUTIONS	(0.55)		(0.45)		(1.12)		(0.51)		(0.34)
Net Asset Value, End of Period	$10.26		$12.22		$12.69		$13.48		$13.48
Total Return [3]	(12.18)%		(0.18)%		2.64%		3.89%		12.29%

Ratios to Average Net Assets:
Net expenses	1.20	% [4]	1.22	% [4]	1.22	% [4]	1.24	% [4]	1.23	% [4]
Net investment income	3.46%		3.31%		3.09%		1.64%		1.83%
Expense waiver/reimbursement [5]	0.04%		0.02%		0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$721,632		$981,852		$1,498,881		$1,377,618		$997,231
Portfolio turnover	255%		79%		124%		61%		85%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.20%, 1.22%, 1.22%, 1.24% and 1.23%, after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$12.16		$12.63		$13.42		$13.42		$12.27
Income From Investment Operations:
Net investment income	0.33	[2]	0.32	[2]	0.31		0.10		0.14	[2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(1.82)		(0.44)		(0.08)		0.31		1.25
TOTAL FROM INVESTMENT OPERATIONS	(1.49)		(0.12)		0.23		0.41		1.39
Less Distributions:
Distributions from net investment income	(0.46)		(0.35)		(0.22)		(0.22)		(0.24)
Distributions from net realized gain on investments, options and foreign currency transactions	--		--		(0.80)		(0.19)		--
TOTAL DISTRIBUTIONS	(0.46)		(0.35)		(1.02)		(0.41)		(0.24)
Net Asset Value, End of Period	$10.21		$12.16		$12.63		$13.42		$13.42
Total Return [3]	(12.82)%		(0.96)%		1.88%		3.15%		11.46%

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	1.97	% [4]	1.97	% [4]	1.99	% [4]	1.98	% [4]
Net investment income	2.69%		2.56%		2.34%		0.89%		1.08%
Expense waiver/reimbursement [5]	0.04%		0.02%		0.01%		0.00	% [6]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$197,694		$291,938		$419,028		$459,181		$391,890
Portfolio turnover	255%		79%		124%		61%		85%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.97%, 1.97%, 1.99% and 1.98%, after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$12.13		$12.60		$13.39		$13.40		$12.25
Income From Investment Operations:
Net investment income	0.33	[2]	0.32	[2]	0.29		0.12		0.14	[2]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(1.81)		(0.44)		(0.05)		0.29		1.26
TOTAL FROM INVESTMENT OPERATIONS	(1.48)		(0.12)		0.24		0.41		1.40
Less Distributions:
Distributions from net investment income	(0.46)		(0.35)		(0.23)		(0.23)		(0.25)
Distributions from net realized gain on investments, options and foreign currency transactions	--		--		(0.80)		(0.19)		--
TOTAL DISTRIBUTIONS	(0.46)		(0.35)		(1.03)		(0.42)		(0.25)
Net Asset Value, End of Period	$10.19		$12.13		$12.60		$13.39		$13.40
Total Return [3]	(12.77)%		(0.96)%		1.91%		3.10%		11.54%

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	1.97	% [4]	1.97	% [4]	1.99	% [4]	1.98	% [4]
Net investment income	2.70%		2.56%		2.35%		0.89%		1.07%
Expense waiver/reimbursement [5]	0.04%		0.02%		0.01%		0.00	% [6]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$445,425		$651,388		$991,565		$879,348		$554,661
Portfolio turnover	255%		79%		124%		61%		85%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.97%, 1.97%, 1.99% and 1.98%, after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 861.90	$5.57
Class B Shares	$1,000	$ 859.30	$9.07
Class C Shares	$1,000	$ 859.80	$9.02
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.15	$6.04
Class B Shares	$1,000	$1,015.38	$9.83
Class C Shares	$1,000	$1,015.43	$9.78

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.19%
Class B Shares	1.94%
Class C Shares	1.93%

Management's Discussion of Fund Performance

This report addresses Federated Market Opportunity Fund's fiscal year performance from November 1, 2007 through October 31, 2008. During this reporting period, the Fund produced total returns of (12.18)%, (12.82)% and (12.77)%, for Class A Shares, Class B Shares and Class C Shares, respectively, based on net asset value. The total return for the fund's benchmark of 70% Russell 3000 Value Index/30% U.S. Treasury 3-month bill was (26.00)%. 1 The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.

MARKET OVERVIEW

The reporting period was extraordinarily poor for all equity markets. In the United States, the Standard & Poor's 500 Index (S&P 500 Index), 2 for example, returned (36.10)%. Financial system and economic distress continued to spread, and the housing and mortgage-finance bubbles led to spreading losses in arcane financial instruments as well as conventional loans. In fund management's opinion, the stress has moved from the financial sector to the non-financial sector of the economy throughout the world. Stress on households, corporations and governments have been exacerbated by a legacy of record debts.

1 The 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

FUND PERFORMANCE

For most of the reporting period, the fund had been positioned to benefit from a significant decline in U.S. equity prices. The fund held substantial cash reserves in addition to put options and short exchange-traded funds (ETFs) as a hedge 3 against a decline in stock prices. The put options and holdings in short ETFs would increase in value if stock prices fell. This worked quite well for the fund until the end of June, since the market declined and produced significant gains on the put options and short ETFs. The fund's managers believed that market bubble history and market valuation history in general, and the rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during most of the reporting period. Unfortunately, during the summer and especially in September and October, the fund's holdings in gold and energy stocks had large losses from a sharp correction in commodity markets and related stock prices.

Late in the reporting period, with the passage of the U.S. government bailout program, fund management changed its position and took a neutral, rather than bearish, position on stock markets. As markets declined in October, the managers added significantly to stocks, as sharply lower prices resulted in much better valuations, along with the expectation of a strong bounce from overly depressed levels. Coordinated efforts from governments around the world on interest rate cuts and bailout programs gave encouragement to investors, and markets (and the fund) rebounded during the last week of the reporting period.

Among the fund's equity sector returns, virtually all had negative returns for the reporting period. Gold and Energy stocks were especially hurt with the bursting of the commodity bubble. The Fund held gold stocks due to Fund Management's belief that they were quite cheap relative to the price of gold. However, gold stocks fell sharply in October.

In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar appreciated against most currencies, as the U.S. Dollar Index 4 rose 11.9%. This increase of the U.S. dollar relative to other currencies decreased the value in U.S. dollar, in terms of the fund's foreign holdings. In particular, the Canadian dollar fell more than 28%, and the euro nearly 12%. However; the Japanese yen gained almost 15% and partially offset the losses in the other currencies. 5

3 Hedging strategies can result in increased expenses and losses to the fund. Investments in put options are subject to additional risks. An investment in an exchange-traded fund ("ETF") generally presents the same primary risks as an investment in a fund that is not exchange-traded and may also be subject to other risks, such as: (i) ETF shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) trading of an ETF's shares may be halted by the listing exchange's officials.

4 The US Dollar Index is an index or measure of the value of the U.S. dollar relative to a basket of foreign currencies. It is a weighted geometric mean of the dollar's value compared to the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

5 International investing involves special risks such as currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Class A Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2008, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(17.00)%
5 Years	(0.17)%
Start of Performance (12/4/2000)	4.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge =$9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Class B Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2008, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(17.44)%
5 Years	(0.11)%
Start of Performance (12/4/2000)	4.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000/30%ML91DTB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Class C Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2008, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(13.61)%
5 Years	0.25%
Start of Performance (12/4/2000)	4.07%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's portfolio composition 1 was as follows:

Percentage of Total Net Assets
U.S. Equity/Hybrid Securities [2]	49.8%
International Equity/Hybrid Securities [2]	36.0%
U.S. Fixed-Income Securities	5.0%
Put Options	0.5%
Derivative Contracts [3]	(0.1)%
Cash Equivalents [4]	14.1%
Other Assets and Liabilities--Net [5]	(5.3)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Equity securities include securities convertible into equity securities.

3 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on a Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value in U.S. Dollars
		COMMON STOCKS--83.1%
		Aerospace & Defense--1.1%
630,000	[1]	Ceradyne, Inc.	$14,805,000
		Airlines--1.2%
2,250,000		Singapore Airlines Ltd.	16,974,977
		Auto Components--0.7%
485,000		Denso Corp.	9,577,676
		Biotechnology--1.2%
380,000	[1]	Biogen Idec, Inc.	16,169,000
		Capital Markets--0.9%
310,000		Deutsche Bank AG	11,776,126
		Chemicals--2.7%
125,000		CF Industries Holdings, Inc.	8,023,750
370,000	[1]	The Mosaic Co.	14,581,700
650,000		Nitto Denko Corp.	14,297,449
		TOTAL	36,902,899
		Communications Equipment--2.2%
775,000	[1]	Cisco Systems, Inc.	13,771,750
1,060,000		Nokia Oyj, Class A, ADR	16,090,800
		TOTAL	29,862,550
		Construction & Engineering--0.6%
1,373,000		Chiyoda Corp.	7,832,934
		Electric Utilities--1.7%
500,000		FPL Group, Inc.	23,620,000
		Electrical Equipment--2.5%
1,450,000		ABB Ltd., ADR	19,067,500
450,000		Emerson Electric Co.	14,728,500
		TOTAL	33,796,000
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Electronic Equipment Instruments & Components--3.0%
135,000	[1]	Apple, Inc.	$14,524,650
230,000		Kyocera Corp.	13,436,166
500,000	[1]	Lexmark International Group, Class A	12,915,000
		TOTAL	40,875,816
		Energy Equipment & Services--5.3%
810,000		BJ Services Co.	10,408,500
230,000		Noble Corp.	7,408,300
2,155,000		Patterson-UTI Energy, Inc.	28,596,850
195,000		Schlumberger Ltd.	10,071,750
440,000	[1]	Unit Corp.	16,517,600
		TOTAL	73,003,000
		Food Products--2.7%
1,900,000		Ajinomoto Co., Inc.	16,631,332
545,000		Bunge Ltd.	20,933,450
		TOTAL	37,564,782
		Health Care Equipment & Supplies--1.0%
285,000	[1]	Zimmer Holdings, Inc.	13,232,550
		Index--7.7%
1,400,000		iShares MSCI EAFE Index Fund	62,468,000
1,700,000		iShares MSCI Japan	15,283,000
900,000		iShares S&P Europe 350 Index Fund	28,251,000
		TOTAL	106,002,000
		Industrial Conglomerates--1.9%
660,000		General Electric Co.	12,876,600
750,000		Philips Electronics NV	13,846,820
		TOTAL	26,723,420
		Internet Software & Services--1.0%
925,000	[1]	eBay, Inc.	14,124,750
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Leisure Equipment & Products--1.2%
350,000		Sankyo Co. Ltd.	$15,811,459
		Life Sciences Tools & Services--0.3%
1,114,900	[1]	Affymetrix, Inc.	4,113,981
		Machinery--0.5%
230,000	[1]	AGCO Corp.	7,249,600
		Metals & Mining--17.9%
1,163,000		Barrick Gold Corp.	26,423,360
480,000		Cia de Minas Buenaventura SA, Class B, ADR	6,067,200
4,780,000	[1]	Coeur d'Alene Mines Corp.	3,441,600
250,000		Freeport-McMoRan Copper & Gold, Inc.	7,275,000
2,550,000		Gold Fields Ltd., ADR	16,957,500
1,400,000		Goldcorp, Inc., Class A	26,124,000
3,525,000	[1]	Golden Star Resources Ltd.	3,102,000
2,150,000		IAMGOLD Corp.	7,095,000
2,400,000		Kinross Gold Corp.	25,032,000
1,590,000		Newmont Mining Corp.	41,880,600
1,450,000	[1]	Pan American Silver Corp.	16,834,500
2,450,000	[1]	Silver Wheaton Corp.	8,820,000
920,000	[1]	Stillwater Mining Co.	3,643,200
11,500,000		Yamana Gold, Inc.	53,245,000
		TOTAL	245,940,960
		Multi-Utilities--2.9%
1,310,000		NiSource, Inc.	16,977,600
900,000		Veolia Environnement	22,095,099
		TOTAL	39,072,699
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Oil Gas & Consumable Fuels--8.1%
548,945		Enerplus Resources Fund	$14,662,321
1,345,000		Frontier Oil Corp.	17,767,450
1,020,000		Holly Corp.	20,022,600
440,000	[1]	Newfield Exploration Co.	10,111,200
1,370,000		Penn West Energy Trust	24,468,200
460,000	[1]	Stone Energy Corp.	13,956,400
480,000		Valero Energy Corp.	9,878,400
		TOTAL	110,866,571
		Pharmaceuticals--7.4%
800,000		Bristol-Myers Squibb Co.	16,440,000
650,000	[1]	Forest Laboratories, Inc., Class A	15,099,500
1,100,000		GlaxoSmithKline PLC	21,203,580
720,000		Merck & Co., Inc.	22,284,000
985,000	[1]	Sepracor, Inc.	13,120,200
420,000		Wyeth	13,515,600
		TOTAL	101,662,880
		Semiconductors & Semiconductor Equipment--3.7%
900,000		Intel Corp.	14,400,000
950,000		Maxim Integrated Products, Inc.	12,920,000
340,000	[1]	MEMC Electronic Materials, Inc.	6,249,200
365,000		Rohm Co.	17,253,201
		TOTAL	50,822,401
		Software--2.3%
840,000		Microsoft Corp.	18,757,200
975,000	[1]	Symantec Corp.	12,265,500
		TOTAL	31,022,700
		Wireless Telecommunication Services--1.4%
12,098		NTT DoCoMo, Inc.	19,194,171
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,443,471,819)	1,138,600,902
Foreign Par Amount, Principal Amount or Shares			Value in U.S. Dollars
		U.S. TREASURY--5.0%
$51,000,000	[2]	United States Treasury Bill, 0.90%-1.22%, 4/16/2009	$50,792,180
18,000,000	[2]	United States Treasury Bill, 1.58%, 4/29/2009	17,919,544
250,000	[2]	United States Treasury Bill, 0.86%, 4/9/2009	249,127
		TOTAL U.S. TREASURY (IDENTIFIED COST $68,828,616)	68,960,851
		HYBRID NOTES--2.7%
		Construction & Engineering--0.6%
588,200		Credit Suisse First Boston, NY, PERCS (Chicago Bridge & Iron Co., N.V.)	8,223,036
		Food Products--1.3%
827,100	[3,4]	JPMorgan Chase & Co., PERCS (Archer-Daniels-Midland Co.)	17,530,385
		Metals & Mining--0.1%
4,880,200	[3,4]	Lehman Brothers, Inc., PERCS (Coeur d'Alone Mines Corp.)	1,854,476
		Software--0.1%
1,854,000	[3,4]	Lehman Brothers, Inc., PERCS (Cadence Design Systems, Inc.)	1,594,440
		Specialty Retail--0.6%
690,000		Credit Suisse First Boston, NY, PERCS (RadioShack Corp.)	8,045,400
		TOTAL HYBRID NOTES (IDENTIFIED COST $104,232,775)	37,247,737
		PURCHASED PUT OPTIONS/SHORT EXPOSURE--0.5%
		Commercial Banks--0.5%
4,000	[1]	U.S. Bancorp, Strike Price $30, Expiration Date 12/20/2008	1,020,000
4,500	[1]	U.S. Bancorp, Strike Price $35, Expiration Date 3/21/2009	3,150,000
3,600	[1]	Wells Fargo & Co., Strike Price $35, Expiration Date 4/18/2009	2,268,000
		TOTAL PURCHASED PUT OPTIONS/SHORT EXPOSURE (IDENTIFIED COST $6,884,180)	6,438,000
		GOVERNMENTS/AGENCIES--0.0%
$1		South Africa, Government of, Bond, 10.00%, 2/28/2009 (IDENTIFIED COST $0)	0
Shares			Value in U.S. Dollars
		MUTUAL FUND--14.1%
193,695,807	[5,6]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$193,695,807
		TOTAL INVESTMENTS--105.4% (IDENTIFIED COST $1,817,113,197) [7]	1,444,943,297
		OTHER ASSETS AND LIABILITIES - NET--(5.4%) [8]	(73,641,044)
		TOTAL NET ASSETS--100%	$1,371,302,253

At October 31, 2008, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
11/3/2008	15,892,831 GBP	$30,966,069	$25,572,316	$(5,393,753)
11/3/2008	11,707,169 GBP	$22,799,126	$18,837,387	$(3,961,739)
11/3/2008	27,300,000 GBP	$51,665,059	$43,926,989	$ (7,738,070)
11/5/2008	1,035,193,544 JPY	$10,512,140	$10,510,387	$ (1,753)
11/6/2008	386,411,341 JPY	$ 3,949,179	$ 3,923,400	$ (25,779)
12/15/2008	10,900,000 Euro	22,417,485 SGD	$13,873,951	$ (1,852,101)
12/15/2008	48,092,991 Euro	$68,042,445	$61,214,662	$ (6,827,783)
12/15/2008	36,958,468 Euro	74,593,275 SGD	$47,042,199	$ (5,227,622)
12/15/2008	120,363,427 SEK	$15,571,955	$15,494,119	$ (77,836)
12/15/2008	150,680,934 SEK	$19,446,465	$19,396,825	$ (49,640)
12/15/2008	120,438,557 SEK	$15,564,358	$15,503,790	$ (60,568)
12/15/2008	97,010,760 SGD	47,148,677 Euro	$65,510,875	$ (2,503,707)

Contracts Sold:
11/3/2008	27,300,000 GBP	$53,295,333	$43,926,989	$ 9,368,344
11/3/2008	27,600,000 GBP	$53,342,520	$44,409,703	$ 8,932,817
12/15/2008	22,417,485 SGD	10,900,000 Euro	$15,138,414	$ 587,638
12/15/2008	74,593,275 SGD	36,958,468 Euro	$50,372,461	$ 1,897,360
12/15/2008	47,148,677 Euro	97,010,760 SGD	$60,012,701	$ 8,001,881
12/15/2008	46,700,000 Euro	$67,481,500	$59,441,607	$ 8,039,893
12/15/2008	19,502,512 Euro	$28,100,000	$24,823,569	$ 3,276,431
12/15/2008	7,778,715,000 JPY	$77,853,325	$79,125,369	$(1,272,044)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$5,111,969
Net Unrealized Appreciation on Foreign Exchange Contracts is included in "Other Assets and Liabilities--Net."

At October 31, 2008, the Fund had the following outstanding written put option contracts:

Security	Expiration Date	Exercise Price	Contracts	Value
[1] Barrick Gold Corp.	January 2009	$35	5,500	$ 7,150,000
[1] Goldcorp., Inc.	January 2009	$25	10,000	$ 7,550,000
(PREMIUMS RECEIVED $7,843,761)				$14,700,000

Value of Written Put Option Contracts is included in "Other Assets and Liabilities--Net."

1 Non-income producing security.

2 Discount rate at time of purchase.

3 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $20,979,301, which represented 1.5% of total net assets.

4 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $20,979,301, which represented 1.5% of total net assets.

5 7-Day net yield.

6 Affiliated company.

7 The cost of investments for federal tax purposes amounts to $1,820,925,623.

8 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GBP	--Great Britain Pound
JPY	--Japanese Yen
PERCS	--Preferred Equity Redemption Cumulative Stock
SEK	--Swedish Krona
SGD	--Singapore Dollar

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value, including $193,695,807 of an investment in an affiliated issuer (Note 5) (identified cost $1,817,113,197)		$1,444,943,297
Cash		61,653
Cash denominated in foreign currencies (identified cost $14,520,032)		14,476,220
Receivable for foreign exchange contracts		40,104,364
Receivable for investments sold		32,174,218
Income receivable		3,590,806
Receivable for shares sold		1,669,163
TOTAL ASSETS		1,537,019,721
Liabilities:
Payable for investments purchased	$107,963,857
Payable for foreign exchange contracts	34,992,395
Options written, at value (premiums $7,843,761)	14,700,000
Payable for shares redeemed	6,331,758
Payable for shareholder services fee (Note 5)	728,954
Payable for distribution services fee (Note 5)	429,625
Accrued expenses	570,879
TOTAL LIABILITIES		165,717,468
Net assets for 134,031,724 shares outstanding		$1,371,302,253
Net Assets Consist of:
Paid in capital		$1,733,032,887
Net unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency		(373,293,069)
Accumulated net realized loss on investments, options and foreign currency translations		(29,087,312)
Undistributed net investment income		40,649,747
TOTAL NET ASSETS		$1,371,302,253

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($721,631,999/70,307,694 shares outstanding), no par value, unlimited shares authorized	$10.26
Offering price per share (100/94.50 of $10.26) [1]	$10.86
Redemption proceeds per share	$10.26
Class B Shares:
Net asset value per share ($197,694,372/19,359,351 shares outstanding), no par value, unlimited shares authorized	$10.21
Offering price per share	$10.21
Redemption proceeds per share (94.50/100 of $10.21) [1]	$9.65
Class C Shares:
Net asset value per share ($445,425,322/43,728,046 shares outstanding), no par value, unlimited shares authorized	$10.19
Offering price per share	$10.19
Redemption proceeds per share (99.00/100 of $10.19) [1]	$10.09
Institutional Shares:
Net asset value per share ($6,550,560/636,633 shares outstanding), no par value, unlimited shares authorized	$10.29
Offering price per share	$10.29
Redemption proceeds per share	$10.29

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $24,831,401 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $1,132,057)		$70,251,330
Interest		14,034,241
TOTAL INCOME		84,285,571
Expenses:
Investment adviser fee (Note 5)	$13,578,512
Administrative personnel and services fee (Note 5)	1,416,118
Custodian fees	95,320
Transfer and dividend disbursing agent fees and expenses	2,183,163
Directors'/Trustees' fees	25,663
Auditing fees	37,164
Legal fees	60,762
Portfolio accounting fees	217,667
Distribution services fee--Class B Shares (Note 5)	1,977,835
Distribution services fee--Class C Shares (Note 5)	4,423,420
Shareholder services fee--Class A Shares (Note 5)	2,367,437
Shareholder services fee--Class B Shares (Note 5)	659,278
Shareholder services fee--Class C Shares (Note 5)	1,449,368
Account administration fee--Class A Shares	5,590
Account administration fee--Class C Shares	448
Share registration costs	42,715
Printing and postage	231,744
Insurance premiums	11,324
Miscellaneous	11,896
TOTAL EXPENSES	28,795,424

Statement of Operations - continued

Waiver, Reimbursement and Expense Reductions:
Reimbursement of investment adviser fee (Note 5)	$(610,578)
Waiver of administrative personnel and services fee (Note 5)	(37,987)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(3,250)
Reduction of custodian fees (Note 6)	(443)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTIONS		$(652,258)
Net expenses			$28,143,166
Net investment income			56,142,405
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			114,594,970
Net realized loss on written options			(13,973,204)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(358,157,377)
Net change in unrealized depreciation on written options			(6,856,239)
Net realized and unrealized loss on investments, options and foreign currency transactions			(264,391,850)
Change in net assets resulting from operations			$(208,249,445)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$56,142,405	$72,977,236
Net realized gain (loss) on investments, options and foreign currency transactions	100,621,766	(52,721,705)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(365,013,616)	(36,625,962)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(208,249,445)	(16,370,431)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(42,762,897)	(45,534,567)
Class B Shares	(10,016,412)	(10,236,324)
Class C Shares	(22,300,645)	(24,268,906)
Institutional Shares	(111,676)	(4,189)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(75,191,630)	(80,043,986)
Share Transactions:
Proceeds from sale of shares	526,356,457	504,704,857
Net asset value of shares issued to shareholders in payment of distributions declared	57,468,587	60,580,041
Cost of shares redeemed	(854,744,051)	(1,452,681,482)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(270,919,007)	(887,396,584)
Change in net assets	(554,360,082)	(983,811,001)
Net Assets:
Beginning of period	1,925,662,335	2,909,473,336
End of period (including undistributed net investment income of $40,649,747 and $17,423,231, respectively)	$1,371,302,253	$1,925,662,335

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 diversified portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

Effective June 29, 2007, the Fund began offering Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2008, the Fund had a net realized loss of $13,973,204 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at prior period-end	--	$ --
Contracts written	45,400	41,122,177
Contracts exercised	(734)	(371,806)
Contracts bought back	(29,166)	(32,906,610)
Outstanding at October 31, 2008	15,500	$ 7,843,761

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	31,660,346	$389,360,969	26,877,662	$336,652,453
Shares issued to shareholders in payment of distributions declared	2,775,926	33,809,164	2,858,742	35,604,411
Shares redeemed	(44,465,849)	(530,133,572)	(67,495,963)	(839,747,517)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(10,029,577)	$(106,963,439)	(37,759,559)	$(467,490,653)

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,934,966	$23,555,885	2,044,633	$25,516,583
Shares issued to shareholders in payment of distributions declared	679,764	8,231,972	679,473	8,431,672
Shares redeemed	(7,261,201)	(86,900,792)	(11,900,557)	(147,302,844)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,646,471)	$(55,112,935)	(9,176,451)	$(113,354,589)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	8,668,337	$105,602,213	11,393,902	$142,032,718
Shares issued to shareholders in payment of distributions declared	1,270,437	15,343,355	1,335,860	16,541,350
Shares redeemed	(19,907,692)	(237,038,784)	(37,744,965)	(465,614,422)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(9,968,918)	$(116,093,216)	(25,015,203)	$(307,040,354)

	Year Ended 10/31/2008		Period Ended 10/31/2007 [1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	648,425	$7,837,390	40,738	$503,103
Shares issued to shareholders in payment of distributions declared	6,935	84,096	215	2,608
Shares redeemed	(58,310)	(670,903)	(1,370)	(16,699)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	597,050	$7,250,583	39,583	$489,012
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(24,047,916)	$(270,919,007)	(71,911,630)	$(887,396,584)

1 Reflects operations for the period from June 29, 2007 (date of initial investment) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and partnership adjustments.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(3)	$42,275,741	$(42,275,738)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$75,191,630	$80,043,986

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$46,216,655
Net unrealized depreciation	$(381,314,014)
Capital loss carryforwards	$(26,633,275)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2008, the cost of investments for federal tax purposes was $1,820,925,623. The net unrealized appreciation/depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and written options contracts was $375,982,326. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $22,687,619 and net unrealized depreciation from investments for those securities having an excess of cost over value of $398,669,945.

At October 31, 2008, the Fund had a capital loss carryforward of $26,633,275 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2015.

The Fund used capital loss carryforwards of $100,215,146 to offset taxable capital gains realized during the year ended October 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2008, the Sub-Adviser earned a fee of $1,225,579.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $37,987 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $585,400 of fees paid by the Fund. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on December 31, 2007. For the year ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended October 31, 2008, FSC retained $53,023 in sales charges from the sale of Class A Shares. FSC also retained $25,753 of contingent deferred sales charges relating to redemptions of Class A Shares and $24,999 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $11,385 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.24%, 1.99%, 1.99% and 0.99%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $610,578. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	633,564,638	2,296,946,791	2,736,815,622	193,695,807	$193,695,807	$24,831,401

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $3,250 under these arrangements.

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $443 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$2,884,380,690
Sales	$2,384,341,261

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds and their respective counsel have been defending this litigation and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, 12.20% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended October 31, 2008, 2.58% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Market Opportunity Fund (the "Fund"), a portfolio of Federated Equity Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Market Opportunity Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 23, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all theTrust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT 140 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp. and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT 40 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp. and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MARKET OPPORTUNITY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172743
Cusip 314172735
Cusip 314172727

26852 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market
Opportunity Fund

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2008		Period Ended 10/31/2007	[1]
Net Asset Value, Beginning of Period	$12.23		$12.16
Income From Investment Operations:
Net investment income [2]	0.50		0.17
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(1.88)		0.00	[3]
TOTAL FROM INVESTMENT OPERATIONS	(1.38)		0.17
Less Distributions:
Distributions from net investment income	(0.56)		(0.10)
Net Asset Value, End of Period	$10.29		$12.23
Total Return [4]	(11.95)%		1.43%

Ratios to Average Net Assets:
Net expenses	0.95	% [5]	0.97	% [5,6]
Net investment income	4.62%		4.30	% [6]
Expense waiver/reimbursement [7]	0.04%		0.03	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,551		$484
Portfolio turnover	255%		79	% [8]

1 Reflects operations for the period from June 29, 2007 (date of initial investment) to October 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.95% and 0.97% after taking into account these expense reductions for the year ended October 31, 2008 and the period ended October 31, 2007, respectively.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 863.90	$4.40
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.41	$4.77

1 Expenses are equal to the Fund's Institutional Shares annualized net expense ratio of 0.94% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

This report addresses Federated Market Opportunity Fund's Institutional Shares fiscal year performance from November 1, 2007 through October 31, 2008. During this reporting period, the Fund produced a total return of (11.95)% based on net asset value. The total return for the fund's benchmark of 70% Russell 3000 Value Index/30% U.S. Treasury 3-month bill was (26.00)%. 1 The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.

MARKET OVERVIEW

The reporting period was extraordinarily poor for all equity markets. In the United States, the Standard & Poor's 500 Index (S&P 500 Index), 2 for example, returned (36.10)%. Financial system and economic distress continued to spread, and the housing and mortgage-finance bubbles led to spreading losses in arcane financial instruments as well as conventional loans. In fund management's opinion, the stress moved from the financial sector to the non-financial sector of the economy throughout the world. Stress on households, corporations and governments have been exacerbated by a legacy of record debts.

1 The 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

FUND PERFORMANCE

For most of the reporting period, the fund had been positioned to benefit from a significant decline in U.S. equity prices. The fund held substantial cash reserves in addition to put options and short exchange-traded funds (ETFs) as a hedge 3 against a decline in stock prices. The put options and holdings in short ETFs would increase in value if stock prices fell. This worked quite well for the fund until the end of June, since the market declined and produced significant gains on the put options and short ETFs. The fund's managers believed that market bubble history and market valuation history in general, and the rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during most of the reporting period. Unfortunately, during the summer and especially in September and October, the fund's holdings in gold and energy stocks had large losses from a sharp correction in commodity markets and related stock prices.

Late in the reporting period with the passage of the U.S. government bailout program, fund management changed its position and took a neutral, rather than bearish, position on stock markets. As markets declined in October, the managers added significantly to stocks, as sharply lower prices resulted in much better valuations, along with the expectation of a strong bounce from overly depressed levels. Coordinated efforts from governments around the world on interest rate cuts and bailout programs gave encouragement to investors, and markets (and the fund) rebounded during the last week of the reporting period.

Among the fund's equity sector returns, virtually all had negative returns for the reporting period. Gold and Energy stocks were especially hurt with the bursting of the commodity bubble. The fund held gold stocks due to Fund Management's belief that they were quite cheap relative to the price of gold. However, gold stocks fell sharply in October.

In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar appreciated against most currencies, as the U.S. Dollar Index 4 rose 11.9%. This increase of the U.S. dollar relative to other currencies decreased the value in U.S. dollar terms of the fund's foreign holdings. In particular, the Canadian dollar fell more than 28%, and the euro nearly 12%. However; the Japanese yen gained almost 15% and partially offset the losses in the other currencies. 5

3 Hedging strategies can result in increased expenses and losses to the fund. Investments in put options are subject to additional risks. An investment in an exchange-traded fund ("ETF") generally presents the same primary risks as an investment in a fund that is not exchange traded and may also be subject to other risks, such as: (i) ETF shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) trading of an ETF's shares may be halted by the listing exchange's officials.

4 The U.S. Dollar Index is an index or measure of the value of the U.S. dollar relative to a basket of foreign currencies. It is a weighted geometric mean of the dollar's value compared to the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

5 International investing involves special risks such as currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The Fund's Institutional Shares commenced operations on June 29, 2007. The Fund offers three other classes of shares; Class A Shares, Class B Shares and Class C Shares. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Institutional Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2008, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(11.95)%
5 Years	1.04%
Start of Performance (12/4/2000)	4.77%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's portfolio composition 1 was as follows:

Percentage of Total Net Assets
U.S. Equity/Hybrid Securities [2]	49.8%
International Equity/Hybrid Securities [2]	36.0%
U.S. Fixed-Income Securities	5.0%
Put Options	0.5%
Derivative Contracts [3]	(0.1)%
Cash Equivalents [4]	14.1%
Other Assets and Liabilities--Net [5]	(5.3)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Equity securities include securities convertible into equity securities.

3 Based upon net unrealized appreciation (depreciation) on the derivative contracts. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on a Fund's performance may be larger than its unrealized appreciation (depreciation) may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation) and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value in U.S. Dollars
		COMMON STOCKS--83.1%
		Aerospace & Defense--1.1%
630,000	[1]	Ceradyne, Inc.	$14,805,000
		Airlines--1.2%
2,250,000		Singapore Airlines Ltd.	16,974,977
		Auto Components--0.7%
485,000		Denso Corp.	9,577,676
		Biotechnology--1.2%
380,000	[1]	Biogen Idec, Inc.	16,169,000
		Capital Markets--0.9%
310,000		Deutsche Bank AG	11,776,126
		Chemicals--2.7%
125,000		CF Industries Holdings, Inc.	8,023,750
370,000	[1]	The Mosaic Co.	14,581,700
650,000		Nitto Denko Corp.	14,297,449
		TOTAL	36,902,899
		Communications Equipment--2.2%
775,000	[1]	Cisco Systems, Inc.	13,771,750
1,060,000		Nokia Oyj, Class A, ADR	16,090,800
		TOTAL	29,862,550
		Construction & Engineering--0.6%
1,373,000		Chiyoda Corp.	7,832,934
		Electric Utilities--1.7%
500,000		FPL Group, Inc.	23,620,000
		Electrical Equipment--2.5%
1,450,000		ABB Ltd., ADR	19,067,500
450,000		Emerson Electric Co.	14,728,500
		TOTAL	33,796,000
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Electronic Equipment Instruments & Components--3.0%
135,000	[1]	Apple, Inc.	$14,524,650
230,000		Kyocera Corp.	13,436,166
500,000	[1]	Lexmark International Group, Class A	12,915,000
		TOTAL	40,875,816
		Energy Equipment & Services--5.3%
810,000		BJ Services Co.	10,408,500
230,000		Noble Corp.	7,408,300
2,155,000		Patterson-UTI Energy, Inc.	28,596,850
195,000		Schlumberger Ltd.	10,071,750
440,000	[1]	Unit Corp.	16,517,600
		TOTAL	73,003,000
		Food Products--2.7%
1,900,000		Ajinomoto Co., Inc.	16,631,332
545,000		Bunge Ltd.	20,933,450
		TOTAL	37,564,782
		Health Care Equipment & Supplies--1.0%
285,000	[1]	Zimmer Holdings, Inc.	13,232,550
		Index--7.7%
1,400,000		iShares MSCI EAFE Index Fund	62,468,000
1,700,000		iShares MSCI Japan	15,283,000
900,000		iShares S&P Europe 350 Index Fund	28,251,000
		TOTAL	106,002,000
		Industrial Conglomerates--1.9%
660,000		General Electric Co.	12,876,600
750,000		Philips Electronics NV	13,846,820
		TOTAL	26,723,420
		Internet Software & Services--1.0%
925,000	[1]	eBay, Inc.	14,124,750
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Leisure Equipment & Products--1.2%
350,000		Sankyo Co. Ltd.	$15,811,459
		Life Sciences Tools & Services--0.3%
1,114,900	[1]	Affymetrix, Inc.	4,113,981
		Machinery--0.5%
230,000	[1]	AGCO Corp.	7,249,600
		Metals & Mining--17.9%
1,163,000		Barrick Gold Corp.	26,423,360
480,000		Cia de Minas Buenaventura SA, Class B, ADR	6,067,200
4,780,000	[1]	Coeur d'Alene Mines Corp.	3,441,600
250,000		Freeport-McMoRan Copper & Gold, Inc.	7,275,000
2,550,000		Gold Fields Ltd., ADR	16,957,500
1,400,000		Goldcorp, Inc., Class A	26,124,000
3,525,000	[1]	Golden Star Resources Ltd.	3,102,000
2,150,000		IAMGOLD Corp.	7,095,000
2,400,000		Kinross Gold Corp.	25,032,000
1,590,000		Newmont Mining Corp.	41,880,600
1,450,000	[1]	Pan American Silver Corp.	16,834,500
2,450,000	[1]	Silver Wheaton Corp.	8,820,000
920,000	[1]	Stillwater Mining Co.	3,643,200
11,500,000		Yamana Gold, Inc.	53,245,000
		TOTAL	245,940,960
		Multi-Utilities--2.9%
1,310,000		NiSource, Inc.	16,977,600
900,000		Veolia Environnement	22,095,099
		TOTAL	39,072,699
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Oil Gas & Consumable Fuels--8.1%
548,945		Enerplus Resources Fund	$14,662,321
1,345,000		Frontier Oil Corp.	17,767,450
1,020,000		Holly Corp.	20,022,600
440,000	[1]	Newfield Exploration Co.	10,111,200
1,370,000		Penn West Energy Trust	24,468,200
460,000	[1]	Stone Energy Corp.	13,956,400
480,000		Valero Energy Corp.	9,878,400
		TOTAL	110,866,571
		Pharmaceuticals--7.4%
800,000		Bristol-Myers Squibb Co.	16,440,000
650,000	[1]	Forest Laboratories, Inc., Class A	15,099,500
1,100,000		GlaxoSmithKline PLC	21,203,580
720,000		Merck & Co., Inc.	22,284,000
985,000	[1]	Sepracor, Inc.	13,120,200
420,000		Wyeth	13,515,600
		TOTAL	101,662,880
		Semiconductors & Semiconductor Equipment--3.7%
900,000		Intel Corp.	14,400,000
950,000		Maxim Integrated Products, Inc.	12,920,000
340,000	[1]	MEMC Electronic Materials, Inc.	6,249,200
365,000		Rohm Co.	17,253,201
		TOTAL	50,822,401
		Software--2.3%
840,000		Microsoft Corp.	18,757,200
975,000	[1]	Symantec Corp.	12,265,500
		TOTAL	31,022,700
		Wireless Telecommunication Services--1.4%
12,098		NTT DoCoMo, Inc.	19,194,171
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,443,471,819)	1,138,600,902
Foreign Par Amount, Principal Amount or Shares			Value in U.S. Dollars
		U.S. TREASURY--5.0%
$51,000,000	[2]	United States Treasury Bill, 0.90%-1.22%, 4/16/2009	$50,792,180
18,000,000	[2]	United States Treasury Bill, 1.58%, 4/29/2009	17,919,544
250,000	[2]	United States Treasury Bill, 0.86%, 4/9/2009	249,127
		TOTAL U.S. TREASURY (IDENTIFIED COST $68,828,616)	68,960,851
		HYBRID NOTES--2.7%
		Construction & Engineering--0.6%
588,200		Credit Suisse First Boston, NY, PERCS (Chicago Bridge & Iron Co., N.V.)	8,223,036
		Food Products--1.3%
827,100	[3,4]	JPMorgan Chase & Co., PERCS (Archer-Daniels-Midland Co.)	17,530,385
		Metals & Mining--0.1%
4,880,200	[3,4]	Lehman Brothers, Inc., PERCS (Coeur d'Alone Mines Corp.)	1,854,476
		Software--0.1%
1,854,000	[3,4]	Lehman Brothers, Inc., PERCS (Cadence Design Systems, Inc.)	1,594,440
		Specialty Retail--0.6%
690,000		Credit Suisse First Boston, NY, PERCS (RadioShack Corp.)	8,045,400
		TOTAL HYBRID NOTES (IDENTIFIED COST $104,232,775)	37,247,737
		PURCHASED PUT OPTIONS/SHORT EXPOSURE--0.5%
		Commercial Banks--0.5%
4,000	[1]	U.S. Bancorp, Strike Price $30, Expiration Date 12/20/2008	1,020,000
4,500	[1]	U.S. Bancorp, Strike Price $35, Expiration Date 3/21/2009	3,150,000
3,600	[1]	Wells Fargo & Co., Strike Price $35, Expiration Date 4/18/2009	2,268,000
		TOTAL PURCHASED PUT OPTIONS/SHORT EXPOSURE (IDENTIFIED COST $6,884,180)	6,438,000
		GOVERNMENTS/AGENCIES--0.0%
$1		South Africa, Government of, Bond, 10.00%, 2/28/2009 (IDENTIFIED COST $0)	0
Shares			Value in U.S. Dollars
		MUTUAL FUND -- 14.1%
193,695,807	[5,6]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$193,695,807
		TOTAL INVESTMENTS--105.4% (IDENTIFIED COST $1,817,113,197) [7]	1,444,943,297
		OTHER ASSETS AND LIABILITIES - NET--(5.4%) [8]	(73,641,044)
		TOTAL NET ASSETS--100%	$1,371,302,253

At October 31, 2008, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
11/3/2008	15,892,831 GBP	$30,966,069	$25,572,316	$(5,393,753)
11/3/2008	11,707,169 GBP	$22,799,126	$18,837,387	$(3,961,739)
11/3/2008	27,300,000 GBP	$51,665,059	$43,926,989	$(7,738,070)
11/5/2008	1,035,193,544 JPY	$10,512,140	$10,510,387	$(1,753)
11/6/2008	386,411,341 JPY	$3,949,179	$3,923,400	$(25,779)
12/15/2008	10,900,000 Euro	22,417,485 SGD	$13,873,951	$(1,852,101)
12/15/2008	48,092,991 Euro	$68,042,445	$61,214,662	$(6,827,783)
12/15/2008	36,958,468 Euro	74,593,275 SGD	$47,042,199	$(5,227,622)
12/15/2008	120,363,427 SEK	$15,571,955	$15,494,119	$(77,836)
12/15/2008	150,680,934 SEK	$19,446,465	$19,396,825	$(49,640)
12/15/2008	120,438,557 SEK	$15,564,358	$15,503,790	$(60,568)
12/15/2008	97,010,760 SGD	47,148,677 Euro	$65,510,875	$(2,503,707)

Contracts Sold:
11/3/2008	27,300,000 GBP	$53,295,333	$43,926,989	$9,368,344
11/3/2008	27,600,000 GBP	$53,342,520	$44,409,703	$8,932,817
12/15/2008	22,417,485 SGD	10,900,000 Euro	$15,138,414	$587,638
12/15/2008	74,593,275 SGD	36,958,468 Euro	$50,372,461	$1,897,360
12/15/2008	47,148,677 Euro	97,010,760 SGD	$60,012,701	$8,001,881
12/15/2008	46,700,000 Euro	$67,481,500	$59,441,607	$8,039,893
12/15/2008	19,502,512 Euro	$28,100,000	$24,823,569	$3,276,431
12/15/2008	7,778,715,000 JPY	$77,853,325	$79,125,369	$(1,272,044)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$5,111,969

Net Unrealized Appreciation on Foreign Exchange Contracts is included in "Other Assets and Liabilities--Net."

At October 31, 2008, the Fund had the following outstanding written put option contracts:

Security	Expiration Date	Exercise Price	Contracts	Value
[1] Barrick Gold Corp.	January 2009	$35	5,500	$ 7,150,000
[1] Goldcorp., Inc.	January 2009	$25	10,000	$ 7,550,000
(PREMIUMS RECEIVED $7,843,761)				$14,700,000

Value of Written Put Option Contracts is included in "Other Assets and Liabilities--Net."

1 Non-income producing security.

2 Discount rate at time of purchase.

3 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $20,979,301, which represented 1.5% of total net assets.

4 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $20,979,301, which represented 1.5% of total net assets.

5 7-Day net yield.

6 Affiliated company.

7 The cost of investments for federal tax purposes amounts to $1,820,925,623.

8 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GBP	--Great Britain Pound
JPY	--Japanese Yen
PERCS	--Preferred Equity Redemption Cumulative Stock
SEK	--Swedish Krona
SGD	--Singapore Dollar

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value, including $193,695,807 of an investment in an affiliated issuer (Note 5) (identified cost $1,817,113,197)		$1,444,943,297
Cash		61,653
Cash denominated in foreign currencies (identified cost $14,520,032)		14,476,220
Receivable for foreign exchange contracts		40,104,364
Receivable for investments sold		32,174,218
Income receivable		3,590,806
Receivable for shares sold		1,669,163
TOTAL ASSETS		1,537,019,721
Liabilities:
Payable for investments purchased	$107,963,857
Payable for foreign exchange contracts	34,992,395
Options written, at value (premiums $7,843,761)	14,700,000
Payable for shares redeemed	6,331,758
Payable for shareholder services fee (Note 5)	728,954
Payable for distribution services fee (Note 5)	429,625
Accrued expenses	570,879
TOTAL LIABILITIES		165,717,468
Net assets for 134,031,724 shares outstanding		$1,371,302,253
Net Assets Consist of:
Paid in capital		$1,733,032,887
Net unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency		(373,293,069)
Accumulated net realized loss on investments, options and foreign currency translations		(29,087,312)
Undistributed net investment income		40,649,747
TOTAL NET ASSETS		$1,371,302,253

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($721,631,999/70,307,694 shares outstanding), no par value, unlimited shares authorized	$10.26
Offering price per share (100/94.50 of $10.26) [1]	$10.86
Redemption proceeds per share	$10.26
Class B Shares:
Net asset value per share ($197,694,372/19,359,351 shares outstanding), no par value, unlimited shares authorized	$10.21
Offering price per share	$10.21
Redemption proceeds per share (94.50/100 of $10.21) [1]	$9.65
Class C Shares:
Net asset value per share ($445,425,322/43,728,046 shares outstanding), no par value, unlimited shares authorized	$10.19
Offering price per share	$10.19
Redemption proceeds per share (99.00/100 of $10.19) [1]	$10.09
Institutional Shares:
Net asset value per share ($6,550,560/636,633 shares outstanding), no par value, unlimited shares authorized	$10.29
Offering price per share	$10.29
Redemption proceeds per share	$10.29

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $24,831,401 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $1,132,057)		$70,251,330
Interest		14,034,241
TOTAL INCOME		84,285,571
Expenses:
Investment adviser fee (Note 5)	$13,578,512
Administrative personnel and services fee (Note 5)	1,416,118
Custodian fees	95,320
Transfer and dividend disbursing agent fees and expenses	2,183,163
Directors'/Trustees' fees	25,663
Auditing fees	37,164
Legal fees	60,762
Portfolio accounting fees	217,667
Distribution services fee--Class B Shares (Note 5)	1,977,835
Distribution services fee--Class C Shares (Note 5)	4,423,420
Shareholder services fee--Class A Shares (Note 5)	2,367,437
Shareholder services fee--Class B Shares (Note 5)	659,278
Shareholder services fee--Class C Shares (Note 5)	1,449,368
Account administration fee--Class A Shares	5,590
Account administration fee--Class C Shares	448
Share registration costs	42,715
Printing and postage	231,744
Insurance premiums	11,324
Miscellaneous	11,896
TOTAL EXPENSES	28,795,424

Statement of Operations - continued

Waiver, Reimbursement and Expense Reductions:
Reimbursement of investment adviser fee (Note 5)	$(610,578)
Waiver of administrative personnel and services fee (Note 5)	(37,987)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(3,250)
Reduction of custodian fees (Note 6)	(443)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTIONS		$(652,258)
Net expenses			$28,143,166
Net investment income			56,142,405
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			114,594,970
Net realized loss on written options			(13,973,204)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(358,157,377)
Net change in unrealized depreciation on written options			(6,856,239)
Net realized and unrealized loss on investments, options and foreign currency transactions			(264,391,850)
Change in net assets resulting from operations			$(208,249,445)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$56,142,405	$72,977,236
Net realized gain (loss) on investments, options and foreign currency transactions	100,621,766	(52,721,705)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(365,013,616)	(36,625,962)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(208,249,445)	(16,370,431)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(42,762,897)	(45,534,567)
Class B Shares	(10,016,412)	(10,236,324)
Class C Shares	(22,300,645)	(24,268,906)
Institutional Shares	(111,676)	(4,189)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(75,191,630)	(80,043,986)
Share Transactions:
Proceeds from sale of shares	526,356,457	504,704,857
Net asset value of shares issued to shareholders in payment of distributions declared	57,468,587	60,580,041
Cost of shares redeemed	(854,744,051)	(1,452,681,482)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(270,919,007)	(887,396,584)
Change in net assets	(554,360,082)	(983,811,001)
Net Assets:
Beginning of period	1,925,662,335	2,909,473,336
End of period (including undistributed net investment income of $40,649,747 and $17,423,231, respectively)	$1,371,302,253	$1,925,662,335

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 diversified portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

Effective June 29, 2007, the Fund began offering Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2008, the Fund had a net realized loss of $13,973,204 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at prior period-end	--	$ --
Contracts written	45,400	41,122,177
Contracts exercised	(734)	(371,806)
Contracts bought back	(29,166)	(32,906,610)
Outstanding at October 31, 2008	15,500	$ 7,843,761

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	31,660,346	$389,360,969	26,877,662	$336,652,453
Shares issued to shareholders in payment of distributions declared	2,775,926	33,809,164	2,858,742	35,604,411
Shares redeemed	(44,465,849)	(530,133,572)	(67,495,963)	(839,747,517)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(10,029,577)	$(106,963,439)	(37,759,559)	$(467,490,653)

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,934,966	$23,555,885	2,044,633	$25,516,583
Shares issued to shareholders in payment of distributions declared	679,764	8,231,972	679,473	8,431,672
Shares redeemed	(7,261,201)	(86,900,792)	(11,900,557)	(147,302,844)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,646,471)	$(55,112,935)	(9,176,451)	$(113,354,589)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	8,668,337	$105,602,213	11,393,902	$142,032,718
Shares issued to shareholders in payment of distributions declared	1,270,437	15,343,355	1,335,860	16,541,350
Shares redeemed	(19,907,692)	(237,038,784)	(37,744,965)	(465,614,422)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(9,968,918)	$(116,093,216)	(25,015,203)	$(307,040,354)

	Year Ended 10/31/2008		Period Ended 10/31/2007 [1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	648,425	$7,837,390	40,738	$503,103
Shares issued to shareholders in payment of distributions declared	6,935	84,096	215	2,608
Shares redeemed	(58,310)	(670,903)	(1,370)	(16,699)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	597,050	$7,250,583	39,583	$489,012
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(24,047,916)	$(270,919,007)	(71,911,630)	$(887,396,584)

1 Reflects operations for the period from June 29, 2007 (date of initial investment) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and partnership adjustments.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(3)	$42,275,741	$(42,275,738)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$75,191,630	$80,043,986

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$46,216,655
Net unrealized depreciation	$(381,314,014)
Capital loss carryforwards	$(26,633,275)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2008, the cost of investments for federal tax purposes was $1,820,925,623. The net unrealized appreciation/depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and written options contracts was $375,982,326. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $22,687,619 and net unrealized depreciation from investments for those securities having an excess of cost over value of $398,669,945.

At October 31, 2008, the Fund had a capital loss carryforward of $26,633,275 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2015.

The Fund used capital loss carryforwards of $100,215,146 to offset taxable capital gains realized during the year ended October 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2008, the Sub-Adviser earned a fee of $1,225,579.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $37,987 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $585,400 of fees paid by the Fund. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on December 31, 2007. For the year ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended October 31, 2008, FSC retained $53,023 in sales charges from the sale of Class A Shares. FSC also retained $25,753 of contingent deferred sales charges relating to redemptions of Class A Shares and $24,999 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $11,385 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.24%, 1.99%, 1.99% and 0.99%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $610,578. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	633,564,638	2,296,946,791	2,736,815,622	193,695,807	$193,695,807	$24,831,401

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $3,250 under these arrangements.

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $443 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$2,884,380,690
Sales	$2,384,341,261

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds and their respective counsel have been defending this litigation and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2008, 12.20% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended October 31, 2008, 2.58% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Market Opportunity Fund (the "Fund"), a portfolio of Federated Equity Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Market Opportunity Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 23, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all theTrust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT 140 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp. and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT 40 East 45 th Street New York, NY 10017 Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp. and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MARKET OPPORTUNITY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated MarketOpportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172453
37774 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund

Established 1984

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$45.41		$36.12		$31.85		$27.44		$25.14
Income From Investment Operations:
Net investment income (loss)	(0.00	) [2,3]	(0.12	) [2]	(0.09	) [2]	(0.10	) [2]	(0.21	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(17.11)		9.41		4.36		4.51		2.51
TOTAL FROM INVESTMENT OPERATIONS	(17.11)		9.29		4.27		4.41		2.30
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(4.25)		--		--		--		--
Net Asset Value, End of Period	$24.05		$45.41		$36.12		$31.85		$27.44
Total Return [4]	(41.21)%		25.72%		13.41%		16.07	% [5]	9.15	% [6]

Ratios to Average Net Assets:
Net expenses [7]	0.99	% [8]	0.98	% [8]	0.99	% [8]	1.21	% [8]	1.32	% [8]
Net investment income (loss)	(0.00	)% [9]	(0.29)%		(0.25)%		(0.32)%		(0.81)%
Expense waiver/reimbursement [10]	0.32%		0.28%		0.28%		0.06%		0.00	% [9]
Supplemental Data:
Net assets, end of period (000 omitted)	$293,777		$544,647		$492,751		$537,322		$486,643
Portfolio turnover	215%		118%		115%		139%		144%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.07% on the total return.

6 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

7 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

8 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.98%, 0.98%, 0.99%, 1.19% and 1.31% after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

9 Represents less than 0.01%.

10 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$40.89		$32.77		$29.13		$25.31		$23.36
Income From Investment Operations:
Net investment income (loss)	(0.24	) [2]	(0.38	) [2]	(0.34	) [2]	(0.32	) [2]	(0.38	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(15.17)		8.50		3.98		4.14		2.33
TOTAL FROM INVESTMENT OPERATIONS	(15.41)		8.12		3.64		3.82		1.95
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(4.25)		--		--		--		--
Net Asset Value, End of Period	$21.23		$40.89		$32.77		$29.13		$25.31
Total Return [3]	(41.65)%		24.78%		12.50%		15.09%		8.35	% [4]

Ratios to Average Net Assets:
Net expenses [5]	1.74	% [6]	1.74	% [6]	1.79	% [6]	2.04	% [6]	2.07	% [6]
Net investment income (loss)	(0.75)%		(1.05)%		(1.05)%		(1.13)%		(1.56)%
Expense waiver/reimbursement [7]	0.39%		0.34%		0.26%		0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$21,592		$76,376		$92,883		$129,155		$144,819
Portfolio turnover	215%		118%		115%		139%		144%

1 Beginning with year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.09% on the total return.

5 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.73%, 1.74%, 1.78%, 2.02% and 2.06% after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$41.29		$33.10		$29.41		$25.56		$23.59
Income From Investment Operations:
Net investment income (loss)	(0.24	) [2]	(0.39)	[2]	(0.33	) [2]	(0.33	) [2]	(0.39	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(15.33)		8.58		4.02		4.18		2.36
TOTAL FROM INVESTMENT OPERATIONS	(15.57)		8.19		3.69		3.85		1.97
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(4.25)		--		--		--		--
Net Asset Value, End of Period	$21.47		$41.29		$33.10		$29.41		$25.56
Total Return [3]	(41.64)%		24.74%		12.55%		15.06%		8.35	% [4]

Ratios to Average Net Assets:
Net expenses [5]	1.74	% [6]	1.74	% [6]	1.77	% [6]	2.04	% [6]	2.07	% [6]
Net investment income (loss)	(0.75)%		(1.04)%		(1.03)%		(1.13)%		(1.56)%
Expense waiver/reimbursement [7]	0.35%		0.29%		0.26%		0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$13,227		$27,366		$29,341		$30,903		$33,015
Portfolio turnover	215%		118%		115%		139%		144%

1 Beginning with year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.08% on the total return.

5 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.73%, 1.73%, 1.77%, 2.02% and 2.06% after taking into account these expense reductions for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended		Period Ended
	10/31/2008		10/31/2007	[1]
Net Asset Value, Beginning of Period	$45.41		$37.77
Income From Investment Operations:
Net investment income (loss)	(0.18	) [2]	(0.16	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(17.01)		7.80
TOTAL FROM INVESTMENT OPERATIONS	(17.19)		7.64
Less Distributions
Distributions from net realized gain on investments and foreign currency transactions	(4.25)		--
Net Asset Value, End of Period	$23.97		$45.41
Total Return [3]	(41.40)%		20.23%

Ratios to Average Net Assets:
Net expenses [4]	1.49	% [5]	1.47	% [5,6]
Net investment income (loss)	(0.51)%		(0.81	)% [6]
Expense waiver/reimbursement [7]	0.30%		0.26	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$150		$0	[8]
Portfolio turnover	215%		118	% [9]

1 Reflects operations for the period from December 12, 2006 (date of initial public offering) to October 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.47% and 1.46% after taking into account these expense reductions for the year ended October 31, 2008 and for the period ended October 31, 2007, respectively.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than $1,000.

9 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 625.50	$3.88
Class B Shares	$1,000	$ 623.10	$7.02
Class C Shares	$1,000	$ 623.20	$7.02
Class K Shares	$1,000	$ 624.10	$5.96
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.36	$4.82
Class B Shares	$1,000	$1,016.49	$8.72
Class C Shares	$1,000	$1,016.49	$8.72
Class K Shares	$1,000	$1,017.80	$7.41

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follow:

Class A Shares	0.95%
Class B Shares	1.72%
Class C Shares	1.72%
Class K Shares	1.46%

Management's Discussion of Fund Performance

Mid cap growth stocks, as measured by the Russell Midcap Growth Index (RMCGI), 1 have had a challenging 12-month period. Mid cap growth stocks lagged behind mid cap value stocks by 382 basis points and also lagged the Standard & Poor's 500 Index 2 by 655 basis points over the 12-month reporting period.

The biggest investment issues resulted from the market discounting an anticipated worldwide recession following turmoil in the financial sector brought about by collapsing real estate prices and the ensuing decline in consumer confidence.

FUND PERFORMANCE

The fund's total return, based on net asset value, for the fiscal year ended October 31, 2008 was (41.21)% for the Class A Shares, (41.65)% for the Class B Shares, (41.64)% for the Class C Shares and (41.40)% for the Class K Shares. The total return of the RMCGI was (42.65)% for the same time period. The fund's total return for the fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the RMCGI.

The fund's performance was aided by its stock selection in the Health Care, Consumer Staples and Materials sectors. The fund benefited from its over-weighted position in the Health Care Sector as well as being underweight the Financial sector. The biggest areas of underperformance were in the Industrials and Information Technology sectors.

1 Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.

2 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

Individual stocks contributing to the fund's performance included Peabody Energy Corp. (averaged 0.26% of net assets), a company that engages in the exploration and mining of coal worldwide, which gained 51% during the reporting period; Cliffs Natural Resource (averaged 0.86% of net assets), a company that produces iron ore pellets in North America, which was owned but underweighted and returned (25)% during the fiscal year; and Southwestern Energy (averaged 0.95% of net assets), an independent energy company primarily focused on the exploration and production of natural gas which rose 72% in the fiscal year.

The fund's relative performance was hurt by stock selection in the Industrials and Information Technology Sectors. Specific fund holdings that detracted from fund performance included Be Aeropsace Inc. (averaged 0.93% of net assets) which manufactures and markets cabin seating for aircraft; Hexcel Corp. (averaged 0.62% of net assets) which develops and manufactures advanced structural materials; and Cadence Designs Systems (averaged 0.42% of net assets) which develops electronic design automation software and hardware for electronics companies.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Mid Cap Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Funds Average (LMCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(44.44)%
5 Years	0.07%
10 Years	2.56%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the LMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Mid Cap Growth Strategies Fund (Class B Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Funds Average (LMCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(44.51)%
5 Years	0.06%
10 Years	2.50%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the LMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Mid Cap Growth Strategies Fund (Class C Shares) (the "Fund") from October 31, 1998 to October 31, 2008, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Funds Average (LMCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(42.16)%
5 Years	0.43%
10 Years	2.38%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the LMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Federated Mid Cap Growth Strategies Fund (Class K Shares) (the "Fund") commenced operations on December 12, 2006. The Fund offers three other classes of shares; Class A Shares, Class B Shares and Class C Shares. For the period prior to commencement of operations of Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Class K Shares from October 31, 1998 to October 31, 2008, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Funds Average (LMCGFA). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(41.40)%
5 Years	0.77%
10 Years	2.66%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the LMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	18.3%
Industrials	16.9%
Information Technology	15.1%
Consumer Discretionary	14.3%
Energy	9.2%
Consumer Staples	6.8%
Financials	6.3%
Materials	4.6%
Utilities	3.6%
Telecommunication Services	1.5%
Other Securities [2]	1.3%
Securities Lending Collateral [3]	5.6%
Cash Equivalents [4]	5.1%
Other Assets and Liabilities--Net [5]	(8.6)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include Exchange-Traded Funds.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements (other than those representing securities lending collateral).

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--96.6%
		Consumer Discretionary--14.3%
31,200	[1]	Amazon.com, Inc.	$1,785,888
28,800	[1]	Apollo Group, Inc., Class A	2,001,888
21,900	[1]	AutoZone, Inc.	2,787,651
102,600		Block (H&R), Inc.	2,023,272
123,200	[1]	Coach, Inc.	2,537,920
67,356	[1]	DISH Network Corp., Class A	1,060,183
162,800	[1]	Dick's Sporting Goods, Inc.	2,494,096
113,600	[1]	GameStop Corp.	3,111,504
111,900	[1]	Gymboree Corp.	2,893,734
125,000	[1]	Kohl's Corp.	4,391,250
230,900		Mattel, Inc.	3,468,118
233,000		Newell Rubbermaid, Inc.	3,203,750
51,700		Nordstrom, Inc.	935,253
41,100		Omnicom Group, Inc.	1,214,094
108,300		Penney (J.C.) Co., Inc.	2,590,536
33,900		Sherwin-Williams Co.	1,929,249
51,600		Starwood Hotels & Resorts Worldwide, Inc.	1,163,064
160,300		TJX Cos., Inc.	4,289,628
112,500		Yum! Brands, Inc.	3,263,625
		TOTAL	47,144,703
		Consumer Staples--6.8%
151,800		Avon Products, Inc.	3,769,194
28,800		Clorox Corp.	1,751,328
43,500	[1]	Energizer Holdings, Inc.	2,125,410
28,000		Estee Lauder Cos., Inc., Class A	1,009,120
102,500		Flowers Foods, Inc.	3,039,125
64,100		H.J. Heinz Co.	2,808,862
110,300	[1,2]	Hansen Natural Corp.	2,792,796
190,700		Kroger Co.	5,236,622
		TOTAL	22,532,457
Shares			Value
		COMMON STOCKS--continued
		Energy--9.2%
78,000		CONSOL Energy, Inc.	$2,448,420
47,500	[1]	Cameron International Corp.	1,152,350
20,700		Diamond Offshore Drilling, Inc.	1,838,160
40,100		ENSCO International, Inc.	1,524,201
34,500	[1]	FMC Technologies, Inc.	1,207,155
60,700		Murphy Oil Corp.	3,073,848
45,700	[1]	National-Oilwell, Inc.	1,365,973
91,300		Noble Corp.	2,940,773
39,100		Penn Virginia Corp.	1,453,347
144,240	[1]	Petrohawk Energy Corp.	2,733,348
45,400	[1]	Pride International, Inc.	853,066
51,600		Range Resources Corp.	2,178,552
78,400		Smith International, Inc.	2,703,232
69,300	[1]	Southwestern Energy Co.	2,468,466
41,800	[1]	Whiting Petroleum Corp.	2,173,182
		TOTAL	30,114,073
		Financials--6.3%
118,200		Annaly Capital Management, Inc.	1,642,980
29,700		Bank of Hawaii Corp.	1,506,087
9,700		Blackrock, Inc.	1,273,998
125,900		HCC Insurance Holdings, Inc.	2,777,354
174,900	[2]	Huntington Bancshares, Inc.	1,652,805
141,700		New York Community Bancorp, Inc.	2,219,022
45,600		Northern Trust Corp.	2,567,736
103,500	[1]	SLM Corp.	1,104,345
104,700		T. Rowe Price Group, Inc.	4,139,838
118,100		Waddell & Reed Financial, Inc., Class A	1,714,812
		TOTAL	20,598,977
		Health Care--18.3%
64,900		Allergan, Inc.	2,574,583
33,100	[1]	Amgen, Inc.	1,982,359
51,900	[1]	Barr Laboratories, Inc.	3,335,094
63,200	[1]	BioMarin Pharmaceutical, Inc.	1,157,824
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
71,300	[1]	Biogen Idec, Inc.	$3,033,815
49,503	[1]	Celgene Corp.	3,181,063
63,800	[1]	Cephalon, Inc.	4,575,736
71,900		Covidien Ltd.	3,184,451
77,100	[1]	Express Scripts, Inc., Class A	4,673,031
57,000	[1,2]	GTX, Inc.	804,840
49,900	[1]	Genzyme Corp.	3,636,712
46,400	[1]	Humana, Inc.	1,372,976
15,600	[1]	Intuitive Surgical, Inc.	2,695,524
524,500	[1]	Isis Pharmaceuticals, Inc.	7,374,470
63,300	[1]	Momenta Pharmaceuticals, Inc.	576,663
70,300	[1]	Myriad Genetics, Inc.	4,435,227
84,100		Shire Ltd., ADR	3,317,745
41,000	[1]	St. Jude Medical, Inc.	1,559,230
29,500		Stryker Corp.	1,577,070
159,600		Wyeth	5,135,928
		TOTAL	60,184,341
		Industrials--16.9%
78,200		AMETEK, Inc.	2,600,150
115,400	[1]	AMR Corp.	1,178,234
58,300	[1,2]	Alliant Techsystems, Inc.	4,812,082
75,200	[1]	Continental Airlines, Inc., Class B	1,422,784
37,400		Cummins, Inc.	966,790
51,600		Expeditors International Washington, Inc.	1,684,740
82,400	[2]	Fastenal Co.	3,317,424
23,000		Flowserve Corp.	1,309,160
84,800		Fluor Corp.	3,386,064
68,200	[1]	Foster Wheeler Ltd.	1,868,680
77,895		Gamesa Corporacion Tecnologica S.A.	1,278,059
76,700		Harsco Corp.	1,815,489
71,200	[1]	Jacobs Engineering Group, Inc.	2,593,816
238,800	[1,2]	Jet Blue Airways Corp.	1,325,340
48,300		Joy Global, Inc.	1,399,734
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
38,000		Lockheed Martin Corp.	$3,231,900
49,200		Norfolk Southern Corp.	2,949,048
25,200		Precision Castparts Corp.	1,633,212
182,200	[1]	Quanta Services, Inc.	3,600,272
92,700		Roper Industries, Inc.	4,203,945
44,000		SPX Corp.	1,704,560
67,200	[1]	Stericycle, Inc.	3,926,496
105,300		Textron Inc.	1,863,810
98,365	[1,2]	UAL Corp.	1,432,194
		TOTAL	55,503,983
		Information Technology--15.1%
178,100	[1]	Activision Blizzard, Inc.	2,219,126
107,800	[1]	Adobe Systems, Inc.	2,871,792
122,800	[1]	Agilent Technologies, Inc.	2,724,932
196,100	[1]	Amdocs Ltd.	4,424,016
67,000		Analog Devices, Inc.	1,431,120
131,400	[1]	Ansys, Inc.	3,761,982
26,600	[1]	Apple, Inc.	2,861,894
99,100	[1]	Broadcom Corp.	1,692,628
118,300	[1]	Citrix Systems, Inc.	3,048,591
163,100	[1]	Cognizant Technology Solutions Corp.	3,131,520
207,800	[1]	EMC Corp. Mass	2,447,884
105,300	[1]	Electronic Arts, Inc.	2,398,734
117,900	[1]	FLIR Systems, Inc.	3,784,590
135,300	[1]	Juniper Networks, Inc.	2,535,522
64,500		KLA-Tencor Corp.	1,499,625
74,400	[2]	Linear Technology Corp.	1,687,392
59,200	[1]	MEMC Electronic Materials, Inc.	1,088,096
132,000	[1]	NVIDIA Corp.	1,156,320
97,000		Paychex, Inc.	2,768,380
96,200	[1]	Verisign, Inc.	2,039,440
		TOTAL	49,573,584
Shares			Value
		COMMON STOCKS--continued
		Materials--4.6%
22,300		CF Industries Holdings, Inc.	$1,431,437
184,300	[1]	Crown Holdings, Inc.	3,719,174
61,700		Lubrizol Corp.	2,318,686
56,300		Nucor Corp.	2,280,713
124,200	[1]	Owens-Illinois, Inc.	2,841,696
105,000	[1]	Pactiv Corp.	2,473,800
		TOTAL	15,065,506
		Telecommunication Services--1.5%
44,000	[1]	American Tower Systems Corp.	1,421,640
106,300	[1]	Crown Castle International Corp.	2,250,371
49,800	[1]	NII Holdings, Inc.	1,282,848
		TOTAL	4,954,859
		Utilities--3.6%
165,500	[1]	AES Corp.	1,319,035
62,700		AGL Resources, Inc.	1,906,080
72,800		Atmos Energy Corp.	1,766,856
45,800		NSTAR	1,513,690
78,300		PPL Corp.	2,569,806
47,200		SCANA Corp.	1,553,352
30,000		Wisconsin Energy Corp.	1,305,000
		TOTAL	11,933,819
		TOTAL COMMON STOCKS (IDENTIFIED COST $361,015,584)	317,606,302
		EXCHANGE-TRADED FUNDS--1.3%
91,129	[2]	iShares MSCI Emerging Markets Index Fund	2,322,878
70,132	[2]	iShares S&P Latin American 40 Index Fund	1,865,511
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $4,707,638)	4,188,389
Shares			Value
		MUTUAL FUND--10.7%
35,367,622	[3,4,5]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	$35,367,622
		TOTAL INVESTMENTS--108.6% (IDENTIFIED COST $401,090,844) [6]	357,162,313
		OTHER ASSETS AND LIABILITIES - NET-(8.6)% [7]	(28,415,782)
		TOTAL NET ASSETS--100%	$328,746,531

1 Non-income producing security.

2 Certain or all shares are temporarily on loan to unaffiliated brokers/dealers.

3 Affiliated company.

4 7-Day net yield.

5 All or a portion of this security is held as collateral for securities lending.

6 The cost of investments for federal tax purposes amounts to $432,827,572.

7 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $35,367,622 of investments in an affiliated issuer (Note 5) and $17,573,776 of securities loaned (identified cost $401,090,844)		$357,162,313
Cash		56
Income receivable		220,333
Receivable for investments sold		18,610,549
Receivable for shares sold		104,580
TOTAL ASSETS		376,097,831
Liabilities:
Payable for investments purchased	$27,585,587
Payable for shares redeemed	930,558
Payable for collateral due to broker for securities loaned	18,428,421
Payable for Directors'/Trustees' fees	673
Payable for distribution services fee (Note 5)	23,014
Payable for shareholder services fee (Note 5)	201,214
Accrued expenses	181,833
TOTAL LIABILITIES		47,351,300
Net assets for 13,851,955 shares outstanding		$328,746,531
Net Assets Consist of:
Paid-in capital		$446,972,102
Net unrealized depreciation of investments		(43,928,531)
Accumulated net realized loss on investments and foreign currency transactions		(74,297,040)
TOTAL NET ASSETS		$328,746,531

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset per share ($293,777,216 ÷ 12,212,812 shares outstanding), no par value, unlimited shares authorized	$24.05
Offering price per share (100/94.50 of $24.05) [1]	$25.45
Redemption proceeds per share	$24.05
Class B Shares:
Net asset value per share ($21,591,778 ÷ 1,016,890 shares outstanding), no par value, unlimited shares authorized	$21.23
Offering price per share	$21.23
Redemption proceeds per share (94.50/100 of $21.23) [1]	$20.06
Class C Shares:
Net asset value per share ($13,227,082 ÷ 615,977 shares outstanding), no par value, unlimited shares authorized	$21.47
Offering price per share	$21.47
Redemption proceeds per share (99.00/100 of $21.47) [1]	$21.26
Class K Shares:
Net asset value per share ($150,455 ÷ 6,276 shares outstanding), no par value, unlimited shares authorized	$23.97
Offering price per share	$23.97
Redemption proceeds per share	$23.97

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $841,608 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $3,638)		$4,778,702
Interest (including income on securities loaned of $397,805)		399,062
TOTAL INCOME		5,177,764
Expenses:
Investment adviser fee (Note 5)	$3,960,758
Administrative personnel and services fee (Note 5)	413,099
Custodian fees	32,293
Transfer and dividend disbursing agent fees and expenses--Class A Shares	717,632
Transfer and dividend disbursing agent fees and expenses--Class B Shares	110,796
Transfer and dividend disbursing agent fees and expenses--Class C Shares	41,932
Transfer and dividend disbursing agent fees and expenses--Class K Shares	471
Directors'/Trustees' fees	6,581
Auditing fees	23,000
Legal fees	14,919
Portfolio accounting fees	141,739
Distribution services fee--Class B Shares (Note 5)	375,306
Distribution services fee--Class C Shares (Note 5)	164,358
Distribution services fee--Class K Shares (Note 5)	661
Shareholder services fee--Class A Shares (Note 5)	1,041,357
Shareholder services fee--Class B Shares (Note 5)	125,102
Shareholder services fee--Class C Shares (Note 5)	49,941
Account administration fee--Class A Shares	39,552
Account administration fee--Class C Shares	2,668
Share registration costs	76,239
Printing and postage	67,292
Insurance premiums	6,647
Miscellaneous	10,505
TOTAL EXPENSES	7,422,848

Statement of Operations-continued

Waivers, Reimbursements and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,431,778)
Waiver of administrative personnel and services fee (Note 5)	(11,080)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares (Note 5)	(127,327)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class B Shares (Note 5)	(51,126)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares (Note 5)	(13,846)
Fees paid indirectly from directed broker arrangements (Note 6)	(84,568)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(1,719,725)
Net expenses			$5,703,123
Net investment income (loss)			(525,359)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(72,156,075)
Net change in unrealized appreciation of investments			(169,382,965)
Net realized and unrealized loss on investments and foreign currency transactions			(241,539,040)
Change in net assets resulting from operations			$(242,064,399)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(525,359)	$(2,652,332)
Net realized gain (loss) on investments and foreign currency transactions	(72,156,075)	129,117,380
Net change in unrealized appreciation/depreciation of investments	(169,382,965)	16,103,454
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(242,064,399)	142,568,502
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(50,829,370)	--
Class B Shares	(7,726,549)	--
Class C Shares	(2,812,069)	--
Class K Shares	(12)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(61,368,000)	--
Share Transactions:
Proceeds from sale of shares	80,422,572	103,723,400
Net asset value of shares issued to shareholders in payment of distributions declared	54,664,337	--
Cost of shares redeemed	(151,296,783)	(212,878,026)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(16,209,874)	(109,154,626)
Change in net assets	(319,642,273)	33,413,876
Net Assets:
Beginning of period	648,388,804	614,974,928
End of period	$328,746,531	$648,388,804

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 10 diversified portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is appreciation of capital.

Effective December 12, 2006, the Fund began offering Class K Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$17,573,776	$18,428,421

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,070,217	$74,911,380	2,425,285	$98,471,585
Shares issued to shareholders in payment of distributions declared	1,162,440	44,928,319	--	--
Shares redeemed	(3,014,115)	(107,655,130)	(4,072,938)	(164,184,478)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	218,542	$12,184,569	(1,647,653)	$(65,712,893)

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	64,496	$2,087,810	68,002	$2,501,274
Shares issued to shareholders in payment of distributions declared	211,812	7,277,866	--	--
Shares redeemed	(1,127,310)	(36,652,846)	(1,034,064)	(37,678,036)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(851,002)	$(27,287,170)	(966,062)	$(35,176,762)

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	99,692	$3,169,422	73,159	$2,750,441
Shares issued to shareholders in payment of distributions declared	70,738	2,458,152	--	--
Shares redeemed	(217,165)	(6,971,574)	(296,923)	(11,015,512)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(46,735)	$(1,344,000)	(223,764)	$(8,265,071)

	Year Ended 10/31/2008		Period Ended 10/31/2007 [1]
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	6,918	$253,960	3	$100
Shares redeemed	(645)	(17,233)	--	--
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	6,273	$236,727	3	$100
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(672,922)	$(16,209,874)	(2,837,476)	$(109,154,626)

1 Reflects operations for the period from December 12, 2006 (date of initial public offering) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and net operating losses.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(620,004)	$525,359	$94,645

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Long-term capital gains	$61,368,000	$--

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation/depreciation	$(75,665,259)
Capital loss carryforwards	$(42,560,314)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At October 31, 2008, the cost of investments for federal tax purposes was $432,827,572. The net unrealized depreciation of investments for federal tax purposes was $75,665,259. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,894,000 and net unrealized depreciation from investments for those securities having an excess of cost over value of $90,559,259.

At October 31, 2008, the Fund had a capital loss carryforward of $42,560,314 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive investment adviser fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net adviser fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010. For the year ended October 31, 2008, the Adviser waived $1,370,352 of its fee. In addition, an affiliate of the Adviser reimbursed $192,299 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $11,080 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $10,380 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2008, FSC retained $11,919 in sales charges from the sale of Class A Shares. FSC also retained $1,082 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $31,081 of Service Fees for the year ended October 31, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.9949%, 1.7449%, 1.7449% and 1.4949%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $61,426. Transactions with affiliated companies during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	72,404,806	955,039,710	992,076,894	35,367,622	$35,367,622	$841,608

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $84,568 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$1,093,491,560
Sales	$1,141,516,506

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $61,368,000.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Mid Cap Growth Strategies Fund (the "Fund"), a portfolio of Federated Equity Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Mid Cap Growth Strategies Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 23, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 38 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MID CAP GROWTH STRATEGIES FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. In this regard, it was noted that the Adviser has agreed to a reduction of 25 basis points in the Fund's advisory fee at least through December 31, 2010.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305
Cusip 314172529

G01228-08 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Strategic Value Fund

Established 2005

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,						Period Ended
	2008		2007		2006		10/31/2005	[1]
Net Asset Value, Beginning of Period	$6.36		$6.27		$5.21		$5.00
Income From Investment Operations:
Net investment income	0.27		0.27		0.25	[2]	0.12	[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.05)		0.16		1.05		0.19
TOTAL FROM INVESTMENT OPERATIONS	(1.78)		0.43		1.30		0.31
Less Distributions:
Distributions from net investment income	(0.28)		(0.25)		(0.22)		(0.10)
Distributions from net realized gain on investments and foreign currency transactions	(0.29)		(0.09)		(0.02)		--
TOTAL DISTRIBUTIONS	(0.57)		(0.34)		(0.24)		(0.10)
Net Asset Value, End of Period	$4.01		$6.36		$6.27		$5.21
Total Return [3]	(30.13)%		6.96%		25.52%		6.12%

Ratios to Average Net Assets:
Net expenses	1.00	% [4]	1.00	% [4]	0.90	% [4]	0.47	% [5]
Net investment income	5.14%		4.03%		4.38%		3.96	% [5]
Expense waiver/reimbursement [6]	0.25%		0.22%		0.39%		1.45	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$249,725		$555,896		$451,500		$103,674
Portfolio turnover	48%		66%		27%		16%
1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007 and 2006 are 1.00%, 0.99% and 0.88%, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,						Period Ended
	2008		2007		2006		10/31/2005	[1]
Net Asset Value, Beginning of Period	$6.37		$6.28		$5.22		$5.00
Income From Investment Operations:
Net investment income	0.23		0.21		0.21	[2]	0.10	[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.05)		0.18		1.05		0.20
TOTAL FROM INVESTMENT OPERATIONS	(1.82)		0.39		1.26		0.30
Less Distributions:
Distributions from net investment income	(0.24)		(0.21)		(0.18)		(0.08)
Distributions from net realized gain on investments and foreign currency transactions	(0.29)		(0.09)		(0.02)		--
TOTAL DISTRIBUTIONS	(0.53)		(0.30)		(0.20)		(0.08)
Net Asset Value, End of Period	$4.02		$6.37		$6.28		$5.22
Total Return [3]	(30.57)%		6.16%		24.53%		5.92%

Ratios to Average Net Assets:
Net expenses	1.75	% [4]	1.75	% [4]	1.65	% [4]	1.22	% [5]
Net investment income	4.44%		3.33%		3.69%		3.26	% [5]
Expense waiver/reimbursement [6]	0.25%		0.22%		0.39%		1.43	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$112,894		$217,849		$98,936		$23,418
Portfolio turnover	48%		66%		27%		16%

1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007 and 2006 are 1.75%, 1.74% and 1.63%, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$781.90	$4.48
Class C Shares	$1,000	$779.90	$7.83
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.11	$5.08
Class C Shares	$1,000	$1,016.34	$8.87

1 Expenses are equal to the Fund's annualized net expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Class C Shares	1.75%

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended October 31, 2008 was (30.13)% for Class A Shares, and (30.57)% for Class C Shares. The total returns of the Dow Jones Select Dividend Index 1 and the S&P 500 Index 2 were (27.94)% and (36.10)%, respectively, for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the benchmarks.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

The fiscal year ended October 31, 2008 was filled with challenges throughout the financial markets. Chief among these was a steep decline in the credit quality and performance of real estate investments, as housing prices sharply declined after years of rising steadily. This led in turn to a broader downturn in the credit markets. The financial problems of the banking industry came to a head in September with the collapses of Fannie Mae, Freddie Mac, AIG and Lehman Brothers. In response to the credit markets slowing dramatically and generalized concerns about a recession that would result, the Federal Reserve acted aggressively to provide liquidity to the markets. The federal government has followed suit with an investment plan, the Troubled Asset Relief Program, to help re-capitalize the financial services industry. The actions taken domestically have been mirrored in most large markets across the globe.

Other factors added further to market volatility. A speculative bubble in the price of oil and other commodities has contributed to demand destruction and lower levels of economic activity. The currency markets have been equally unstable. The U.S. dollar made a strong comeback versus the euro and Sterling, but much of that strength was due to a flight to quality and the weaker economic outlook in Europe, rather than strength on our shores.

1 The Dow Jones Select Dividend Index (DJSDI) is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. It is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

Not surprisingly given this environment, equity markets at home and abroad sold off sharply. Still, there were notable patterns. For the first half of the fiscal year, while the commodity bubble was still expanding and the financial sector was struggling, dividend stocks were very much out of favor. By the middle of 2008, however, high dividend-yielding sectors experienced some much-needed relief, as the selling shifted to the more cyclical sectors. For the fiscal year, those areas that eventually gave up the least ground in the S&P 500 were dividend-friendly sectors, such as Consumer Staples (-12.04%), Health Care (-23.96%) and Utilities (-29.02%). Investors shunned the volatile Financials (-52.09%) sector and the yield starved Information Technology (-41.21%) and Materials (-41.19%) sectors.

FUND PERFORMANCE

On an absolute performance basis, the fund continued to deliver on its objective of providing a substantially higher-than-market yield. The product also continued to deliver on its goal of investing in those stocks that provide growth in dividend income over time. To this point, the portfolio experienced 33 dividend increases and two dividend cuts for the fiscal year. Overall, we believe that dividend increases are a clear indicator of management confidence, as our companies continue to raise their dividends in the face of market turmoil surrounding credit and housing.

On a relative basis, the fund modestly lagged the universe of dividend-yielding stocks, as represented by the Dow Jones Dividend Select Index, yet significantly outperformed the broad market, as measured by the S&P 500 Index, for the month of October. 3

Underperformance to the Dow Jones Select Dividend Index was attributed to the benchmark's 48% Financials weight. As financial stocks outperformed the broad market in the second quarter of 2008, the Dow Jones Select Dividend Index advanced.

Outperformance to the S&P 500 was due to the rotation of high yield back into market favor by fiscal year end. The fund gained most notably with overweight positions and superior stock selection in Consumer Staples and Utilities. Within Consumer Staples, UST gained 30.99% on news that they were targeted for acquisition by tobacco competitor, Altria. In general, the fund's Utilities stocks posted better than market results. The fund held the defensive, regulated distribution utilities rather than the lower-yielding, energy-linked companies that plummeted along with the rest of the cyclicals late in the year.

3 There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Value Fund (Class A Shares) (the "Fund") from March 30, 2005 (start of performance) to October 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Dow Jones Select Dividend Index (DJSDI). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(33.97)%
Start of Performance (3/30/2005)	(1.68)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The S&P 500 and the DJSDI are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Value Fund (Class C Shares) (the "Fund") from March 30, 2005 (start of performance) to October 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Dow Jones Select Dividend Index (DJSDI). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(31.20)%
Start of Performance (3/30/2005)	(0.78)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The S&P 500 and the DJSDI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Consumer Staples	24.2%
Financials	17.7%
Telecommunication Services	17.0%
Utilities	15.3%
Health Care	10.6%
Energy	6.0%
Industrials	2.8%
Consumer Discretionary	1.5%
Materials	0.5%
Cash Equivalents [2]	4.7%
Other Assets and Liabilities--Net [3]	(0.3)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--95.6%
		Consumer Discretionary--1.5%
612,845		Regal Entertainment Group	$7,868,930
		Consumer Staples--24.2%
504,485		Altria Group, Inc.	9,681,067
147,835		ConAgra Foods, Inc.	2,575,286
567,865		Diageo PLC	8,698,139
554,970		H.J. Heinz Co.	24,318,785
302,925		Kimberly-Clark Corp.	18,566,273
832,475		Kraft Foods, Inc., Class A	24,258,322
378,130		Philip Morris International, Inc.	16,437,311
407,931		Reynolds American, Inc.	19,972,302
265,725		Unilever PLC	5,990,871
		TOTAL	130,498,356
		Energy--6.0%
278,885		BP PLC, ADR	13,860,585
772,107		ENI SpA	18,398,110
		TOTAL	32,258,695
		Financials--17.7%
530,380		BB&T Corp.	19,014,123
296,590		Gallagher (Arthur J.) & Co.	7,224,932
606,995		HSBC Holdings PLC	7,326,727
115,110		Mercury General Corp.	5,913,201
798,830		New York Community Bancorp, Inc.	12,509,678
190,415		PNC Financial Services Group	12,694,968
790,520		U.S. Bancorp	23,565,401
199,695		Wells Fargo & Co.	6,799,615
		TOTAL	95,048,645
		Health Care--10.6%
1,006,415		Bristol-Myers Squibb Co.	20,681,828
576,524		GlaxoSmithKline PLC	11,113,084
1,427,055		Pfizer, Inc.	25,273,144
		TOTAL	57,068,056
		Industrials--2.8%
784,840		General Electric Co.	15,312,228
		Materials--0.5%
164,645		Packaging Corp. of America	2,770,975
Shares			Value
		COMMON STOCKS--continued
		Telecommunication Services--17.0%
525,430		AT&T, Inc.	$14,065,761
1,423,234		BT Group PLC	2,682,673
166,330		CenturyTel, Inc.	4,176,546
850,740		Deutsche Telekom AG, Class REG	12,662,852
344,450		France Telecommunications	8,692,064
981,840		Frontier Communications Corp.	7,471,802
514,355		Verizon Communications, Inc.	15,260,913
6,965,740		Vodafone Group PLC	13,417,162
1,752,530		Windstream Corp.	13,161,500
		TOTAL	91,591,273
		Utilities--15.3%
308,495		AGL Resources, Inc.	9,378,248
76,965		Ameren Corp.	2,497,514
1,057,300		Duke Energy Corp.	17,318,574
261,397		Pinnacle West Capital Corp.	8,273,215
430,675		Progress Energy, Inc.	16,955,675
320,040		SCANA Corp.	10,532,516
347,128		Southern Co.	11,920,376
257,898		United Utilities Group PLC, ADR	5,733,073
		TOTAL	82,609,191
		TOTAL COMMON STOCKS (IDENTIFIED COST $633,970,506)	515,026,349
		MUTUAL FUND--4.7%
25,326,593	[1,2]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	25,326,593
		TOTAL INVESTMENTS--100.3% (IDENTIFIED COST $659,297,099) [3]	540,352,942
		OTHER ASSETS AND LIABILITIES - NET-- (0.3)% [4]	(1,546,683)
		TOTAL NET ASSETS--100%	$538,806,259

1 Affiliated company.

2 7-Day net yield.

3 The cost of investments for federal tax purposes amounts to $659,489,663.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $25,326,593 of investments in an affiliated issuer (Note 5) (identified cost $659,297,099)		$540,352,942
Cash		65,062
Cash denominated in foreign currencies (identified cost $543)		528
Income receivable		1,762,690
Receivable for shares sold		4,126,677
TOTAL ASSETS		546,307,899
Liabilities:
Payable for shares redeemed	$6,980,788
Payable for distribution services fee (Note 5)	72,425
Payable for shareholder services fee (Note 5)	220,033
Payable for Directors'/Trustees' fees	1,538
Accrued expenses	226,856
TOTAL LIABILITIES		7,501,640
Net assets for 134,222,947 shares outstanding		$538,806,259
Net Assets Consist of:
Paid-in capital		$815,179,223
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(118,946,145)
Accumulated net realized loss on investments and foreign currency transactions		(158,547,841)
Undistributed net investment income		1,121,022
TOTAL NET ASSETS		$538,806,259
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
Net asset value per share ($176,187,234 ÷ 43,831,951 shares outstanding), no par value, unlimited shares authorized		$4.02
Offering price per share		$4.02
Redemption proceeds per share		$4.02
Class A Shares:
Net asset value per share ($249,725,351 ÷ 62,283,237 shares outstanding), no par value, unlimited shares authorized		$4.01
Offering price per share (100/94.50 of $4.01) [1]		$4.24
Redemption proceeds per share		$4.01
Class C Shares:
Net asset value per share ($112,893,674 ÷ 28,107,759 shares outstanding), no par value, unlimited shares authorized		$4.02
Offering price per share		$4.02
Redemption proceeds per share (99.00/100 of $4.02) [1]		$3.98

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $805,903 from an affiliated issuer (Note 5) and net of foreign taxes withheld of $1,038,915)		$45,853,659
Interest		1,981
TOTAL INCOME		45,855,640
Expenses:
Investment adviser fee (Note 5)	$5,529,375
Administrative personnel and services fee (Note 5)	576,792
Custodian fees	107,562
Transfer and dividend disbursing agent fees and expenses	776,047
Directors'/Trustees' fees	11,642
Auditing fees	25,500
Legal fees	15,213
Portfolio accounting fees	144,196
Distribution services fee--Class C Shares (Note 5)	1,196,088
Shareholder services fee--Class A Shares (Note 5)	959,925
Shareholder services fee--Class C Shares (Note 5)	395,240
Account administration fee--Class A Shares	9,192
Account administration fee--Class C Shares	965
Share registration costs	77,059
Printing and postage	99,347
Insurance premiums	7,074
Miscellaneous	5,773
TOTAL EXPENSES	9,936,990

Statement of Operations-continued

Waivers, Reimbursement and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,794,679)
Waiver of administrative personnel and services fee (Note 5)	(15,401)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(12,147)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		$(1,822,227)
Net expenses			$8,114,763
Net investment income			37,740,877
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(159,158,300)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(138,352,041)
Net realized and unrealized loss on investments and foreign currency transactions			(297,510,341)
Change in net assets resulting from operations			$(259,769,464)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$37,740,877	$36,255,037
Net realized gain (loss) on investments and foreign currency transactions	(159,158,300)	43,730,128
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(138,352,041)	(35,681,769)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(259,769,464)	44,303,396
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(10,312,929)	(6,244,518)
Class A Shares	(21,360,233)	(23,217,927)
Class C Shares	(7,482,872)	(5,937,932)
Distributions from net realized gains on investments and foreign currency transactions
Institutional Shares	(8,905,275)	(1,223,696)
Class A Shares	(24,168,884)	(6,598,621)
Class C Shares	(9,508,724)	(1,511,825)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(81,738,917)	(44,734,519)
Share Transactions:
Proceeds from sale of shares	268,193,176	681,896,001
Net asset value of shares issued to shareholders in payment of distributions declared	63,505,448	35,280,618
Cost of shares redeemed	(424,759,433)	(377,998,268)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(93,060,809)	339,178,351
Change in net assets	(434,569,190)	338,747,228
Net Assets:
Beginning of period	973,375,449	634,628,221
End of period (including undistributed net investment income of $1,121,022 and $3,146,638, respectively)	$538,806,259	$973,375,449

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Strategic Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide income and long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	25,974,317	$127,806,862	24,649,903	$159,829,387
Shares issued to shareholders in payment of distributions declared	2,017,469	10,947,943	530,655	3,406,218
Shares redeemed	(15,481,308)	(78,753,625)	(7,262,060)	(46,811,479)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	12,510,478	$60,001,180	17,918,498	$116,424,126

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	21,162,592	$107,920,645	57,416,550	$372,807,705
Shares issued to shareholders in payment of distributions declared	6,937,960	37,946,847	3,980,785	25,592,867
Shares redeemed	(53,217,904)	(267,747,175)	(46,001,906)	(295,899,656)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(25,117,352)	$(121,879,683)	15,395,429	$102,500,916

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,304,293	$32,465,669	22,969,834	$149,258,909
Shares issued to shareholders in payment of distributions declared	2,659,723	14,610,658	976,460	6,281,533
Shares redeemed	(15,035,052)	(78,258,633)	(5,512,977)	(35,287,133)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(6,071,036)	$(31,182,306)	18,433,317	$120,253,309
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(18,677,910)	$(93,060,809)	51,747,244	$339,178,351

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(610,459)	$610,459

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$61,361,918	$42,447,438
Long-term capital gains	$20,376,999	$ 2,287,081

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,121,022
Net unrealized depreciation	$(119,138,709)
Capital loss carryforwards	$(158,355,277)

At October 31, 2008, the cost of investments for federal tax purposes was $659,489,663. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $119,136,721. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $580,160 and net unrealized depreciation from investments for those securities having an excess of cost over value of $119,716,881.

At October 31, 2008, the Fund had a capital loss carryforward of $158,355,277 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Adviser voluntarily waived $1,774,271 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $15,401 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $369,443 of fees paid by the Fund. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on December 31, 2007. For the year ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended October 31, 2008, FSC retained $95,012 in sales charges from the sale of Class A Shares. FSC also retained $9,464 of contingent deferred sales charges relating to redemptions of Class A Shares and $52,024 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC received $10,297 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.80%, 1.05% and 1.80%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $20,408. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	27,578,964	237,847,947	240,100,318	25,326,593	$25,326,593	$805,903

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $12,147 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$342,286,491
Sales	$475,781,409

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $20,376,999.

For the fiscal year ended October 31, 2008, 72.37% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 48.60% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND
SHAREHOLDERS OF FEDERATED STRATEGIC VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Strategic Value Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Value Fund, a portfolio of Federated Equity Funds, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED STRATEGIC VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates or supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year period ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Strategic Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172586
Cusip 314172578

33982 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Strategic Value Fund

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,						Period Ended
	2008		2007		2006		10/31/2005	[1]
Net Asset Value, Beginning of Period	$6.37		$6.28		$5.22		$5.00
Income From Investment Operations:
Net investment income	0.28		0.27		0.26	[2]	0.13	[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.05)		0.18		1.05		0.19
TOTAL FROM INVESTMENT OPERATIONS	(1.77)		0.45		1.31		0.32
Less Distributions:
Distributions from net investment income	(0.29)		(0.27)		(0.23)		(0.10)
Distributions from net realized gain on investments and foreign currency transactions	(0.29)		(0.09)		(0.02)		--
TOTAL DISTRIBUTIONS	(0.58)		(0.36)		(0.25)		(0.10)
Net Asset Value, End of Period	$4.02		$6.37		$6.28		$5.22
Total Return [3]	(29.92)%		7.20%		25.78%		6.45%

Ratios to Average Net Assets:
Net expenses	0.75	% [4]	0.75	% [4]	0.65	% [4]	0.22	% [5]
Net investment income	5.67%		4.29%		4.65%		4.37	% [5]
Expense waiver/reimbursement [6]	0.25%		0.22%		0.39%		1.50	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$176,187		$199,630		$84,192		$21,698
Portfolio turnover	48%		66%		27%		16%

1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007 and 2006 are 0.75%, 0.74% and 0.63%, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 783.10	$3.36
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.81

1 Expenses are equal to the Fund's annualized net expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended October 31, 2008 was (29.92)% for Institutional Shares. The total returns of the Dow Jones Select Dividend Index 1 and the S&P 500 Index 2 were (27.94)% and (36.10)%, respectively, for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the benchmarks.

The following discussion will focus on the performance of the fund's Institutional Shares.

MARKET OVERVIEW

The fiscal year ended October 31, 2008 was filled with challenges throughout the financial markets. Chief among these was a steep decline in the credit quality and performance of real estate investments as housing prices sharply declined after years of rising steadily. This led in turn to a broader downturn in the credit markets. The financial problems of the banking industry came to a head in September with the collapses of Fannie Mae, Freddie Mac, AIG and Lehman Brothers. In response to the credit markets slowing dramatically and generalized concerns about a recession that would result, the Federal Reserve acted aggressively to provide liquidity to the markets. The Federal government has followed suit with an investment plan, the Troubled Asset Relief Program, to help re-capitalize the financial services industry. The actions taken domestically have been mirrored in most large markets across the globe.

Other factors added further to market volatility. A speculative bubble in the price of oil and other commodities has contributed to demand destruction and lower levels of economic activity. The currency markets have been equally unstable. The U.S. dollar made a strong comeback versus the euro and Sterling, but much of that strength was due to a flight to quality and the weaker economic outlook in Europe rather than strength on our shores.

1 The Dow Jones Select Dividend Index (DJSDI) is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. It is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

Not surprisingly given this environment, equity markets at home and abroad sold off sharply. Still, there were notable patterns. For the first half of the fiscal year, while the commodity bubble was still expanding and the financial sector was struggling, dividend stocks were very much out of favor. By the middle of 2008, however, high dividend yielding sectors experienced some much-needed relief as the selling shifted to the more cyclical sectors. For the fiscal year, those areas that eventually gave up the least ground in the S&P 500 were dividend friendly sectors such as Consumer Staples (-12.04%), Health Care (-23.96%) and Utilities (-29.02%). Investors shunned the volatile Financials (-52.09%) sector and the yield starved Information Technology (-41.21%) and Materials (-41.19%) sectors.

FUND PERFORMANCE

On an absolute performance basis, the fund continued to deliver on its objective of providing a substantially higher than market yield. The product also continued to deliver on its goal of investing in those stocks that provide growth in dividend income over time. To this point, the portfolio experienced 33 dividend increases and two dividend cuts for the fiscal year. Overall, we believe that dividend increases are a clear indicator of management confidence as our companies continue to raise their dividends in the face of market turmoil surrounding credit and housing.

On a relative basis, the fund modestly lagged the universe of dividend-yielding stocks as represented by the Dow Jones Dividend Select Index yet significantly outperformed the broad market as measured by the S&P 500 Index for the month of October. 3

Underperformance to the Dow Jones Select Dividend Index was attributed to the benchmark's 48% Financials weight. As financial stocks outperformed the broad market in the second quarter of 2008, the Dow Jones Select Dividend Index advanced.

Outperformance to the S&P 500 was due to the rotation of high yield back into market favor by fiscal year end. The fund gained most notably with overweight positions and superior stock selection in Consumer Staples and Utilities. Within Consumer Staples, UST gained 30.99% on news that they were targeted for acquisition by tobacco competitor, Altria. In general, the fund's Utilities stocks posted better than market results. The fund held the defensive, regulated distribution utilities rather than the lower-yielding, energy linked companies that plummeted along with the rest of the cyclicals late in the year.

3 There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Value Fund (Institutional Shares) (the "Fund") from March 30, 2005 (start of performance) to October 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500), 2 and the Dow Jones Select Dividend Index (DJSDI). 2

Average Annual Total Returns for the Period Ended 10/31/2008
1 Year	(29.92)%
Start of Performance (3/30/2005)	0.16%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a divided-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The S&P 500 and DJSDI are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Consumer Staples	24.2%
Financials	17.7%
Telecommunication Services	17.0%
Utilities	15.3%
Health Care	10.6%
Energy	6.0%
Industrials	2.8%
Consumer Discretionary	1.5%
Materials	0.5%
Cash Equivalents [2]	4.7%
Other Assets and Liabilities--Net [3]	(0.3)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--95.6%
		Consumer Discretionary--1.5%
612,845		Regal Entertainment Group	$7,868,930
		Consumer Staples--24.2%
504,485		Altria Group, Inc.	9,681,067
147,835		ConAgra Foods, Inc.	2,575,286
567,865		Diageo PLC	8,698,139
554,970		H.J. Heinz Co.	24,318,785
302,925		Kimberly-Clark Corp.	18,566,273
832,475		Kraft Foods, Inc., Class A	24,258,322
378,130		Philip Morris International, Inc.	16,437,311
407,931		Reynolds American, Inc.	19,972,302
265,725		Unilever PLC	5,990,871
		TOTAL	130,498,356
		Energy--6.0%
278,885		BP PLC, ADR	13,860,585
772,107		ENI SpA	18,398,110
		TOTAL	32,258,695
		Financials--17.7%
530,380		BB&T Corp.	19,014,123
296,590		Gallagher (Arthur J.) & Co.	7,224,932
606,995		HSBC Holdings PLC	7,326,727
115,110		Mercury General Corp.	5,913,201
798,830		New York Community Bancorp, Inc.	12,509,678
190,415		PNC Financial Services Group	12,694,968
790,520		U.S. Bancorp	23,565,401
199,695		Wells Fargo & Co.	6,799,615
		TOTAL	95,048,645
		Health Care--10.6%
1,006,415		Bristol-Myers Squibb Co.	20,681,828
576,524		GlaxoSmithKline PLC	11,113,084
1,427,055		Pfizer, Inc.	25,273,144
		TOTAL	57,068,056
Shares			Value
		COMMON STOCKS--continued
		Industrials--2.8%
784,840		General Electric Co.	$15,312,228
		Materials--0.5%
164,645		Packaging Corp. of America	2,770,975
		Telecommunication Services--17.0%
525,430		AT&T, Inc.	14,065,761
1,423,234		BT Group PLC	2,682,673
166,330		CenturyTel, Inc.	4,176,546
850,740		Deutsche Telekom AG, Class REG	12,662,852
344,450		France Telecommunications	8,692,064
981,840		Frontier Communications Corp.	7,471,802
514,355		Verizon Communications, Inc.	15,260,913
6,965,740		Vodafone Group PLC	13,417,162
1,752,530		Windstream Corp.	13,161,500
		TOTAL	91,591,273
		Utilities--15.3%
308,495		AGL Resources, Inc.	9,378,248
76,965		Ameren Corp.	2,497,514
1,057,300		Duke Energy Corp.	17,318,574
261,397		Pinnacle West Capital Corp.	8,273,215
430,675		Progress Energy, Inc.	16,955,675
320,040		SCANA Corp.	10,532,516
347,128		Southern Co.	11,920,376
257,898		United Utilities Group PLC, ADR	5,733,073
		TOTAL	82,609,191
		TOTAL COMMON STOCKS (IDENTIFIED COST $633,970,506)	515,026,349
		MUTUAL FUND--4.7%
25,326,593	[1,2]	Prime Value Obligations Fund, Institutional Shares, 2.87% (AT NET ASSET VALUE)	25,326,593
		TOTAL INVESTMENTS--100.3% (IDENTIFIED COST $659,297,099) [3]	540,352,942
		OTHER ASSETS AND LIABILITIES - NET-- (0.3)% [4]	(1,546,683)
		TOTAL NET ASSETS--100%	$538,806,259

1 Affiliated company.

2 7-Day net yield.

3 The cost of investments for federal tax purposes amounts to $659,489,663.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value including $25,326,593 of investments in an affiliated issuer (Note 5) (identified cost $659,297,099)		$540,352,942
Cash		65,062
Cash denominated in foreign currencies (identified cost $543)		528
Income receivable		1,762,690
Receivable for shares sold		4,126,677
TOTAL ASSETS		546,307,899
Liabilities:
Payable for shares redeemed	$6,980,788
Payable for distribution services fee (Note 5)	72,425
Payable for shareholder services fee (Note 5)	220,033
Payable for Directors'/Trustees' fees	1,538
Accrued expenses	226,856
TOTAL LIABILITIES		7,501,640
Net assets for 134,222,947 shares outstanding		$538,806,259
Net Assets Consist of:
Paid-in capital		$815,179,223
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(118,946,145)
Accumulated net realized loss on investments and foreign currency transactions		(158,547,841)
Undistributed net investment income		1,121,022
TOTAL NET ASSETS		$538,806,259
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
Net asset value per share ($176,187,234 ÷ 43,831,951 shares outstanding), no par value, unlimited shares authorized		$4.02
Offering price per share		$4.02
Redemption proceeds per share		$4.02
Class A Shares:
Net asset value per share ($249,725,351 ÷ 62,283,237 shares outstanding), no par value, unlimited shares authorized		$4.01
Offering price per share (100/94.50 of $4.01) [1]		$4.24
Redemption proceeds per share		$4.01
Class C Shares:
Net asset value per share ($112,893,674 ÷ 28,107,759 shares outstanding), no par value, unlimited shares authorized		$4.02
Offering price per share		$4.02
Redemption proceeds per share (99.00/100 of $4.02) [1]		$3.98

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Dividends (including $805,903 from an affiliated issuer (Note 5) and net of foreign taxes withheld of $1,038,915)			$45,853,659
Interest			1,981
TOTAL INCOME			45,855,640
Expenses:
Investment adviser fee (Note 5)		$5,529,375
Administrative personnel and services fee (Note 5)		576,792
Custodian fees		107,562
Transfer and dividend disbursing agent fees and expenses		776,047
Directors'/Trustees' fees		11,642
Auditing fees		25,500
Legal fees		15,213
Portfolio accounting fees		144,196
Distribution services fee--Class C Shares (Note 5)		1,196,088
Shareholder services fee--Class A Shares (Note 5)		959,925
Shareholder services fee--Class C Shares (Note 5)		395,240
Account administration fee--Class A Shares		9,192
Account administration fee--Class C Shares		965
Share registration costs		77,059
Printing and postage		99,347
Insurance premiums		7,074
Miscellaneous		5,773
TOTAL EXPENSES		9,936,990
Waivers, Reimbursement and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,794,679)
Waiver of administrative personnel and services fee (Note 5)	(15,401)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(12,147)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(1,822,227)
Net expenses			8,114,763
Net investment income			37,740,877
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(159,158,300)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(138,352,041)
Net realized and unrealized loss on investments and foreign currency transactions			(297,510,341)
Change in net assets resulting from operations			$(259,769,464)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$37,740,877	$36,255,037
Net realized gain (loss) on investments and foreign currency transactions	(159,158,300)	43,730,128
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(138,352,041)	(35,681,769)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(259,769,464)	44,303,396
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(10,312,929)	(6,244,518)
Class A Shares	(21,360,233)	(23,217,927)
Class C Shares	(7,482,872)	(5,937,932)
Distributions from net realized gains on investments and foreign currency transactions
Institutional Shares	(8,905,275)	(1,223,696)
Class A Shares	(24,168,884)	(6,598,621)
Class C Shares	(9,508,724)	(1,511,825)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(81,738,917)	(44,734,519)
Share Transactions:
Proceeds from sale of shares	268,193,176	681,896,001
Net asset value of shares issued to shareholders in payment of distributions declared	63,505,448	35,280,618
Cost of shares redeemed	(424,759,433)	(377,998,268)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(93,060,809)	339,178,351
Change in net assets	(434,569,190)	338,747,228
Net Assets:
Beginning of period	973,375,449	634,628,221
End of period (including undistributed net investment income of $1,121,022 and $3,146,638, respectively)	$538,806,259	$973,375,449

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Strategic Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide income and long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	25,974,317	$127,806,862	24,649,903	$159,829,387
Shares issued to shareholders in payment of distributions declared	2,017,469	10,947,943	530,655	3,406,218
Shares redeemed	(15,481,308)	(78,753,625)	(7,262,060)	(46,811,479)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	12,510,478	$60,001,180	17,918,498	$116,424,126

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	21,162,592	$107,920,645	57,416,550	$372,807,705
Shares issued to shareholders in payment of distributions declared	6,937,960	37,946,847	3,980,785	25,592,867
Shares redeemed	(53,217,904)	(267,747,175)	(46,001,906)	(295,899,656)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(25,117,352)	$(121,879,683)	15,395,429	$102,500,916

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,304,293	$32,465,669	22,969,834	$149,258,909
Shares issued to shareholders in payment of distributions declared	2,659,723	14,610,658	976,460	6,281,533
Shares redeemed	(15,035,052)	(78,258,633)	(5,512,977)	(35,287,133)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(6,071,036)	$(31,182,306)	18,433,317	$120,253,309
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(18,677,910)	$(93,060,809)	51,747,244	$339,178,351

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(610,459)	$610,459

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$61,361,918	$42,447,438
Long-term capital gains	$20,376,999	$ 2,287,081

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,121,022
Net unrealized depreciation	$(119,138,709)
Capital loss carryforwards	$(158,355,277)

At October 31, 2008, the cost of investments for federal tax purposes was $659,489,663. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $119,136,721. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $580,160 and net unrealized depreciation from investments for those securities having an excess of cost over value of $119,716,881.

At October 31, 2008, the Fund had a capital loss carryforward of $158,355,277 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Adviser voluntarily waived $1,774,271 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $15,401 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $369,443 of fees paid by the Fund. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on December 31, 2007. For the year ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended October 31, 2008, FSC retained $95,012 in sales charges from the sale of Class A Shares. FSC also retained $9,464 of contingent deferred sales charges relating to redemptions of Class A Shares and $52,024 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC received $10,297 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.80%, 1.05% and 1.80%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2008, the Adviser reimbursed $20,408. Transactions with the affiliated company during the year ended October 31, 2008 were as follows:

Affiliate	Balance of Shares Held 10/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	27,578,964	237,847,947	240,100,318	25,326,593	$25,326,593	$805,903

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $12,147 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$342,286,491
Sales	$475,781,409

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $20,376,999.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND
SHAREHOLDERS OF FEDERATED STRATEGIC VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Strategic Value Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Value Fund, a portfolio of Federated Equity Funds, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all theTrust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean has been the Fund's Portfolio Manager since inception. He is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean is a Chartered Financial Analyst and has 39 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 140 East 45 th Street New York, NY 10017 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED STRATEGIC VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates or supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year period ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Strategic Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172560

37795 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $254,500

Fiscal year ended 2007 - $191,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,857 and $2,154 respectively.  Fiscal year ended 2008- Fees for review of N-14 merger documents.  Fiscal year ended 2007- Fees for review of N-14 merger documents.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $14,743 and $0 respectively.  Fiscal year ended 2008- Tax preparation fees for fiscal year ended 2007.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $10,461 and $49,068 respectively.  Fiscal year ended 2008- Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2007 – Discussion on accounting related to swaps, billing related to technical matters on non-compete clauses and advice for handling qualified dividend income on 1099 DIV forms.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $322,848

Fiscal year ended 2007 - $309,129

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Equity Funds

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	December 22, 2008

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2008